Exhibit 99.8
                                 ------------
                Computational Materials and/or ABS Term Sheets

                              ABS New Transaction


                            Computational Materials
                            -----------------------


                                $2,826,900,000
                                 (Approximate)


                                  CWABS, Inc.
                                   Depositor


                          ASSET-BACKED CERTIFICATES,

                                 SERIES 2005-4



                        [Logo Omitted] Countrywide(SM)
                                  HOME LOANS
                          Seller and Master Servicer


[Object Omitted] COUNTRYWIDE[R]                                                                         Computational Materials For
---------------------------------------
SECURITIES CORPORATION                                                        Countrywide Asset-Backed Certificates, Series 2005-04
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


The attached tables and other sample pool analyses, together with all other information presented herein (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Countrywide Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information regarding the assets herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on a sample pool of Mortgage Loans expected to be included in the Trust along with other Mortgage Loans on the Closing Date. In addition, certain Mortgage Loans contained in this sample pool may be deleted from the pool of Mortgage Loans delivered to the Trust on the Closing Date. This sample pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although Countrywide Securities believes the information with respect to the sample pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the sample pool.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.





------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


[Object Omitted] COUNTRYWIDE[R]                                                                         Computational Materials For
---------------------------------------
SECURITIES CORPORATION                                                        Countrywide Asset-Backed Certificates, Series 2005-04
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------

Preliminary Term Sheet
                                                                                                               Date: May [25], 2005
                                                    $2,826,900,000 (Approximate)
                                           CWABS Asset-Backed Certificates, Series 2005-4




===============================================================================================================
                             Principal                WAL            Payment Window         Expected Ratings
        Class (1)            Amount(2)            Call/Mat(3)      (Mos) Call/Mat (3)       (S&P/Moody's)(4)
        ---------            ---------            -----------      ------------------       ----------------
AF-1A(5)                   $118,155,000           1.00 / 1.00        1 - 23 / 1 - 23            AAA/Aaa
AF-1B(5)                   $118,155,000           1.00 / 1.00        1 - 23 / 1 - 23            AAA/Aaa
AF-2(5)                     $20,030,000           2.00 / 2.00       23 - 25 / 23 - 25           AAA/Aaa
AF-3(5)                    $145,015,000           3.00 / 3.00       25 - 54 / 25 - 54           AAA/Aaa
AF-4(5)                     $29,470,000           5.00 / 5.00       54 - 68 / 54 - 68           AAA/Aaa
AF-5A(5)                    $22,525,000          6.77 / 10.22      68 - 84 / 68 - 232           AAA/Aaa
AF-5B(5)                    $40,000,000          6.77 / 10.22      68 - 84 / 68 - 232           AAA/Aaa
AF-6(5)                     $65,000,000           6.10 / 6.74      37 - 84 / 37 - 230           AAA/Aaa
MF-1(5)                     $19,500,000           5.45 / 6.56      37 - 84 / 37 - 187           AA+/Aa1
MF-2(5)                     $17,875,000           5.45 / 6.53      37 - 84 / 37 - 178            AA/Aa2
MF-3(5)                     $10,725,000           5.45 / 6.50      37 - 84 / 37 - 169           AA-/Aa3
MF-4(5)                     $9,750,000            5.45 / 6.46      37 - 84 / 37 - 162            A+/A1
MF-5(5)                     $8,775,000            5.45 / 6.42      37 - 84 / 37 - 154             A/A2
MF-6(5)                     $6,825,000            5.45 / 6.36      37 - 84 / 37 - 145            A-/A3
MF-7(5)                     $5,850,000            5.45 / 6.28      37 - 84 / 37 - 137          BBB+/Baa1
MF-8(5)                     $5,850,000            5.45 / 6.18      37 - 84 / 37 - 128           BBB/Baa2
BF(5)                       $6,500,000            5.45 / 5.99      37 - 84 / 37 - 117          BBB-/Baa3
2-AV-1(6)                 $1,098,390,000          2.13 / 2.25       1 - 84 / 1 - 172            AAA/Aaa
3-AV-1(7)                  $264,271,000           0.80 / 0.80        1 - 18 / 1 - 18            AAA/Aaa
3-AV-2(7)                  $292,007,000           2.51 / 2.51       18 - 64 / 18 - 64           AAA/Aaa
3-AV-3(7)                   $59,132,000           6.57 / 7.90      64 - 84 / 64 - 172           AAA/Aaa
MV-1(8)                    $117,700,000           4.89 / 5.25      45 - 84 / 45 - 150           AA+/Aa1
MV-2(8)                     $96,800,000           4.67 / 5.01      42 - 84 / 42 - 142            AA/Aa2
MV-3(8)                     $39,600,000           4.58 / 4.90      40 - 84 / 40 - 133           AA-/Aa3
MV-4(8)                     $51,700,000           4.54 / 4.85      39 - 84 / 39 - 129            A+/A1
MV-5(8)                     $36,300,000           4.51 / 4.80      39 - 84 / 39 - 123             A/A2
MV-6(8)                     $27,500,000           4.49 / 4.75      38 - 84 / 38 - 117            A-/A3
MV-7(8)                     $46,200,000           4.48 / 4.70      38 - 84 / 38 - 112          BBB+/Baa1
MV-8(8)                     $23,100,000           4.46 / 4.62      37 - 84 / 37 - 102           BBB/Baa2
BV(8)                       $24,200,000           4.46 / 4.53       37 - 84 / 37 - 95          BBB-/Baa3
---------------------------------------------------------------------------------------------------------------
          Total:          $2,826,900,000
---------------------------------------------------------------------------------------------------------------


===========================================================================================================
                             Principal           Last Scheduled
        Class (1)            Amount(2)         Distribution Date             Certificate Type
        ---------            ---------         -----------------             ----------------
AF-1A(5)                   $118,155,000             Dec 2024         Floating Rate Senior Sequential
AF-1B(5)                   $118,155,000             Dec 2024           Fixed Rate Senior Sequential
AF-2(5)                     $20,030,000             Nov 2025           Fixed Rate Senior Sequential
AF-3(5)                    $145,015,000             Sep 2032           Fixed Rate Senior Sequential
AF-4(5)                     $29,470,000             Oct 2033           Fixed Rate Senior Sequential
AF-5A(5)                    $22,525,000             Oct 2035           Fixed Rate Senior Sequential
AF-5B(5)                    $40,000,000             Oct 2035           Fixed Rate Senior Sequential
AF-6(5)                     $65,000,000             Aug 2035            Fixed Rate Senior Lockout
MF-1(5)                     $19,500,000             Aug 2035               Fixed Rate Mezzanine
MF-2(5)                     $17,875,000             Aug 2035               Fixed Rate Mezzanine
MF-3(5)                     $10,725,000             Jul 2035               Fixed Rate Mezzanine
MF-4(5)                     $9,750,000              Jun 2035               Fixed Rate Mezzanine
MF-5(5)                     $8,775,000              May 2035               Fixed Rate Mezzanine
MF-6(5)                     $6,825,000              Apr 2035               Fixed Rate Mezzanine
MF-7(5)                     $5,850,000              Feb 2035               Fixed Rate Mezzanine
MF-8(5)                     $5,850,000              Dec 2034               Fixed Rate Mezzanine
BF(5)                       $6,500,000              Sep 2034              Fixed Rate Subordinate
2-AV-1(6)                 $1,098,390,000            Oct 2035               Floating Rate Senior
3-AV-1(7)                  $264,271,000             Jun 2025               Floating Rate Senior
3-AV-2(7)                  $292,007,000             May 2034               Floating Rate Senior
3-AV-3(7)                   $59,132,000             Oct 2035               Floating Rate Senior
MV-1(8)                    $117,700,000             Oct 2035             Floating Rate Mezzanine
MV-2(8)                     $96,800,000             Sep 2035             Floating Rate Mezzanine
MV-3(8)                     $39,600,000             Sep 2035             Floating Rate Mezzanine
MV-4(8)                     $51,700,000             Aug 2035             Floating Rate Mezzanine
MV-5(8)                     $36,300,000             Aug 2035             Floating Rate Mezzanine
MV-6(8)                     $27,500,000             Jul 2035             Floating Rate Mezzanine
MV-7(8)                     $46,200,000             Jul 2035             Floating Rate Mezzanine
MV-8(8)                     $23,100,000             May 2035             Floating Rate Mezzanine
BV(8)                       $24,200,000             Apr 2035            Floating Rate Subordinate
-----------------------------------------------------------------------------------------------------------
          Total:          $2,826,900,000
-----------------------------------------------------------------------------------------------------------


(1) The margins on the Class 2-AV-1,Class 3-AV-1, Class 3-AV-2 and Class 3-AV-3 Certificates double and the margins on the Floating Rate Subordinate Certificates are equal to 1.5x the related original margin after the Clean-up Call date. The fixed rate coupons on the Class AF-5A and Class AF-5B Certificates increase by 0.50% after the Clean-up Call date.

(2) The principal balance of each Class of Certificates is subject to a 10% variance.

(3)  See "Pricing Prepayment Speed" below.

(4) Rating Agency Contacts: [David Glehan, Standard & Poors, 212.438.7324; Rachel Peng, Moody's Ratings, (212) 553-3831].

(5) The Class AF-1A, Class AF-1B, Class AF-2, Class AF-3, Class AF-4, Class AF-5A, Class AF-5B and Class AF-6 Certificates (collectively, the "Class AF Certificates") and the Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5, Class MF-6, Class MF-7, Class MF-8 and Class BF Certificates (collectively the "Fixed Rate Subordinate Certificates") are backed primarily by the cashfows from the Group 1 Mortgage Loans. Under certain conditions referred to under "Fixed Rate Certificates Priority of Distributions," cashflows from one loan group may be used to make certain payments to the Certificate(s) related to the other loan group(s).

(6) The Class 2-AV-1 Certificates are backed primarily by the cashflows from the Group 2 Mortgage Loans. Under certain conditions referred to under "Floating Rate Certificates Priority of Distributions," cashflows from one loan group may be used to make certain payments to the Certificate(s) related to the other loan group(s).

(7) The Class 3-AV-1, Class 3-AV-2 and Class 3-AV-3 Certificates (collectively the "Class 3-AV Certificates") are backed primarily by the cashflows from the Group 3 Mortgage Loans. Under certain conditions referred to under "Floating Rate Certificates Priority of Distributions," cashflows from one loan group may be used to make certain payments to the Certificate(s) related to the other loan group(s).

(8) The Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6, Class MV-7, Class MV-8 and Class BV Certificates (collectively, the "Floating Rate Subordinate Certificates" and, together with the Fixed Rate Subordinate Certificates, the "Subordinate Certificates") are backed by the cashflows from the Group 2 and Group 3 Mortgage Loans.


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


[Object Omitted] COUNTRYWIDE[R]                                                                         Computational Materials For
---------------------------------------
SECURITIES CORPORATION                                                        Countrywide Asset-Backed Certificates, Series 2005-04
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------





Trust:                         Asset-Backed Certificates, Series 2005-4.


Depositor:                     CWABS, Inc.

Seller:                        Countrywide Home Loans, Inc. ("Countrywide").

Master Servicer:               Countrywide Home Loans Servicing LP.

Underwriters:                  Countrywide Securities Corporation (Lead
                               Manager), Bear Stearns & Co. Inc. (Co-
                               Manager) and Merrill Lynch, Pierce, Fenner &
                               Smith Incorporated (Co-Manager).

Trustee: The Bank of New York, a New York banking corporation.

Fixed Rate Certificates:       The "Fixed Rate Certificates" consist of the
                               Class AF Certificates (other than the Class
                               AF-1A Certificates) and the Fixed Rate
                               Subordinate Certificates.

Floating Rate Certificates:    The "Floating Rate Certificates" consist of
                               the Class AF-1A, Class 2-AV-1 and Class 3-AV
                               Certificates and the Floating Rate Subordinate
                               Certificates.

Senior Certificates:           Together, the Class 2-AV-1 Certificates and
                               Class 3-AV Certificates (the "Class AV
                               Certificates") and the Class AF Certificates are referred to herein as the "Senior
                               Certificates."

Offered Certificates:          The Senior Certificates and the Subordinate
                               Certificates are together referred to herein as the "Offered Certificates" and are expected to be offered as described in the final prospectus supplement.

Non-Offered Certificates:      The "Non-Offered Certificates" consist of the
                               Class CF, Class PF, Class CV, Class PV and
                               Class A-R Certificates.


                               The Offered Certificates and Non-Offered
                               Certificates are together referred as
                               "Certificates." to herein the



Federal Tax Status:            It is anticipated that the Certificates (other
                               than the Class A-R Certificates) will represent ownership of REMIC regular interests for tax purposes.

Registration:                  The Offered Certificates will be available in
                               book-entry form through DTC, Clearstream and the Euroclear System.

Statistical Pool Calculation
Date:                           June [1], 2005.

Cut-off Date:                  As to any Mortgage Loan, the later of June 1,
                               2005 and the origination date of such Mortgage
                               Loan.

Expected Pricing Date:         May [26], 2005.

Expected Closing Date:         June [23], 2005.

Expected Settlement Date:      June [23], 2005.

Distribution Date:             The 25th day of each month (or, if not a
                               business day, the next succeeding business
                               day), commencing in July 2005.

Accrued Interest:              The price to be paid by investors for the
                               Floating Rate Certificates will not include accrued interest (i.e., settling flat). The price to be paid by investors for the Fixed
                               Rate Certificates will include accrued interest from June 1, 2005 up to, but not including, the Settlement Date.


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


[Object Omitted] COUNTRYWIDE[R]                                                                         Computational Materials For
---------------------------------------
SECURITIES CORPORATION                                                        Countrywide Asset-Backed Certificates, Series 2005-04
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------

Interest Accrual Period:       The "Interest Accrual Period" for each
                               Distribution Date with respect to the Floating
                               Rate Certificates will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an actual/360 day basis). The "Interest Accrual Period" for each
                               Distribution Date with respect to the Fixed
                               Rate Certificates will be the calendar month preceding the month in which such Distribution
                               Date occurs (on a 30/360 day basis).

ERISA Eligibility:             The Offered Certificates are expected to be
                               eligible for purchase by employee benefit plans and similar plans and arrangements that are subject to Title I of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended, subject to certain considerations.

SMMEA Eligibility:             The Senior Certificates, Class [MF-1, Class
                               MF-2, Class MF-3, Class MV-1, Class MV-2 and the Class MV-3] Certificates will constitute
                               "mortgage related securities" for the purposes of SMMEA. The remaining Certificates will not constitute "mortgage related securities" for purposes of SMMEA

Optional Termination:          The "Clean-up Call" may be exercised once the
                               aggregate principal balance of the Mortgage
                               Loans is less than or equal to 10% of the original Pre-Funded Amount and the aggregate principal balance of the Closing Date Pool as of the Cut-off Date.

Pricing Prepayment Speed:      The Senior Certificates and the
                               Subordinate Certificates will be
                               priced based on the following
                               collateral prepayment assumptions:
                               ----------------------------------------
                               Fixed Rate Mortgage Loans (Group 1)

                               100% PPC assumes 22% HEP (i.e.,
                               prepayments start at 2.2% CPR in
                               month one, and increase by 2.2% CPR
                               each month to 22% CPR in month ten,
                               and remain at 22% CPR thereafter).
                               ---------------------------------------

                               ---------------------------------------
                               Adjustable Rate Mortgage Loans
                               (Group 2 and Group 3)
                               ---------------------------------------
                               100% PPC, which assumes 6% CPR in
                               month 1, an additional 1/11th of 22%
                               CPR for each month thereafter,
                               building to 28% CPR in month 12 and
                               remaining constant at 28% CPR until
                               month 33, increasing to and remaining
                               constant at 50% CPR from month 34
                               until month 38, decreasing 1/4th of
                               20% CPR for each month thereafter,
                               decreasing to 30% CPR in Month 42 and
                               remaining constant at 30% CPR from
                               month 43 and thereafter; provided,
                               however, the prepayment rate will not
                               exceed 85% CPR per annum in any
                               period for any percentage of PPC.
                               ---------------------------------------

Mortgage Loans:                The collateral tables included in
                               these Computational Materials as
                               Appendix A represent a statistical
                               pool of Mortgage Loans with
                               scheduled balances as of the
                               Statistical Pool Calculation Date
                               (the "Statistical Pool"). It is
                               expected that (a) additional
                               mortgage loans will be included in
                               the Trust on the Closing Date and
                               (b) certain Mortgage Loans may be
                               prepaid or otherwise deleted from
                               the pool of Mortgage Loans delivered
                               to the Trust on the Closing Date
                               (the "Closing Date Pool"). The
                               characteristics of the Closing Date
                               Pool will vary from the
                               characteristics of the Statistical
                               Pool described herein, although any
                               such difference is not expected to
                               be material. See the attached
                               collateral descriptions for
                               additional information.
---------------------------------------------------------------------
---------------------------------------------------------------------
                               As of the Statistical Pool
                               Calculation Date, the aggregate
                               principal balance of the Mortgage
                               Loans was approximately
                               $1,909,515,045 (the "Mortgage Loans")
                               of which: (i) approximately
                               $435,497,339 were fixed rate Mortgage
                               Loans made to borrowers with
                               credit-blemished histories (the
                               "Group 1 Mortgage Loans" or "Fixed
                               Rate Mortgage Loans"), (ii)
                               approximately $949,024,286 were
                               adjustable rate conforming balance
                               Mortgage Loans made to borrowers with
                               credit-blemished histories (the
                               "Group 2 Mortgage Loans"), and (iii)
                               approximately $524,993,420 were
                               adjustable rate nonconforming balance
                               Mortgage Loans made to borrowers with
                               credit-blemished histories (the
                               "Group 3 Mortgage Loans" and,
                               together with the Group 2 and Group 3
                               Mortgage Loans, he "Adjustable Rate
                               Mortgage Loans").
------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


[Object Omitted] COUNTRYWIDE[R]                                                                         Computational Materials For
---------------------------------------
SECURITIES CORPORATION                                                        Countrywide Asset-Backed Certificates, Series 2005-04
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


Pre-Funded        A deposit of not more than $712,500,000 (the
Amount:           "Pre-Funded Amount") will be made to a pre-funding
                  account (the "Pre-Funding Account") on the Closing Date.
                  From the Closing Date through August 8, 2005 (the "Funding
                  Period"), the Pre-Funded Amount will be used to purchase
                  subsequent mortgage loans (the "Subsequent Mortgage Loans"), which will be included in the Trust to create a final pool of Mortgage Loans (the "Final Pool"). The characteristics of the Final Pool will vary from the characteristics of the
                  Closing Date Pool, although any such difference is not
                  expected to be material. It is expected that, after giving effect to the purchase of Subsequent Mortgage Loans during the Funding Period, the Final Pool of Mortgage Loans will be comprised of approximately $650,000,000 of Group 1 Mortgage
                  Loans, approximately $1,410,000,000 of Group 2 Mortgage
                  Loans and approximately $790,000,000 of Group 3 Mortgage
                  Loans. Any portion of the Pre-Funded Amount remaining on the last day of the Funding Period will be distributed as
                  principal on the applicable Senior Certificates on the
                  immediately following Distribution Date.

Pass-Through      The Pass-Through Rate for each class of Floating Rate
Rate:             Certificates will be equal to the lesser of (a)
                  one-month LIBOR plus the margin for such class, and (b) the related Net Rate Cap.

                  The Pass-Through Rate on each class of Fixed Rate
                  Certificates will be equal to the lesser of (a) the fixed rate for such class and (b) the related Net Rate Cap.

Adjusted Net      The "Adjusted Net Mortgage Rate" for each Mortgage Loan
Mortgage Rate:    is equal to the gross mortgage rate of the Mortgage
                  Loan less the sum of (a) the servicing fee rate and (b) the trustee fee rate (such sum, the "Expense Fee Rate").

Net Rate Cap:      The "Net Rate Cap" is generally equal to the following
                  (subject to certain exceptions described in the
                  prospectus supplement):
                  ----------------- ---------------------------------------
                  Class
                  ----------------- ---------------------------------------
                  AF and Fixed      The weighted average Adjusted Net
                  Rate Subordinate  Mortgage Rate of the Group 1 Mortgage
                                    Loans (less, in the case of the Class
                                    AF-5B Certificates, the Monoline Guaranty
                                    fee rate as described in the prospectus
                                    supplement) (adjusted, in the case of the
                                    Class AF-1A Certificates, to an effective
                                    rate reflecting the accrual of interest on
                                    an actual/360 basis).
                  ----------------- ---------------------------------------
                  2-AV-1            The weighted average Adjusted Net Mortgage
                                    Rate of the Group 2 Mortgage Loans
                                    (adjusted to an effective rate reflecting
                                    the accrual of interest on an actual/360
                                    basis).
                  ----------------- ---------------------------------------
                  3-AV              The weighted average Adjusted Net Mortgage
                                    Rate of the Group 3 Mortgage Loans
                                    (adjusted to an effective rate reflecting
                                    the accrual of interest on an actual/360
                                    basis).
                  ----------------- ---------------------------------------
                  Floating Rate     The weighted average of the Adjusted
                  Subordinate       Net Mortgage Rate of the Group 2
                                    Mortgage Loans and Group 3 Mortgage Loans,
                                    weighted on the basis of the excess of the
                                    principal balance of the related Mortgage
                                    Loans plus the amounts in the Pre-Funding
                                    Account allocable to the Group 2 Mortgage
                                    Loans and Group 3 Mortgage Loans over the
                                    principal balance of the related Senior
                                    Certificates (adjusted to an effective
                                    rate reflecting the accrual of interest on
                                    an actual/360 basis).

Net Rate          For any class of Senior Certificates and Subordinate
Carryover:        Certificates and any Distribution Date, the "Net Rate
                  Carryover" will equal the sum of (a) the excess of (i) the amount of interest that would have accrued thereon if the
                  applicable Pass-Through Rate had not been limited by the
                  applicable Net Rate Cap over (ii) the amount of interest
                  accrued based on the applicable Net Rate Cap, and (b) the
                  aggregate of any unpaid Net Rate Carryover from previous
                  Distribution Dates together with accrued interest thereon at the related Pass-Through Rate (without giving effect to the applicable Net Rate Cap). Net Rate Carryover will be paid to the extent available from proceeds received on the
                  applicable Corridor Contract and Excess Cashflow remaining from the related loan groups, as described under the
------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your
Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                       6
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
[Object Omitted] COUNTRYWIDE[R]                                                                         Computational Materials For
---------------------------------------
SECURITIES CORPORATION                                                        Countrywide Asset-Backed Certificates, Series 2005-04
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------

                   headings "Fixed Rate Certificates Priority of Distributions" and "Floating Rate Certificates Priority of Distributions" below.

Corridor           The Trust will include payments from four Corridor
Contracts:         Contracts for the benefit of the Class AF-1A, Class
                   2-AV-1, Class 3-AV and Floating Rate Subordinate
                   Certificates (the "Class AF-1A Corridor Contract," "Class
                   2-AV-1 Corridor Contract," "Class 3-AV Corridor Contract,"
                   and "Floating Rate Subordinate Corridor Contract,"
                   respectively, and, collectively, the "Corridor Contracts").
                   Payments to the Trust from each Corridor Contract will be
                   calculated based on the lesser of the notional amount of
                   the related Corridor Contract and the principal balance of the related class(es) of Certificates. After the Closing
                   Date, the notional amount of the Corridor Contracts will
                   each amortize down pursuant to the related amortization
                   schedule (as set forth in an appendix hereto) that is
                   generally estimated to decline in relation to the
                   amortization of the related Certificates. With respect to
                   each Distribution Date, payments received on (a) the Class
                   AF-1A Corridor Contract will be available to pay the
                   holders of the Class AF-1A Certificates the related Net
                   Rate Carryover, (b) the Class 2-AV-1 Corridor Contract will be available to pay the holders of the Class 2-AV-1
                   Certificates the related Net Rate Carryover, (c) the Class
                   3-AV Corridor Contract will be available to pay the holders of the Class 3-AV Certificates the related Net Rate
                   Carryover, pro rata, first based on certificate principal
                   balances thereof and second based on any remaining unpaid
                   Net Rate Carryover and (d) the Floating Rate Subordinate
                   Corridor Contract will be available to pay the holders of
                   the Floating Rate Subordinate Certificates the related Net
                   Rate Carryover, pro rata, first based on certificate
                   principal balances thereof and second based on any
                   remaining unpaid Net Rate Carryover. Any amounts received
                   on the Corridor Contracts on a Distribution Date that are
                   not used to pay any Net Rate Carryover on the related
                   Certificates on such Distribution Date will be distributed to the holder of the related Class of Class C
                   Certificate(s) and will not be available for payments of
                   any Net Rate Carryover on any class of Certificates on
                   future Distribution Dates.

Credit             The Trust will include the following credit
Enhancement:       enhancement mechanisms, each of which is intended to
                   provide credit support for some or all of the Senior
                   Certificates and the Subordinate Certificates, as the
                   case may be:

                   1)  Subordination
                   2)  Overcollateralization
                   3)  Excess Cashflow
                   4)  Monoline Guaranty: A monoline insurer (the "Monoline
                       Insurer") will guarantee that (i) required payments of interest on the Class AF-5B Certificates are distributed on time, and (ii) the ultimate payment of the principal balance of the Class AF-5B Certificates is made. The
                       Monoline Guaranty will not cover any Net Rate Carryover, any prepayment interest shortfall amounts or any interest shortfalls resulting from the application of the Servicemembers Civil Relief Act. The Monoline Guaranty will not cover any Certificates other than the Class B
                       AF- 5 Certificates.

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your
Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                       7
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

[Object Omitted] COUNTRYWIDE[R]                                                                         Computational Materials For
---------------------------------------
SECURITIES CORPORATION                                                        Countrywide Asset-Backed Certificates, Series 2005-04
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------

                                                        Target
                            S&P/     Initial Target Subordination
                   Class    Moody's  Subordination    at Stepdown
                   ----------------------------------------------
                   AF       AAA/Aaa      16.20%          32.40%
                   ----------------------------------------------
                   MF-1     AA+/Aa1      13.20%          26.40%
                   ----------------------------------------------
                   MF-2     AA/Aa2       10.45%          20.90%
                   ----------------------------------------------
                   MF-3     AA-/Aa3       8.80%          17.60%
                   ----------------------------------------------
                   MF-4      A+/A1        7.30%          14.60%
                   ----------------------------------------------
                   MF-5      A/A2         5.95%          11.90%
                   ----------------------------------------------
                   MF-6      A-/A3        4.90%           9.80%
                   ----------------------------------------------
                   MF-7    BBB+/Baa1      4.00%           8.00%
                   ----------------------------------------------
                   MF-8    BBB/Baa2       3.10%           6.20%
                   ----------------------------------------------
                   BF      BBB-/Baa3      2.10%           4.20%
                   ----------------------------------------------
                   2-AV-1   AAA/Aaa      24.45%          48.90%
                   ----------------------------------------------
                   3-AV     AAA/Aaa      24.45%          48.90%
                   ----------------------------------------------
                   MV-1     AA+/Aa1      19.10%          38.20%
                   ----------------------------------------------
                   MV-2     AA/Aa2       14.70%          29.40%
                   ----------------------------------------------
                   MV-3     AA-/Aa3      12.90%          25.80%
                   ----------------------------------------------
                   MV-4      A+/A1       10.55%          21.10%
                   ----------------------------------------------
                   MV-5      A/A2         8.90%          17.80%
                   ----------------------------------------------
                   MV-6      A-/A3        7.65%          15.30%
                   ----------------------------------------------
                   MV-7    BBB+/Baa1      5.55%          11.10%
                   ----------------------------------------------
                   MV-8    BBB/Baa2       4.50%           9.00%
                   ----------------------------------------------
                   BV      BBB-/Baa3      3.40%           6.80%
                   ----------------------------------------------

Subordination:     The Fixed Rate Subordinate Certificates will be
                   subordinate to, and provide credit support for, the
                   Class AF Certificates. The Floating Rate Subordinate
                   Certificates will be subordinate to, and provide
                   credit support for, the Class AV Certificates. Among
                   the Subordinate Certificates in a certificate group,
                   Certificates with a higher class designation will be
                   subordinate to, and provide credit support for, those
                   Subordinate Certificates in that certificate group
                   with a lower class designation.

Fixed Rate         Prior to the Fixed Rate Stepdown Date, the initial
Overcollateral-    Overcollateralization Target for the Fixed Rate
ization Target:    Mortgage Loans will be equal to 2.10% of the aggregate
                   principle balance of the Fixed Rate Mortgage Loans as of the
                   Cut-off Date and the portion of the Pre-Funded Amount
                   (approximately $162,500,000) allocable to Loan Group 1 (the
                   "Initial Fixed Rate O/C Target"). The initial amount of fixed rate overcollateralization will be 0.00%.

                   On or after the Fixed Rate Stepdown Date, the Fixed Rate
                   Overcollateralization Target will be equal to 4.20% of the principal balance of the Fixed Rate Mortgage Loans for the related Distribution Date, subject to a floor (the "Fixed
                   Rate O/C Floor") of 0.50% of the aggregate principal balance of the Fixed Rate Mortgage Loans as of the Cut-off Date and the portion of the Pre-Funded Amount allocable to Loan Group
                   1.

                   However, if a Fixed Rate Trigger Event (as described below) is in effect on the related Distribution Date, the Fixed Rate
                   Overcollateralization Target will be equal to the Fixed Rate
                   Overcollateralization Target on the prior Distribution Date.

Adjustable Rate    Prior to the Adjustable Rate Stepdown Date, the
Overcollateral     Overcollateralization Target for the
-ization Target:   Adjustable  Rate Mortgage Loans will be equal to 3.40%
                   of the aggregate principal balance of the Adjustable Rate
                   Mortgage Loans as of the Cut-off Date and the portion of the
                   Pre-Funded Amount (approximately $550,000,000) allocable to the Adjustable Rate Mortgage Loans (the "Initial Adjustable
                   Rate O/C Target"). The initial amount of adjustable rate
                   overcollateralization will be 1.05%.

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your
Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                       8
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

[Object Omitted] COUNTRYWIDE[R]                                                                         Computational Materials For
---------------------------------------
SECURITIES CORPORATION                                                        Countrywide Asset-Backed Certificates, Series 2005-04
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------

                   On or after the Adjustable Rate Stepdown Date, the Adjustable Rate Overcollateralization Target will be equal to 6.80% of the aggregate principal balance of the Adjustable Rate Mortgage Loans for the related Distribution Date, subject to a floor (the "Adjustable Rate O/C Floor") of 0.50% of the aggregate principal balance of the Adjustable Rate Mortgage Loans as of the Cut-off Date and the portion of the Pre-Funded Amount allocable to the Adjustable Rate Mortgage Loans.

                   However, if an Adjustable Rate Trigger Event (as described below) is in effect on the related Distribution Date, the Adjustable Rate Overcollateralization Target will be equal to the Adjustable Rate Overcollateralization Target on the prior Distribution Date.

Fixed Rate         Either a Fixed Rate Delinquency Trigger Event or a
Trigger Event:     Fixed Rate Cumulative Loss Trigger Event.

Adjustable Rate    Either an Adjustable Rate Delinquency Trigger Event or
Trigger Event:     an Adjustable Rate Cumulative Loss Trigger  Event.

Fixed Rate         With respect to the Class AF and Fixed Rate
Delinquency        Subordinate Certificates, a "Fixed Rate Delinquency
Trigger Event:     Trigger Event" will be in effect for any Distribution
                   Date on or after the Fixed Rate Stepdown Date if the three month rolling average 60+ day delinquency percentage
                   (including bankruptcy, foreclosure, and REO) for the outstanding Fixed Rate Mortgage Loans equals or exceeds
                   [46.00]% times the Fixed Rate Senior Enhancement
                   Percentage.

                   As used above, the "Fixed Rate Senior Enhancement Percentage" with respect to any Distribution Date on or after the Fixed Rate Stepdown Date is the percentage equivalent of a fraction, the numerator of which is equal to: (a) the excess of (i) the aggregate principal balance of the Fixed Rate Mortgage Loans for the preceding Distribution Date, over (ii) the sum of the certificate principal balances of the Class AF Certificates, or, if the Class AF Certificates have been reduced to zero, the certificate principal balance of the most senior class of Fixed Rate Subordinate Certificates outstanding, as of the immediately preceding master servicer advance date, and the denominator of which is equal to (b) the aggregate principal balance of the Fixed Rate Mortgage Loans for the preceding Distribution Date.

Fixed Rate         With respect to the Class AF and Fixed Rate
Cumulative Loss    Subordinate Certificates, a "Fixed Rate Cumulative
Trigger Event:     Loss  Trigger Event" will be in effect for any
                   Distribution Date on or after the Fixed Rate Stepdown Date if the aggregate amount of realized losses on the Fixed
                   Rate Mortgage Loans exceeds the applicable percentage of the aggregate principal balance of the Fixed Rate Mortgage
                   Loans as of the Cut-off Date and the portion of the Pre-Funded Amount allocable to Loan Group 1, as set forth below:

                   Period (month)     Percentage
                   --------------     ----------

                   37 - 48            [1.50%] with respect to July 2008, plus
                                      an additional 1/12th of [1.00]% for
                                      each month thereafter
                   49 - 60            [2.50%] with respect to July 2009, plus
                                      an additional 1/12th of [0.75]% for
                                      each month thereafter
                   61 - 72            [3.25%] with respect to July 2010, plus
                                      an additional 1/12th of [0.50]% for
                                      each month thereafter
                   73+                [3.75%]

Adjustable Rate    With respect to the Floating Rate Certificates (other than
Delinquency        the Class AF-1A Certificates), an "Adjustable Rate
Trigger Event:     Delinquency Trigger Event" will be in effect for any
                   Distribution Date on and after the Adjustable Rate Stepdown
                   Date if the three month rolling average 60+ day delinquency percentage

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                       9
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

[Object Omitted] COUNTRYWIDE[R]                                                                         Computational Materials For
---------------------------------------
SECURITIES CORPORATION                                                        Countrywide Asset-Backed Certificates, Series 2005-04
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------



                   (including bankruptcy, foreclosure, and REO) for the outstanding Adjustable Rate Mortgage Loans equals or exceeds [31.00]% times the Adjustable Rate Senior Enhancement Percentage.

                   As used above, the "Adjustable Rate Senior Enhancement Percentage" with respect to any Distribution Date on or after the Adjustable Rate Stepdown Date is the percentage equivalent of a fraction, the numerator of which is equal to: (a) the excess of (i) the aggregate principal balance of the Adjustable Rate Mortgage Loans for the preceding Distribution Date, over (ii) the sum of the certificate principal balances of the Class AV Certificates, or, if the Class AV Certificates have been reduced to zero, the certificate principal balance of the most senior class of Floating Rate Subordinate Certificates outstanding, as of the immediately preceding master servicer advance date, and the denominator of which is equal to (b) the aggregate principal balance of the Adjustable Rate Mortgage Loans for the preceding Distribution Date.

Adjustable Rate    With respect to the Floating Rate Certificates (other than
Cumulative Loss    the Class AF-1A Certificates), an "Adjustable Rate
Trigger Event:     Cumulative Loss Trigger Event" will be in effect for any
                   Distribution Date on and after the Adjustable Rate Stepdown
                   Date if the aggregate amount of realized losses on the Adjustable Rate Mortgage Loans exceeds the applicable percentage of the aggregate principal balance of the Adjustable Rate Mortgage Loans as of the Cut-off Date and the portion of Pre-Funded Amount allocable to the Adjustable Rate Mortgage Loans, as set forth below.

                   Period (month)     Percentage
                   --------------     ----------

                   37 - 48            [3.25%] with respect to July 2008, plus
                                      an additional 1/12th of [1.50]% for
                                      each month thereafter
                   49 - 60            [4.75%] with respect to July 2009, plus
                                      an additional 1/12th of [1.50]% for
                                      each month thereafter
                   61 - 72            [6.25%] with respect to July 2010, plus
                                      an additional 1/12th of [0.50]% for
                                      each month thereafter
                   73+                [6.75%]

Fixed Rate         The later to occur of:
Stepdown Date:     (i)  the Distribution Date in July 2008
                   (ii) the first Distribution Date on which the aggregate
                        certificate principal balance of the Class AF
                        Certificates is less than or equal to 67.60% of the principal balance of the Fixed Rate Mortgage Loans for such Distribution Date.

Adjustable Rate    The later to occur of:
Stepdown Date:     (i)  the Distribution Date in July 2008
                   (ii) the first Distribution Date on which
                        the aggregate certificate principal balance of the Class AV Certificates is less than or equal to 51.10% of the principal balance of the Adjustable Rate
                        Mortgage Loans for such Distribution Date.

Allocation of      Any realized losses on the Mortgage Loans
Losses:            not covered by Excess Interest or the O/C
                   related to such Mortgage Loans will be allocated to each class of the Subordinate Certificates in the related certificate group in reverse order of their payment priority: (i) in the case of the Fixed Rate Mortgage Loans, first to the Class BF Certificates, then to the Class MF-8
                   Certificates, then to the Class MF-7 Certificates, then to the Class MF-6 Certificates, then to the Class MF-5
                   Certificates, then to the Class MF-4 Certificates, then to the Class MF-3 Certificates, then to the Class MF-2
                   Certificates and last to the Class MF-1 Certificates and
                   (ii) in the case of the Adjustable Rate Mortgage Loans, first to the Class BV Certificates, then to the Class MV-8
                   Certificates, then to the Class MV-7 Certificates, then to the Class MV-6 Certificates, then to the Class MV-5
                   Certificates, then to the Class MV-4 Certificates, then to the Class MV-3 Certificates, then to the Class MV-2
                   Certificates and last to the Class MV-1 Certificates; in each case, until the respective certificate principal balance of each such class of Subordinate Certificates has been reduced to zero.

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                      10
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

[Object Omitted] COUNTRYWIDE[R]                                                                         Computational Materials For
---------------------------------------
SECURITIES CORPORATION                                                        Countrywide Asset-Backed Certificates, Series 2005-04
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


Fixed Rate Certificates Available funds from the Group 1 Mortgage Loans will be
Priority of             distributed in the following order of priority:
Distributions:

                        1) Interest funds, sequentially, as follows: (a) from interest collections related to the Group 1 Mortgage Loans, concurrently (i) to pay the Monoline Guaranty fee and (ii) to each class of Class AF Certificates, current and unpaid interest, then (b) from remaining interest collections related to the Group 1 Mortgage Loans, current interest, sequentially, (i) to pay any Monoline reimbursements, then (ii) to the Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5, Class MF-6, Class MF-7, Class MF-8 and Class BF Certificates;

                        2) Principal funds, sequentially, as follows: (a) to the Class AF Certificates and to pay any remaining Monoline Guaranty fee and any Monoline reimbursements not covered by interest (as described under "Fixed Rate Principal Paydown" and "Class AF Principal Distributions"), then (b) sequentially, to the Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5, Class MF-6, Class MF-7, Class MF-8 and Class BF Certificates, each as described under "Fixed Rate Principal Paydown" below;

                        3) Any Fixed Rate Excess Cashflow, to the Class AF and Fixed Rate Subordinate Certificates to build or restore Fixed Rate O/C as described under "Fixed Rate Overcollateralization Target" and "Fixed Rate Principal Paydown," respectively;

                        4) Any remaining Fixed Rate Excess Cashflow to pay any unpaid interest and then to pay any unpaid realized loss amounts, sequentially, to the Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5, Class MF-6, Class MF-7, Class MF-8 and Class BF Certificates;

                        5) Any remaining Fixed Rate Excess Cashflow to pay Net Rate Carryover related to the Class AF Certificates (after, in the case of the Class AF-1A Certificates, application of amounts received on the Class AF-1A Corridor Contract) and the Fixed Rate Subordinate Certificates (as described below);

                        6) To restore any Adjustable Rate O/C as described under "Adjustable Rate Overcollateralization Target" and "Adjustable Rate Principal Paydown," respectively (after application of the Adjustable Rate Excess Cashflow);

                        7) To pay any to pay any unpaid interest and then to pay any unpaid realized loss amounts, sequentially, to the Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6, Class MV-7, Class MV-8 and Class BV Certificates (after application of the Adjustable Rate Excess Cashflow);

                        8)  To the Non-Offered Certificate(s), any
                            remaining amount as described in the Pooling and Servicing Agreement.

                        Fixed Rate Excess Cashflow available to cover related Net Rate Carryover will generally be distributed to the Fixed Rate Certificates on a pro rata basis, first based on the certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover.

                        As described in the prospectus supplement, with respect to the Fixed Rate Mortgage Loans, under certain circumstances principal or interest from an unrelated Loan Group may be used to pay the Certificates related to another Loan Group or Groups.

Floating Rate           Available funds from the Group 2 and Group 3 Mortgage
Certificates Priority   Loans will be distributed in the following order of
of Distributions:       priority:

                        1) Interest funds, sequentially, as follows: (a) concurrently, (i) from interest collections related to the Group 2 Mortgage Loans, to the Class 2-AV-1 Certificates, current and unpaid interest and (ii) from interest collections related to the Group 3 Mortgage Loans, to each class of Class 3-AV Certificates, current and unpaid interest, pro rata based on their entitlements and (b) from any remaining Interest Funds related to all of the Adjustable Rate Mortgage Loans, current interest,
------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


[Object Omitted] COUNTRYWIDE[R]                                                                         Computational Materials For
---------------------------------------
SECURITIES CORPORATION                                                        Countrywide Asset-Backed Certificates, Series 2005-04
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


                        sequentially, to the Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6, Class MV-7, Class MV-8 and Class BV Certificates;

                    2) Principal funds, sequentially, as follows: (a) concurrently, (i) from principal collections related to the Group 2 Mortgage Loans, to the Class 2-AV-1 Certificates as described below under "Adjustable Rate Principal Paydown", (ii) from principal collections related to the Group 3 Mortgage Loans, to the Class 3-AV Certificates as described below under "Adjustable Rate Principal Paydown" and "Class 3-AV Principal Distributions", and (b) from remaining principal collections related to all of the Adjustable Rate Mortgage Loans, sequentially, to the Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6, Class MV-7, Class MV-8 and Class BV Certificates, each as described under "Adjustable Rate Principal Paydown" below;

                    3)  Any Adjustable Rate Excess Cashflow, to the Class
                        AV and Floating Rate Subordinate Certificates to build or restore Adjustable Rate O/C as described under "Adjustable Rate Overcollateralization Target" and "Adjustable Rate Principal Paydown," respectively;

                    4) Any remaining Adjustable Rate Excess Cashflow sequentially to pay any unpaid interest and then to pay any unpaid realized loss amounts, sequentially, to the Class MV-1, Class MV-2, Class MV- 3, Class MV-4, Class MV-5, Class MV-6, Class MV-7, Class MV-8 and Class BV Certificates;

                    5) Any remaining Adjustable Rate Excess Cashflow to pay Net Rate Carryover on the Class AV and Floating Rate Subordinate Certificates remaining unpaid after application of amounts received under the related Corridor Contract (as described above);

                    6) To restore any Fixed Rate O/C as described under "Fixed Rate Overcollateralization Target" and "Fixed Rate Principal Paydown," respectively (after application of the Fixed Rate Excess Cashflow);

                    7) To pay any unpaid realized loss amounts, sequentially, to the Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5, Class MF-6, Class MF-7, Class MF-8 and Class BF Certificates (after application of the Fixed Rate Excess Cashflow);

                    8) To the Non-Offered Certificate(s), any remaining amount as described in the Pooling and Servicing Agreement.

                    Adjustable Rate Excess Cashflow available to cover related Net Rate Carryover (after application of amounts received under the applicable Corridor Contracts) will generally be distributed to the applicable Certificates on a pro rata basis, first based on the certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover.

                    As described in the prospectus supplement, with respect to the Adjustable Rate Mortgage Loans, under certain circumstances principal or interest from an unrelated Loan Group or Group may be used to pay the Certificates related to another Loan Group.

Fixed Rate          Prior to the Fixed Rate Stepdown Date or if a Fixed
Principal Paydown:  Rate Trigger Event is in effect on any Distribution
                    Date, 100% of the available principal funds from the Fixed Rate Mortgage Loans will be paid to the Class AF
                    Certificates until they are reduced to zero and to pay any remaining Monoline Guaranty fee and any Monoline reimbursements not covered by interest (in each case in the manner and priority set forth under "Class AF
                    Principal Distributions" below), provided, however, that if the Class AF Certificates have been retired, such amounts will be applied sequentially in the following order of priority: to the Class MF-1, Class
                    MF-2, Class MF-3, Class MF-4, Class MF-5, Class MF-6,
                    Class MF- 7, Class MF-8 and the Class BF Certificates.

                    On any Distribution Date on or after the Fixed Rate Stepdown Date, and if a Fixed Rate Trigger Event is
                    not in effect on such Distribution Date, each of the
                    Class AF and the Fixed Rate Subordinate Certificates
                    will be entitled to receive payments of principal
                    related to the Fixed Rate Mortgage Loans in the
                    following order of priority: (i) first, to the Class
                    AF Certificates, such that the Class AF Certificates
                    in the aggregate will have 32.40% subordination, (ii) second, to pay any remaining Monoline Guaranty fee and any Monoline reimbursements not covered by interest second, from remaining principal collections related to the Fixed Rate Mortgage Loans, (iii) third, to the Class MF-1 Certificates such that the Class MF-1 Certificates will have 26.40% subordination, (iv)
                    fourth, from
------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


[Object Omitted] COUNTRYWIDE[R]                                                                         Computational Materials For
---------------------------------------
SECURITIES CORPORATION                                                        Countrywide Asset-Backed Certificates, Series 2005-04
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


                         remaining principal collections related to the Fixed Rate Mortgage Loans, to the Class MF-2 Certificates such that the Class MF-2 Certificates will have 20.90% subordination, (v) fifth, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the Class MF-3 Certificates such that the Class MF-3 Certificates will have 17.60% subordination, (vi) sixth, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the Class MF-4 Certificates such that the Class MF-4 Certificates will have 14.60% subordination,
                         (vii) seventh, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the Class MF-5 Certificates such that the Class MF-5 Certificates will have 11.90% subordination, (viii) eighth, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the Class MF-6 Certificates such that the Class MF-6 Certificates will have 9.80% subordination, (ix) ninth, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the Class MF-7 Certificates such that the Class MF-7 Certificates will have 8.00% subordination, (x) tenth, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the Class MF-8 Certificates such that the Class MF-8 Certificates will have 6.20% subordination and
                         (xi) eleventh, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the Class BF Certificates such that the Class BF Certificates will have 4.20% subordination; each subject to the Fixed Rate O/C Floor.

Adjustable Rate          Prior to the Adjustable Rate Stepdown Date or if an
Principal Paydown:       Adjustable Rate Trigger Event is in effect on any
                         Distribution Date, (i) 100% of the principal funds from Loan Group 2 will be paid to the Class 2-AV-1
                         Certificates and (ii) 100% of the principal funds from Loan Group 3 will be paid to the Class 3-AV
                         Certificates as described below under "Class 3-AV
                         Principal Distributions"; provided, however, that (x) if either (a) all of the Class 2-AV-1 Certificates or
                         (b) all of the Class 3-AV Certificates have been retired, 100% of the principal collections from the Loan Group related to such retired classes of Senior
                         Certificates will be paid to the remaining Class AV
                         Certificates, and (y) if all of the Class AV
                         Certificates have been retired, such amounts will be applied sequentially in the following order of priority: to the Class MV-1, Class MV-2, Class MV-3,
                         Class MV-4, Class MV-5, Class MV-6, Class MV-7, Class
                         MV-8, and Class BV Certificates.

                         On any Distribution Date on or after the Adjustable Rate Stepdown Date, and if an Adjustable Rate Trigger Event is not in effect on such Distribution Date, each of the Class 2-AV-1, Class 3-AV and Floating Rate Subordinate Certificates will be entitled to receive payments of principal in the following order of priority: (i) first, concurrently, (a) from principal collections relating to the Group 2 Mortgage Loans, to the Class 2-AV-1 Certificates and
                         (b) from principal collections related to the Group 3 Mortgage Loans, to the Class 3-AV Certificates, in each case, such that the Class AV Certificates in the aggregate will have 48.90% subordination, (ii) second, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class MV-1 Certificates such that the Class MV-1 Certificates will have 38.20% subordination, (iii) third, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class MV-2 Certificates such that the Class MV-2 Certificates will have 29.40% subordination, (iv) fourth, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class MV-3 Certificates such that the Class MV-3 Certificates will have 25.80% subordination, (v) fifth, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class MV-4 Certificates such that the Class MV-4 Certificates will have 21.10% subordination, (vi) sixth, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class MV-5 Certificates such that the Class MV-5 Certificates will have 17.80% subordination, (vii) seventh, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class MV-6 Certificates such that the Class MV-6 Certificates will have 15.30% subordination, (viii) eighth, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class MV-7 Certificates such that the Class MV-7 Certificates will have 11.10% subordination, (ix) ninth, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class MV-8 Certificates such that the Class MV-8 Certificates will have 9.00% subordination, and (x) tenth, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class BV Certificates such that the Class BV Certificates will have 6.80% subordination; each subject to the Adjustable Rate O/C Floor.

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


[Object Omitted] COUNTRYWIDE[R]                                                                         Computational Materials For
---------------------------------------
SECURITIES CORPORATION                                                        Countrywide Asset-Backed Certificates, Series 2005-04
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------

Class 3-AV Principal        Principal will be distributed sequentially to
Distributions:              the Class 3-AV-1, Class 3-AV-2, Class 3-AV-3
                            and Class 3-AV-4 Certificates until the
                            certificate principal balances thereof are reduced to zero; provided further, however, that on any Distribution Date on which (x) the aggregate certificate principal balance of the Class AV
                            Certificates is greater than the sum of the aggregate principal balance of the Adjustable Rate
                            Mortgage Loans and any remaining portion of the Pre-Funded Amount in respect of Loan Group 2 and
                            Loan Group 3 and (y) the aggregate certificate principal balance of the Class 3-AV Certificates is greater than the sum of the aggregate principal balance of the Group 3 Mortgage Loans and any remaining portion of the Pre-Funded Amount in respect of Loan Group 3, any principal amounts to be distributed to the Class 3-AV Certificates will be distributed pro rata, based on the certificate principal balances thereof, in each case until the certificate principal balance thereof is reduced to zero.

Class AF Principal          Principal will be distributed to the AF
Distributions:              Certificates and to pay any remaining Monoline
                            Guaranty fee and any Monoline reimbursements not covered by interest, in the following order of priority:

                            (A) For each Distribution Date prior to the Fixed Rate Stepdown Date or on which a Fixed Rate Trigger
                             Event is in effect,

                            1. To the Class AF-6 Certificates; the Lockout Percentage of the principal collections related to Loan Group 1, as described below:

                            Month             Lockout Percentage
                            -----             ------------------

                            1 - 36                 0%
                            37 - 60               45%
                            61 - 72               80%
                            73 - 84              100%
                            85 and after         300%

                            2. Concurrently, to the Class AF-1A Certificates
                               and the Class AF-1B Certificates, pro rata, based on the certificate principal balances thereof, until the certificate principal balances thereof are reduced to zero.

                           3. Sequentially, to the Class AF-2, Class AF-3 and Class AF-4 Certificates, in that order, in each case until the certificate principal balance thereof is reduced to zero.

                           4. Concurrently, to (x) the Class AF-5A
                              Certificates and (y) the Class AF-5B Certificates and the Monoline Insurer, pro rata (based on, with respect to clause (x), the certificate principal balance of the Class AF-5A Certificates, and with respect to clause (y), the certificate principal balance of the Class AF-5B Certificates):

                            (a) to the Class AF-5A Certificates, until the certificate principal balance thereof is reduced to zero, and

                            (b) sequentially:

                                 (I) to the Monoline Insurer, any remaining
                            Monoline Guaranty fee not covered by interest, and

                                (II) to the Class AF-5B Certificates, until the
                            certificate principal balance thereof is reduced to zero,

                            5. To the Class AF-6 Certificates, until the
                               certificate principal balance thereof is reduced to zero, and

                            6. To the Monoline Insurer, any remaining Monoline
                               reimbursements not covered by interest.

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


[Object Omitted] COUNTRYWIDE[R]                                                                         Computational Materials For
---------------------------------------
SECURITIES CORPORATION                                                        Countrywide Asset-Backed Certificates, Series 2005-04
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


                        (B) For each Distribution Date on or after the
                            Fixed Rate Stepdown Date and so long as a Fixed Rate Trigger Event is not in effect,

                        1. To the Class AF-6 Certificates; the Lockout Percentage of the principal collections related to Loan Group 1, as described below:

                            Month             Lockout Percentage
                            -----             ------------------

                            1 - 36                 0%
                            37 - 60               45%
                            61 - 72               80%
                            73 - 84              100%
                            85 and after         300%

                        2. Concurrently, to the Class AF-1A and the Class AF-1B Certificates, pro rata, based on the certificate principal balances thereof, until the certificate principal balances thereof are reduced to zero,

                        3. Sequentially, to the Class AF-2, Class AF-3 and Class AF-4 Certificates, in that order, in each case until the certificate principal balance thereof is reduced to zero,

                        4. Concurrently, to the Class AF-5A Certificates and the Class AF-5B Certificates, pro rata, based on the certificate principal balances thereof, until the Certificate Principal Balances thereof are reduced to zero, and


                        5. To the Class AF-6 Certificates, until the certificate principal balance thereof is reduced to zero.


                        Notwithstanding the foregoing order of priority, on any Distribution Date on which the aggregate certificate principal balance of the Class AF Certificates is greater than the sum of the aggregate principal balance of the Fixed Rate Mortgage Loans and any remaining portion of the Pre-Funded Amount in respect of Loan Group 1, any principal amounts to be distributed to the Class AF Certificates and the Monoline Insurer will be distributed first, concurrently to the Class AF Certificates, pro rata, based on the certificate principal balances thereof, until the certificate principal balances thereof are reduced to zero, and second, to pay any remaining Monoline Guaranty fee and any Monoline reimbursements not covered by interest.

  [Discount Margin Tables, Available Funds Schedule, Corridor Contracts and Collateral Tables to Follow]


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                       15

       [LOGO OMITTED] Countrywide                                                       Computational Materials for
-------------------------------------                          Countrywide Asset-Backed Certificates, Series 2005-4
         SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------------

                                                Discount Margin/Yield Tables (%) (1)

           Class AF-1A (To Call)
           -----------------------------------------------------------------------------------
                Margin                      0.12%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
            DM @ 100-00                    12         12         12         12         12
           ===================================================================================
            WAL (yr)                      1.72       1.25       1.00       0.85       0.74
            MDUR (yr)                     1.66       1.22       0.98       0.83       0.73
            First Prin Pay               Jul05      Jul05      Jul05      Jul05      Jul05
            Last Prin Pay                Jan09      Dec07      May07      Jan07      Oct06
           -----------------------------------------------------------------------------------

           Class AF-1A (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                      0.12%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
            DM @ 100-00                    12         12         12         12         12
           ===================================================================================
            WAL (yr)                      1.72       1.25       1.00       0.85       0.74
            MDUR (yr)                     1.66       1.22       0.98       0.83       0.73
            First Prin Pay               Jul05      Jul05      Jul05      Jul05      Jul05
            Last Prin Pay                Jan09      Dec07      May07      Jan07      Oct06
           -----------------------------------------------------------------------------------

           Class AF-1B (To Call)
           -----------------------------------------------------------------------------------
                Coupon                     4.303%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
            Yield @ 100-00               4.164      4.100      4.042      3.990      3.942
           ===================================================================================
            WAL (yr)                      1.72       1.25       1.00       0.85       0.74
            MDUR (yr)                     1.61       1.19       0.96       0.81       0.72
            First Prin Pay               Jul05      Jul05      Jul05      Jul05      Jul05
            Last Prin Pay                Jan09      Dec07      May07      Jan07      Oct06
           -----------------------------------------------------------------------------------

           Class AF-1B (To Maturity)
           -----------------------------------------------------------------------------------
                Coupon                     4.303%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
            Yield @ 100-00               4.164      4.100      4.042      3.990      3.942
           ===================================================================================
            WAL (yr)                      1.72       1.25       1.00       0.85       0.74
            MDUR (yr)                     1.61       1.19       0.96       0.81       0.72
            First Prin Pay               Jul05      Jul05      Jul05      Jul05      Jul05
            Last Prin Pay                Jan09      Dec07      May07      Jan07      Oct06
           -----------------------------------------------------------------------------------


(1) See definition of Pricing Prepayment Speed above.

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                       16

       [LOGO OMITTED] Countrywide                                                       Computational Materials for
-------------------------------------                          Countrywide Asset-Backed Certificates, Series 2005-4
         SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------------

           Class AF-2 (To Call)
           -----------------------------------------------------------------------------------
                Coupon                     4.340%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              4.295      4.259      4.226      4.193      4.160
           ===================================================================================
            WAL (yr)                      3.78       2.60       2.00       1.63       1.38
            MDUR (yr)                     3.42       2.41       1.88       1.55       1.32
            First Prin Pay               Jan09      Dec07      May07      Jan07      Oct06
            Last Prin Pay                Jun09      Mar08      Jul07      Feb07      Nov06
           -----------------------------------------------------------------------------------


           Class AF-2 (To Maturity)
           -----------------------------------------------------------------------------------
                Coupon                     4.340%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              4.295      4.259      4.226      4.193      4.160
           ===================================================================================
            WAL (yr)                      3.78       2.60       2.00       1.63       1.38
            MDUR (yr)                     3.42       2.41       1.88       1.55       1.32
            First Prin Pay               Jan09      Dec07      May07      Jan07      Oct06
            Last Prin Pay                Jun09      Mar08      Jul07      Feb07      Nov06
           -----------------------------------------------------------------------------------


           Class AF-3 (To Call)
           -----------------------------------------------------------------------------------
                Coupon                     4.452%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              4.439      4.412      4.386      4.356      4.331
           ===================================================================================
            WAL (yr)                      6.52       4.08       3.00       2.32       1.94
            MDUR (yr)                     5.48       3.64       2.75       2.16       1.82
            First Prin Pay               Jun09      Mar08      Jul07      Feb07      Nov06
            Last Prin Pay                Sep16      Oct11      Dec09      Jun08      Dec07
           -----------------------------------------------------------------------------------


           Class AF-3 (To Maturity)
           -----------------------------------------------------------------------------------
                Coupon                     4.452%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              4.439      4.412      4.386      4.356      4.331
           ===================================================================================
            WAL (yr)                      6.52       4.08       3.00       2.32       1.94
            MDUR (yr)                     5.48       3.64       2.75       2.16       1.82
            First Prin Pay               Jun09      Mar08      Jul07      Feb07      Nov06
            Last Prin Pay                Sep16      Oct11      Dec09      Jun08      Dec07
           -----------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                       17

       [LOGO OMITTED] Countrywide                                                       Computational Materials for
-------------------------------------                          Countrywide Asset-Backed Certificates, Series 2005-4
         SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------------


           Class AF-4 (To Call)
           -----------------------------------------------------------------------------------
                Coupon                     4.835%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              4.849      4.833      4.810      4.787      4.752
           ===================================================================================
            WAL (yr)                     12.62       7.82       5.00       3.72       2.65
            MDUR (yr)                     9.24       6.36       4.35       3.34       2.43
            First Prin Pay               Sep16      Oct11      Dec09      Jun08      Dec07
            Last Prin Pay                Jul19      Dec14      Feb11      Aug09      Apr08
           -----------------------------------------------------------------------------------


           Class AF-4 (To Maturity)
           -----------------------------------------------------------------------------------
                Coupon                     4.835%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              4.849      4.833      4.810      4.787      4.752
           ===================================================================================
            WAL (yr)                     12.62       7.82       5.00       3.72       2.65
            MDUR (yr)                     9.24       6.36       4.35       3.34       2.43
            First Prin Pay               Sep16      Oct11      Dec09      Jun08      Dec07
            Last Prin Pay                Jul19      Jan15      Feb11      Aug09      Apr08
           -----------------------------------------------------------------------------------



           Class AF-5B (To Call)
           -----------------------------------------------------------------------------------
                Coupon                     5.134%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.154      5.143      5.128      5.110      5.086
           ===================================================================================
            WAL (yr)                     14.09       9.51       6.77       5.04       3.72
            MDUR (yr)                     9.81       7.36       5.59       4.34       3.30
            First Prin Pay               Jul19      Dec14      Feb11      Aug09      Apr08
            Last Prin Pay                Jul19      Dec14      Jun12      Oct10      Sep09
           -----------------------------------------------------------------------------------



           Class AF-5B (To Maturity)
           -----------------------------------------------------------------------------------
                Coupon                     5.134%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.247      5.277      5.278      5.245      5.154
           ===================================================================================
            WAL (yr)                     19.30      14.22      10.22       7.07       4.31
            MDUR (yr)                    11.86       9.72       7.59       5.63       3.72
            First Prin Pay               Jul19      Jan15      Feb11      Aug09      Apr08
            Last Prin Pay                Jul33      Jun29      Oct24      Jan21      Apr18
           -----------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                       18

       [LOGO OMITTED] Countrywide                                                       Computational Materials for
-------------------------------------                          Countrywide Asset-Backed Certificates, Series 2005-4
         SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------------


           Class AF-5A (To Call)
           -----------------------------------------------------------------------------------
                Coupon                     5.213%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.234      5.223      5.208      5.190      5.165
           ===================================================================================
            WAL (yr)                     14.09       9.51       6.77       5.04       3.72
            MDUR (yr)                     9.76       7.33       5.58       4.33       3.30
            First Prin Pay               Jul19      Dec14      Feb11      Aug09      Apr08
            Last Prin Pay                Jul19      Dec14      Jun12      Oct10      Sep09
           -----------------------------------------------------------------------------------


           Class AF-5A (To Maturity)
           -----------------------------------------------------------------------------------
                Coupon                     5.213%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.327      5.357      5.357      5.324      5.233
           ===================================================================================
            WAL (yr)                     19.30      14.22      10.22       7.07       4.31
            MDUR (yr)                    11.78       9.67       7.56       5.61       3.71
            First Prin Pay               Jul19      Jan15      Feb11      Aug09      Apr08
            Last Prin Pay                Jul33      Jun29      Oct24      Jan21      Apr18
           -----------------------------------------------------------------------------------


           Class AF-6 (To Call)
           -----------------------------------------------------------------------------------
                Coupon                     4.734%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              4.731      4.726      4.720      4.710      4.697
           ===================================================================================
            WAL (yr)                      7.82       6.94       6.10       5.08       4.24
            MDUR (yr)                     6.30       5.74       5.16       4.42       3.76
            First Prin Pay               Jul08      Jul08      Jul08      Nov08      Mar09
            Last Prin Pay                Jul19      Dec14      Jun12      Oct10      Sep09
           -----------------------------------------------------------------------------------


           Class AF-6 (To Maturity)
           -----------------------------------------------------------------------------------
                Coupon                     4.734%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              4.731      4.727      4.725      4.724      4.724
           ===================================================================================
            WAL (yr)                      7.88       7.13       6.74       6.60       6.68
            MDUR (yr)                     6.33       5.85       5.59       5.50       5.55
            First Prin Pay               Jul08      Jul08      Jul08      Nov08      Mar09
            Last Prin Pay                May33      Apr29      Aug24      Nov20      Feb18
           -----------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                       19

       [LOGO OMITTED] Countrywide                                                       Computational Materials for
-------------------------------------                          Countrywide Asset-Backed Certificates, Series 2005-4
         SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------------


           Class MF-1 (To Call)
           -----------------------------------------------------------------------------------
                Coupon                     5.074%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.085      5.070      5.055      5.040      5.031
           ===================================================================================
            WAL (yr)                     10.56       7.27       5.45       4.41       3.93
            MDUR (yr)                     7.87       5.88       4.62       3.85       3.48
            First Prin Pay               Jan11      May09      Jul08      Oct08      Jan09
            Last Prin Pay                Jul19      Dec14      Jun12      Oct10      Sep09
           -----------------------------------------------------------------------------------


           Class MF-1 (To Maturity)
           -----------------------------------------------------------------------------------
                Coupon                     5.074%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.088      5.076      5.064      5.053      5.046
           ===================================================================================
            WAL (yr)                     12.01       8.60       6.56       5.38       4.78
            MDUR (yr)                     8.45       6.57       5.29       4.50       4.10
            First Prin Pay               Jan11      May09      Jul08      Oct08      Jan09
            Last Prin Pay                Nov30      Jun25      Jan21      Dec17      Sep15
           -----------------------------------------------------------------------------------


           Class MF-2 (To Call)
           -----------------------------------------------------------------------------------
                Coupon                     5.123%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.135      5.120      5.104      5.089      5.078
           ===================================================================================
            WAL (yr)                     10.56       7.27       5.45       4.38       3.85
            MDUR (yr)                     7.85       5.87       4.61       3.82       3.41
            First Prin Pay               Jan11      May09      Jul08      Sep08      Nov08
            Last Prin Pay                Jul19      Dec14      Jun12      Oct10      Sep09
           -----------------------------------------------------------------------------------


           Class MF-2 (To Maturity)
           -----------------------------------------------------------------------------------
                Coupon                     5.123%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.137      5.126      5.113      5.102      5.093
           ===================================================================================
            WAL (yr)                     11.98       8.57       6.53       5.33       4.68
            MDUR (yr)                     8.42       6.54       5.27       4.46       4.01
            First Prin Pay               Jan11      May09      Jul08      Sep08      Nov08
            Last Prin Pay                Mar30      Aug24      Apr20      May17      Mar15
           -----------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                       20

       [LOGO OMITTED] Countrywide                                                       Computational Materials for
-------------------------------------                          Countrywide Asset-Backed Certificates, Series 2005-4
         SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------------


           Class MF-3 (To Call)
           -----------------------------------------------------------------------------------
                Coupon                     5.173%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.185      5.170      5.154      5.139      5.127
           ===================================================================================
            WAL (yr)                     10.56       7.27       5.45       4.37       3.80
            MDUR (yr)                     7.83       5.86       4.60       3.81       3.37
            First Prin Pay               Jan11      May09      Jul08      Aug08      Oct08
            Last Prin Pay                Jul19      Dec14      Jun12      Oct10      Sep09
           -----------------------------------------------------------------------------------


           Class MF-3 (To Maturity)
           -----------------------------------------------------------------------------------
                Coupon                     5.173%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.188      5.176      5.163      5.151      5.142
           ===================================================================================
            WAL (yr)                     11.94       8.53       6.50       5.30       4.61
            MDUR (yr)                     8.38       6.51       5.24       4.43       3.95
            First Prin Pay               Jan11      May09      Jul08      Aug08      Oct08
            Last Prin Pay                Apr29      Aug23      Jul19      Sep16      Sep14
           -----------------------------------------------------------------------------------



           Class MF-4 (To Call)
           -----------------------------------------------------------------------------------
                Coupon                     5.273%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.286      5.271      5.255      5.239      5.226
           ===================================================================================
            WAL (yr)                     10.56       7.27       5.45       4.35       3.77
            MDUR (yr)                     7.78       5.83       4.59       3.78       3.34
            First Prin Pay               Jan11      May09      Jul08      Aug08      Sep08
            Last Prin Pay                Jul19      Dec14      Jun12      Oct10      Sep09
           -----------------------------------------------------------------------------------


           Class MF-4 (To Maturity)
           -----------------------------------------------------------------------------------
                Coupon                     5.273%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.289      5.277      5.264      5.251      5.241
           ===================================================================================
            WAL (yr)                     11.90       8.48       6.46       5.25       4.55
            MDUR (yr)                     8.31       6.46       5.20       4.39       3.90
            First Prin Pay               Jan11      May09      Jul08      Aug08      Sep08
            Last Prin Pay                Jul28      Nov22      Dec18      Mar16      Apr14
           -----------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                       21

       [LOGO OMITTED] Countrywide                                                       Computational Materials for
-------------------------------------                          Countrywide Asset-Backed Certificates, Series 2005-4
         SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------------

           Class MF-5 (To Call)
           -----------------------------------------------------------------------------------
                Coupon                     5.352%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.366      5.351      5.334      5.318      5.304
           ===================================================================================
            WAL (yr)                     10.56       7.27       5.45       4.35       3.74
            MDUR (yr)                     7.75       5.82       4.58       3.78       3.31
            First Prin Pay               Jan11      May09      Jul08      Aug08      Sep08
            Last Prin Pay                Jul19      Dec14      Jun12      Oct10      Sep09
           -----------------------------------------------------------------------------------


           Class MF-5 (To Maturity)
           -----------------------------------------------------------------------------------
                Coupon                     5.352%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.369      5.356      5.343      5.330      5.320
           ===================================================================================
            WAL (yr)                     11.83       8.42       6.42       5.21       4.49
            MDUR (yr)                     8.25       6.41       5.16       4.36       3.85
            First Prin Pay               Jan11      May09      Jul08      Aug08      Sep08
            Last Prin Pay                Sep27      Feb22      Apr18      Sep15      Nov13
           -----------------------------------------------------------------------------------



           Class MF-6 (To Call)
           -----------------------------------------------------------------------------------
                Coupon                     5.551%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.567      5.552      5.534      5.517      5.503
           ===================================================================================
            WAL (yr)                     10.56       7.27       5.45       4.35       3.72
            MDUR (yr)                     7.67       5.77       4.55       3.76       3.28
            First Prin Pay               Jan11      May09      Jul08      Jul08      Aug08
            Last Prin Pay                Jul19      Dec14      Jun12      Oct10      Sep09
           -----------------------------------------------------------------------------------


           Class MF-6 (To Maturity)
           -----------------------------------------------------------------------------------
                Coupon                     5.551%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.570      5.557      5.543      5.530      5.518
           ===================================================================================
            WAL (yr)                     11.75       8.35       6.36       5.16       4.44
            MDUR (yr)                     8.13       6.32       5.09       4.30       3.79
            First Prin Pay               Jan11      May09      Jul08      Jul08      Aug08
            Last Prin Pay                Oct26      Mar21      Jul17      Feb15      May13
           -----------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                       22

       [LOGO OMITTED] Countrywide                                                       Computational Materials for
-------------------------------------                          Countrywide Asset-Backed Certificates, Series 2005-4
         SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------------

           Class MF-7 (To Call)
           -----------------------------------------------------------------------------------
                Coupon                      5.70%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.718      5.702      5.684      5.666      5.652
           ===================================================================================
            WAL (yr)                     10.56       7.27       5.45       4.33       3.71
            MDUR (yr)                     7.61       5.74       4.53       3.73       3.26
            First Prin Pay               Jan11      May09      Jul08      Jul08      Aug08
            Last Prin Pay                Jul19      Dec14      Jun12      Oct10      Sep09
           -----------------------------------------------------------------------------------


           Class MF-7 (To Maturity)
           -----------------------------------------------------------------------------------
                Coupon                      5.70%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.721      5.707      5.693      5.678      5.666
           ===================================================================================
            WAL (yr)                     11.64       8.26       6.28       5.09       4.37
            MDUR (yr)                     8.02       6.24       5.03       4.23       3.73
            First Prin Pay               Jan11      May09      Jul08      Jul08      Aug08
            Last Prin Pay                Oct25      Apr20      Nov16      Jul14      Nov12
           -----------------------------------------------------------------------------------




           Class MF-8 (To Call)
           -----------------------------------------------------------------------------------
                Coupon                     5.849%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.869      5.852      5.834      5.816      5.801
           ===================================================================================
            WAL (yr)                     10.56       7.27       5.45       4.33       3.71
            MDUR (yr)                     7.55       5.70       4.51       3.71       3.24
            First Prin Pay               Jan11      May09      Jul08      Jul08      Aug08
            Last Prin Pay                Jul19      Dec14      Jun12      Oct10      Sep09
           -----------------------------------------------------------------------------------


           Class MF-8 (To Maturity)
           -----------------------------------------------------------------------------------
                Coupon                     5.849%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.871      5.857      5.842      5.827      5.815
           ===================================================================================
            WAL (yr)                     11.48       8.13       6.18       5.00       4.31
            MDUR (yr)                     7.90       6.14       4.95       4.16       3.67
            First Prin Pay               Jan11      May09      Jul08      Jul08      Aug08
            Last Prin Pay                Sep24      May19      Feb16      Dec13      Jun12
           -----------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                       23

       [LOGO OMITTED] Countrywide                                                       Computational Materials for
-------------------------------------                          Countrywide Asset-Backed Certificates, Series 2005-4
         SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------------

           Class BF (To Call)
           -----------------------------------------------------------------------------------
                Coupon                     6.295%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              6.321      6.303      6.284      6.264      6.247
           ===================================================================================
            WAL (yr)                     10.56       7.27       5.45       4.33       3.68
            MDUR (yr)                     7.37       5.60       4.44       3.67       3.19
            First Prin Pay               Jan11      May09      Jul08      Jul08      Jul08
            Last Prin Pay                Jul19      Dec14      Jun12      Oct10      Sep09
           -----------------------------------------------------------------------------------


           Class BF (To Maturity)
           -----------------------------------------------------------------------------------
                Coupon                     6.295%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              6.323      6.307      6.290      6.274      6.259
           ===================================================================================
            WAL (yr)                     11.17       7.88       5.99       4.85       4.15
            MDUR (yr)                     7.60       5.91       4.76       4.01       3.53
            First Prin Pay               Jan11      May09      Jul08      Jul08      Jul08
            Last Prin Pay                Mar23      Mar18      Mar15      Mar13      Oct11
           -----------------------------------------------------------------------------------



           Class 2-AV-1 (To Call)
           -----------------------------------------------------------------------------------
                Margin                      0.22%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   22         22         22         22         22
           ===================================================================================
            WAL (yr)                      4.27       2.92       2.13       1.48       1.27
            MDUR (yr)                     3.77       2.69       2.01       1.43       1.24
            First Prin Pay               Jul05      Jul05      Jul05      Jul05      Jul05
            Last Prin Pay                Jul19      Dec14      Jun12      Jun08      Mar08
           -----------------------------------------------------------------------------------


           Class 2-AV-1 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                      0.22%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                  22.8       22.9        23         22         22
           ===================================================================================
            WAL (yr)                      4.52       3.10       2.25       1.48       1.27
            MDUR (yr)                     3.91       2.81       2.10       1.43       1.24
            First Prin Pay               Jul05      Jul05      Jul05      Jul05      Jul05
            Last Prin Pay                Jun31      Nov24      Oct19      Jun08      Mar08
           -----------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                       24

       [LOGO OMITTED] Countrywide                                                       Computational Materials for
-------------------------------------                          Countrywide Asset-Backed Certificates, Series 2005-4
         SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------------

           Class 3-AV-1 (To Call)
           -----------------------------------------------------------------------------------
                Margin                      0.08%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   8          8          8          8          8
           ===================================================================================
            WAL (yr)                      1.35       0.99       0.80       0.69       0.60
            MDUR (yr)                     1.32       0.97       0.79       0.68       0.60
            First Prin Pay               Jul05      Jul05      Jul05      Jul05      Jul05
            Last Prin Pay                Feb08      Apr07      Dec06      Aug06      Jun06
           -----------------------------------------------------------------------------------


           Class 3-AV-1 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                      0.08%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   8          8          8          8          8
           ===================================================================================
            WAL (yr)                      1.35       0.99       0.80       0.69       0.60
            MDUR (yr)                     1.32       0.97       0.79       0.68       0.60
            First Prin Pay               Jul05      Jul05      Jul05      Jul05      Jul05
            Last Prin Pay                Feb08      Apr07      Dec06      Aug06      Jun06
           -----------------------------------------------------------------------------------



           Class 3-AV-2 (To Call)
           -----------------------------------------------------------------------------------
                Margin                      0.21%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   21         21         21         21         21
           ===================================================================================
            WAL (yr)                      5.12       3.50       2.51       1.97       1.65
            MDUR (yr)                     4.63       3.27       2.40       1.90       1.60
            First Prin Pay               Feb08      Apr07      Dec06      Aug06      Jun06
            Last Prin Pay                Aug16      Oct12      Oct10      Apr08      Nov07
           -----------------------------------------------------------------------------------


           Class 3-AV-2 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                      0.21%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   21         21         21         21         21
           ===================================================================================
            WAL (yr)                      5.12       3.50       2.51       1.97       1.65
            MDUR (yr)                     4.63       3.27       2.40       1.90       1.60
            First Prin Pay               Feb08      Apr07      Dec06      Aug06      Jun06
            Last Prin Pay                Aug16      Oct12      Oct10      Apr08      Nov07
           -----------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                       25

       [LOGO OMITTED] Countrywide                                                       Computational Materials for
-------------------------------------                          Countrywide Asset-Backed Certificates, Series 2005-4
         SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------------

           Class 3-AV-3 (To Call)
           -----------------------------------------------------------------------------------
                Margin                      0.35%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   35         35         35         35         35
           ===================================================================================
            WAL (yr)                     13.45       9.00       6.57       3.10       2.62
            MDUR (yr)                    10.71       7.71       5.86       2.93       2.50
            First Prin Pay               Aug16      Oct12      Oct10      Apr08      Nov07
            Last Prin Pay                Jul19      Dec14      Jun12      Oct10      Mar08
           -----------------------------------------------------------------------------------


           Class 3-AV-3 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                      0.35%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                  39.1       39.8       39.9       38.3        35
           ===================================================================================
            WAL (yr)                     16.04      10.87       7.90       3.50       2.62
            MDUR (yr)                    12.13       8.94       6.83       3.24       2.50
            First Prin Pay               Aug16      Oct12      Oct10      Apr08      Nov07
            Last Prin Pay                Jul31      Nov24      Oct19      Jun16      Mar08
           -----------------------------------------------------------------------------------





           Class MV-1 (To Call)
           -----------------------------------------------------------------------------------
                Margin                      0.42%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   42         42         42         42         42
           ===================================================================================
            WAL (yr)                      8.89       5.89       4.89       5.31       2.83
            MDUR (yr)                     7.46       5.23       4.46       4.83       2.69
            First Prin Pay               Aug09      Aug08      Mar09      Jun10      Mar08
            Last Prin Pay                Jul19      Dec14      Jun12      Oct10      May08
           -----------------------------------------------------------------------------------


           Class MV-1 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                      0.42%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                  43.1       43.3       43.2        46         42
           ===================================================================================
            WAL (yr)                      9.62       6.41       5.25       6.77       2.83
            MDUR (yr)                     7.86       5.57       4.73       5.98       2.69
            First Prin Pay               Aug09      Aug08      Mar09      Jun10      Mar08
            Last Prin Pay                Apr29      Jun22      Dec17      Oct15      May08
           -----------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                       26

       [LOGO OMITTED] Countrywide                                                       Computational Materials for
-------------------------------------                          Countrywide Asset-Backed Certificates, Series 2005-4
         SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------------

           Class MV-2 (To Call)
           -----------------------------------------------------------------------------------
                Margin                      0.45%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   45         45         45         45         45
           ===================================================================================
            WAL (yr)                      8.89       5.89       4.67       4.65       3.43
            MDUR (yr)                     7.45       5.22       4.27       4.28       3.22
            First Prin Pay               Aug09      Jul08      Dec08      Jul09      May08
            Last Prin Pay                Jul19      Dec14      Jun12      Oct10      Sep09
           -----------------------------------------------------------------------------------


           Class MV-2 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                      0.45%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                  46.1       46.3       46.3        46        49.7
           ===================================================================================
            WAL (yr)                      9.59       6.38       5.01       4.91       4.47
            MDUR (yr)                     7.84       5.55       4.52       4.48       4.06
            First Prin Pay               Aug09      Jul08      Dec08      Jul09      May08
            Last Prin Pay                May28      Aug21      Apr17      Jun14      Jan14
           -----------------------------------------------------------------------------------




           Class MV-3 (To Call)
           -----------------------------------------------------------------------------------
                Margin                      0.48%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   48         48         48         48         48
           ===================================================================================
            WAL (yr)                      8.89       5.88       4.58       4.25       4.26
            MDUR (yr)                     7.44       5.21       4.18       3.93       3.94
            First Prin Pay               Aug09      Jul08      Oct08      Apr09      Sep09
            Last Prin Pay                Jul19      Dec14      Jun12      Oct10      Sep09
           -----------------------------------------------------------------------------------


           Class MV-3 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                      0.48%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                  49.1       49.3       49.3       49.1       53.1
           ===================================================================================
            WAL (yr)                      9.56       6.35       4.90       4.49       5.54
            MDUR (yr)                     7.81       5.53       4.42       4.12       5.01
            First Prin Pay               Aug09      Jul08      Oct08      Apr09      Jun10
            Last Prin Pay                Apr27      Sep20      Jul16      Dec13      Jan12
           -----------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                       27

       [LOGO OMITTED] Countrywide                                                       Computational Materials for
-------------------------------------                          Countrywide Asset-Backed Certificates, Series 2005-4
         SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------------

           Class MV-4 (To Call)
           -----------------------------------------------------------------------------------
                Margin                      0.62%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   62         62         62         62         62
           ===================================================================================
            WAL (yr)                      8.89       5.88       4.54       4.08       4.26
            MDUR (yr)                     7.38       5.19       4.13       3.77       3.92
            First Prin Pay               Aug09      Jul08      Sep08      Jan09      Aug09
            Last Prin Pay                Jul19      Dec14      Jun12      Oct10      Sep09
           -----------------------------------------------------------------------------------


           Class MV-4 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                      0.62%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                  63.4       63.6       63.6       63.4       64.6
           ===================================================================================
            WAL (yr)                      9.54       6.33       4.85       4.31       4.69
            MDUR (yr)                     7.74       5.48       4.36       3.95       4.28
            First Prin Pay               Aug09      Jul08      Sep08      Jan09      Aug09
            Last Prin Pay                Oct26      Mar20      Mar16      Aug13      Nov11
           -----------------------------------------------------------------------------------



           Class MV-5 (To Call)
           -----------------------------------------------------------------------------------
                Margin                      0.65%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   65         65         65         65         65
           ===================================================================================
            WAL (yr)                      8.89       5.88       4.51       3.95       4.06
            MDUR (yr)                     7.37       5.18       4.11       3.65       3.75
            First Prin Pay               Aug09      Jul08      Sep08      Nov08      Apr09
            Last Prin Pay                Jul19      Dec14      Jun12      Oct10      Sep09
           -----------------------------------------------------------------------------------


           Class MV-5 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                      0.65%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                  66.4       66.6       66.6       66.4        66
           ===================================================================================
            WAL (yr)                      9.50       6.30       4.80       4.17       4.21
            MDUR (yr)                     7.71       5.46       4.32       3.82       3.88
            First Prin Pay               Aug09      Jul08      Sep08      Nov08      Apr09
            Last Prin Pay                Nov25      Jul19      Sep15      Mar13      Jul11
           -----------------------------------------------------------------------------------

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                       28

       [LOGO OMITTED] Countrywide                                                       Computational Materials for
-------------------------------------                          Countrywide Asset-Backed Certificates, Series 2005-4
         SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------------

           Class MV-6 (To Call)
           -----------------------------------------------------------------------------------
                Margin                      0.68%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   68         68         68         68         68
           ===================================================================================
            WAL (yr)                      8.89       5.88       4.49       3.88       3.84
            MDUR (yr)                     7.36       5.18       4.08       3.59       3.56
            First Prin Pay               Aug09      Jul08      Aug08      Oct08      Feb09
            Last Prin Pay                Jul19      Dec14      Jun12      Oct10      Sep09
           -----------------------------------------------------------------------------------


           Class MV-6 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                      0.68%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                  69.3       69.6       69.5       69.4        69
           ===================================================================================
            WAL (yr)                      9.46       6.27       4.75       4.07       3.97
            MDUR (yr)                     7.67       5.43       4.27       3.74       3.67
            First Prin Pay               Aug09      Jul08      Aug08      Oct08      Feb09
            Last Prin Pay                Feb25      Nov18      Mar15      Nov12      Mar11
           -----------------------------------------------------------------------------------



           Class MV-7 (To Call)
           -----------------------------------------------------------------------------------
                Margin                      1.25%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                  125        125        125        125        125
           ===================================================================================
            WAL (yr)                      8.89       5.88       4.48       3.82       3.64
            MDUR (yr)                     7.15       5.07       4.01       3.49       3.35
            First Prin Pay               Aug09      Jul08      Aug08      Sep08      Oct08
            Last Prin Pay                Jul19      Dec14      Jun12      Oct10      Sep09
           -----------------------------------------------------------------------------------


           Class MV-7 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                      1.25%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                 127.1      127.4      127.3      127.1      126.6
           ===================================================================================
            WAL (yr)                      9.38       6.21       4.70       3.98       3.75
            MDUR (yr)                     7.40       5.28       4.17       3.61       3.43
            First Prin Pay               Aug09      Jul08      Aug08      Sep08      Oct08
            Last Prin Pay                Jun24      May18      Oct14      Jul12      Dec10
           -----------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                       29

       [LOGO OMITTED] Countrywide                                                       Computational Materials for
-------------------------------------                          Countrywide Asset-Backed Certificates, Series 2005-4
         SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------------

           Class MV-8 (To Call)
           -----------------------------------------------------------------------------------
                Margin                      1.35%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                  135        135        135        135        135
           ===================================================================================
            WAL (yr)                      8.89       5.88       4.46       3.76       3.49
            MDUR (yr)                     7.11       5.05       3.98       3.43       3.21
            First Prin Pay               Aug09      Jul08      Jul08      Aug08      Sep08
            Last Prin Pay                Jul19      Dec14      Jun12      Oct10      Sep09
           -----------------------------------------------------------------------------------


           Class MV-8 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                      1.35%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                 136.7      136.9      136.8      136.7      136.1
           ===================================================================================
            WAL (yr)                      9.27       6.12       4.62       3.88       3.56
            MDUR (yr)                     7.31       5.20       4.09       3.52       3.27
            First Prin Pay               Aug09      Jul08      Jul08      Aug08      Sep08
            Last Prin Pay                Nov22      Mar17      Dec13      Nov11      Jun10
           -----------------------------------------------------------------------------------



           Class BV (To Call)
           -----------------------------------------------------------------------------------
                Margin                      1.75%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                  175        175        175        175        175
           ===================================================================================
            WAL (yr)                      8.89       5.88       4.46       3.76       3.43
            MDUR (yr)                     6.97       4.98       3.93       3.39       3.13
            First Prin Pay               Aug09      Jul08      Jul08      Aug08      Aug08
            Last Prin Pay                Jul19      Dec14      Jun12      Oct10      Sep09
           -----------------------------------------------------------------------------------


           Class BV (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                      1.75%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                 176.4      176.4      176.2      176.1      175.5
           ===================================================================================
            WAL (yr)                      9.13       6.02       4.53       3.81       3.46
            MDUR (yr)                     7.09       5.06       3.99       3.43       3.15
            First Prin Pay               Aug09      Jul08      Jul08      Aug08      Aug08
            Last Prin Pay                Oct21      May16      May13      Jun11      Feb10
           -----------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                       30

[Object Omitted] COUNTRYWIDE[R]                                               Computational Materials For
---------------------------------------
SECURITIES CORPORATION                              Countrywide Asset-Backed Certificates, Series 2005-04
  A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------

                 Class AF-1A Available Funds Rate Schedule (1)
                 ---------------------------------------------

---------------------------------------------------------------------
                        Available Funds            Available Funds
    Period                   Rate (%)                   Rate (%)
---------------------------------------------------------------------
                              (2)                          (3)
       1                     6.301                        6.301
       2                     6.504                        9.000
       3                     6.505                        9.000
       4                     6.722                        9.000
       5                     6.505                        9.000
       6                     6.722                        9.000
       7                     6.506                        9.000
       8                     6.506                        9.000
       9                     7.203                        9.000
       10                    6.506                        9.000
       11                    6.722                        9.000
       12                    6.443                        9.000
       13                    6.658                        9.000
       14                    6.443                        9.000
       15                    6.443                        9.000
       16                    6.658                        9.000
       17                    6.443                        9.000
       18                    6.658                        9.000
       19                    6.443                        9.000
       20                    6.443                        9.000
       21                    7.134                        9.000
       22                    6.443                        9.000
       23                    6.657                        9.000
-----------------------------------------------------------------------



(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.

(2) Assumes that 1-Month LIBOR stays at 3.090%, 6-Month LIBOR stays at 3.510%, the collateral is run at the Pricing Prepayment Speed (100%) to call and includes all projected cash proceeds (if any) from the related Corridor Contract.

(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing Prepayment Speed (100%) and includes all projected cash proceeds (if any) from the related Corridor Contract.
------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[Object Omitted] COUNTRYWIDE[R]                                               Computational Materials For
---------------------------------------
SECURITIES CORPORATION                              Countrywide Asset-Backed Certificates, Series 2005-04
  A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------


                 Class 2-AV Available Funds Rate Schedule (1)
                 --------------------------------------------

---------------------------------------------------------------------
                        Available Funds            Available Funds
    Period                   Rate (%)                   Rate (%)
---------------------------------------------------------------------
                              (2)                        (3)
      1                      6.467                      6.467
      2                      6.675                     10.000
      3                      6.675                     10.000
      4                      6.897                     10.000
      5                      6.675                     10.000
      6                      6.904                     10.000
      7                      6.681                     10.000
      8                      6.681                     10.000
      9                      7.397                     10.000
      10                     6.681                     10.000
      11                     6.905                     10.000
      12                     6.689                     10.000
      13                     6.911                     10.000
      14                     6.688                     10.000
      15                     6.693                     10.000
      16                     6.916                     10.000
      17                     6.694                     10.000
      18                     6.923                     10.000
      19                     6.758                     10.000
      20                     6.790                     10.000
      21                     7.581                     10.000
      22                     6.858                     10.000
      23                     7.376                     10.000
      24                     7.148                     10.000
      25                     7.384                     10.000
      26                     7.147                     10.000
      27                     7.154                     10.000
      28                     7.396                     10.000
      29                     7.340                     10.000
      30                     7.589                     10.000
      31                     7.342                     10.000
      32                     7.334                     10.000
      33                     7.840                     10.000
      34                     7.389                     10.000
      35                     8.372                     10.000
      36                     8.681                     10.000
      37                     8.973                     10.000
      38                     8.686                     10.000
      39                     8.689                     10.000
      40                     8.989                     10.000
      41                     9.191                     10.000
      42                     9.958                     10.755
      43                     9.637                     10.416
      44                     9.637                     10.418
      45                    10.669                     11.546
      46                     9.637                     10.451
      47                     9.967                     11.464
      48                     9.654                     11.586
      49                     9.976                     11.973
      50                     9.654                     11.587
      51                     9.654                     11.588
      52                     9.976                     11.995
      53                     9.654                     12.142
      54                     9.976                     13.051
      55                     9.654                     12.630
      56                     9.655                     12.630
      57                    10.689                     13.984
      58                     9.655                     12.634
      59                     9.977                     13.358
      60                     9.655                     13.232
      61                     9.977                     13.673
      62                     9.655                     13.232
      63                     9.655                     13.232
      64                     9.977                     13.674
      65                     9.656                     13.233
      66                     9.977                     13.674
      67                     9.656                     13.233
      68                     9.656                     13.233
      69                    10.690                     14.650
      70                     9.656                     13.233
      71                     9.977                     13.674
      72                     9.656                     13.233
      73                     9.978                     13.674
      74                     9.656                     13.233
      75                     9.656                     13.233
      76                     9.978                     13.675
      77                     9.656                     13.233
      78                     9.978                     13.675
      79                     9.656                     13.233
      80                     9.656                     13.233
      81                    10.322                     14.146
      82                     9.656                     13.233
      83                     9.978                     13.675
      84                     9.656                     13.234
---------------------------------------------------------------------


(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.

(2) Assumes that 1-Month LIBOR stays at 3.090%, 6-Month LIBOR stays at 3.510%, the collateral is run at the Pricing Prepayment Speed (100%) to call and includes all projected cash proceeds (if any) from the related Corridor Contract.

(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing Prepayment Speed (100%) and includes all projected cash proceeds (if any) from the related Corridor Contract.
------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[Object Omitted] COUNTRYWIDE[R]                                               Computational Materials For
---------------------------------------
SECURITIES CORPORATION                              Countrywide Asset-Backed Certificates, Series 2005-04
  A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------


                 Class 3-AV Available Funds Rate Schedule (1)
                 --------------------------------------------

---------------------------------------------------------------------
    Period              Available Funds            Available Funds
                           Rate (%)                   Rate (%)
---------------------------------------------------------------------
                              (2)                        (3)
      1                      6.230                      6.230
      2                      6.431                      9.000
      3                      6.431                      9.000
      4                      6.645                      9.000
      5                      6.432                      9.000
      6                      6.652                      9.000
      7                      6.437                      9.000
      8                      6.437                      9.000
      9                      7.127                      9.000
      10                     6.444                      9.000
      11                     6.660                      9.000
      12                     6.451                      9.000
      13                     6.670                      9.000
      14                     6.454                      9.000
      15                     6.454                      9.000
      16                     6.670                      9.000
      17                     6.456                      9.000
      18                     6.687                      9.000
      19                     6.483                      9.000
      20                     6.486                      9.000
      21                     7.224                      9.000
      22                     6.550                      9.000
      23                     6.991                      9.000
      24                     6.916                      9.000
      25                     7.146                      9.500
      26                     6.914                      9.500
      27                     6.929                      9.500
      28                     7.162                      9.500
      29                     7.087                      9.500
      30                     7.446                      9.500
      31                     7.205                      9.500
      32                     7.199                      9.500
      33                     7.710                      9.500
      34                     7.226                      9.500
      35                     7.931                      9.500
      36                     8.446                      9.500
      37                     8.730                     10.500
      38                     8.450                     10.500
      39                     8.454                     10.500
      40                     8.741                     10.500
      41                     8.790                     10.500
      42                     9.757                     10.549
      43                     9.442                     10.500
      44                     9.442                     10.500
      45                    10.454                     11.324
      46                     9.443                     10.500
      47                     9.793                     11.039
      48                     9.525                     11.424
      49                     9.842                     11.805
      50                     9.525                     11.500
      51                     9.525                     11.500
      52                     9.842                     11.817
      53                     9.525                     11.781
      54                     9.842                     12.868
      55                     9.525                     12.453
      56                     9.525                     12.453
      57                    10.545                     13.789
      58                     9.525                     12.456
      59                     9.842                     13.069
      60                     9.525                     13.065
      61                     9.842                     13.501
      62                     9.525                     13.065
      63                     9.525                     13.065
      64                     9.842                     13.501
      65                     9.525                     13.065
      66                     9.842                     13.501
      67                     9.525                     13.065
      68                     9.525                     13.065
      69                    10.546                     14.465
      70                     9.525                     13.065
      71                     9.843                     13.501
      72                     9.525                     13.065
      73                     9.843                     13.501
      74                     9.525                     13.065
      75                     9.525                     13.065
      76                     9.843                     13.501
      77                     9.525                     13.065
      78                     9.843                     13.501
      79                     9.525                     13.065
      80                     9.525                     13.065
      81                    10.182                     13.967
      82                     9.525                     13.065
      83                     9.843                     13.501
      84                     9.525                     13.066
---------------------------------------------------------------------



(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.

(2) Assumes that 1-Month LIBOR stays at 3.090%, 6-Month LIBOR stays at 3.510%, the collateral is run at the Pricing Prepayment Speed (100%) to call and includes all projected cash proceeds (if any) from the related Corridor Contract.

(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing Prepayment Speed (100%) and includes all projected cash proceeds (if any) from the related Corridor Contract.
------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[Object Omitted] COUNTRYWIDE[R]                                               Computational Materials For
---------------------------------------
SECURITIES CORPORATION                              Countrywide Asset-Backed Certificates, Series 2005-04
  A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------

          Floating Rate Subordinate Available Funds Rate Schedule (1)
          -----------------------------------------------------------

---------------------------------------------------------------------
    Period              Available Funds            Available Funds
                           Rate (%)                   Rate (%)
---------------------------------------------------------------------
                              (2)                        (3)
      1                      6.382                      6.382
      2                      6.588                      8.500
      3                      6.587                      8.500
      4                      6.806                      8.500
      5                      6.588                      8.500
      6                      6.814                      8.500
      7                      6.594                      8.500
      8                      6.594                      8.500
      9                      7.300                      8.500
      10                     6.596                      8.500
      11                     6.817                      8.500
      12                     6.603                      8.500
      13                     6.825                      8.500
      14                     6.604                      8.500
      15                     6.607                      8.500
      16                     6.828                      8.500
      17                     6.609                      8.500
      18                     6.839                      8.500
      19                     6.660                      8.500
      20                     6.681                      8.500
      21                     7.453                      8.500
      22                     6.748                      8.500
      23                     7.238                      8.500
      24                     7.065                      8.500
      25                     7.299                      9.500
      26                     7.064                      9.500
      27                     7.074                      9.500
      28                     7.312                      9.500
      29                     7.249                      9.500
      30                     7.538                      9.500
      31                     7.293                      9.500
      32                     7.285                      9.500
      33                     7.793                      9.500
      34                     7.330                      9.500
      35                     8.214                      9.500
      36                     8.597                      9.500
      37                     8.886                     10.500
      38                     8.602                     10.500
      39                     8.605                     10.500
      40                     8.901                     10.500
      41                     9.049                     10.500
      42                     9.887                     10.682
      43                     9.568                     10.500
      44                     9.568                     10.500
      45                    10.593                     11.468
      46                     9.568                     10.500
      47                     9.906                     11.314
      48                     9.609                     11.529
      49                     9.929                     11.912
      50                     9.609                     11.528
      51                     9.609                     11.531
      52                     9.929                     11.930
      53                     9.609                     12.011
      54                     9.928                     12.985
      55                     9.607                     12.566
      56                     9.608                     12.566
      57                    10.637                     13.913
      58                     9.608                     12.569
      59                     9.928                     13.254
      60                     9.608                     13.172
      61                     9.928                     13.611
      62                     9.608                     13.172
      63                     9.608                     13.172
      64                     9.929                     13.611
      65                     9.608                     13.172
      66                     9.929                     13.611
      67                     9.608                     13.172
      68                     9.608                     13.172
      69                    10.638                     14.583
      70                     9.608                     13.172
      71                     9.929                     13.611
      72                     9.608                     13.172
      73                     9.929                     13.611
      74                     9.608                     13.172
      75                     9.608                     13.173
      76                     9.929                     13.612
      77                     9.609                     13.173
      78                     9.929                     13.612
      79                     9.609                     13.173
      80                     9.609                     13.173
      81                    10.271                     14.081
      82                     9.609                     13.173
      83                     9.929                     13.612
      84                     9.609                     13.173
---------------------------------------------------------------------


(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.

(2) Assumes that 1-Month LIBOR stays at 3.090%, 6-Month LIBOR stays at 3.510%, the collateral is run at the Pricing Prepayment Speed (100%) to call and includes all projected cash proceeds (if any) from the related Corridor Contract.

(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing Prepayment Speed (100%) and includes all projected cash proceeds (if any) from the related Corridor Contract.
------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[Object Omitted] COUNTRYWIDE[R]                                               Computational Materials For
---------------------------------------
SECURITIES CORPORATION                              Countrywide Asset-Backed Certificates, Series 2005-04
  A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------
           Class AF-1A Corridor Contract Agreement Schedule
                           and Strike Rates
-----------------------------------------------------------------------
   Period           Notional Schedule       Cap Strike    Cap Ceiling
                            ($)                (%)           (%)
-------------- --------------------------- ------------ ---------------
      1                118,155,000           6.30068%       9.00000%
      2                115,483,849           6.50421%       9.00000%
      3                112,351,511           6.50450%       9.00000%
      4                108,597,585           6.72163%       9.00000%
      5                104,226,681           6.50510%       9.00000%
      6                 99,251,594           6.72225%       9.00000%
      7                 93,710,604           6.50568%       9.00000%
      8                 87,631,231           6.50594%       9.00000%
      9                 81,046,677           7.20327%       9.00000%
     10                 74,382,802           6.50618%       9.00000%
     11                 67,854,786           6.72202%       9.00000%
     12                 61,459,917           6.44326%       9.00000%
     13                 55,205,566           6.65803%       9.00000%
     14                 49,078,681           6.44325%       9.00000%
     15                 43,076,576           6.44324%       9.00000%
     16                 37,196,614           6.65800%       9.00000%
     17                 31,562,502           6.44321%       9.00000%
     18                 26,304,157           6.65797%       9.00000%
     19                 21,156,976           6.44319%       9.00000%
     20                 16,118,631           6.44318%       9.00000%
     21                 11,186,843           7.13350%       9.00000%
     22                  6,359,380           6.44315%       9.00000%
     23                  1,634,056           6.65690%       9.00000%
-------------- --------------------------- ------------ ---------------




Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[Object Omitted] COUNTRYWIDE[R]                                               Computational Materials For
---------------------------------------
SECURITIES CORPORATION                              Countrywide Asset-Backed Certificates, Series 2005-04
  A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                Class 2-AV Corridor Contract Agreement Schedule and Strike Rates

----------------------------------------------------------------------------------------------------------------------------------
   Period       Notional Schedule        Cap Strike    Cap Ceiling     Period     Notional Schedule     Cap Strike   Cap Ceiling
                      ($)                    (%)           (%)                           ($)               (%)           (%)
----------------------------------------------------------------------------------------------------------------------------------
      1             1,098,390,000          6.21711%      9.75000%        31          344,017,221         7.09157%      9.63422%
      2             1,080,569,387          6.42521%      9.75000%        32          322,380,974         7.08372%      9.62469%
      3             1,064,172,706          6.42476%      9.75000%        33          293,207,179         7.59007%      9.58526%
      4             1,045,444,252          6.64685%      9.75000%        34          258,923,829         7.13867%      9.58694%
      5             1,024,449,827          6.42495%      9.74933%        35          226,652,476         8.12163%      9.38076%
      6             1,001,262,305          6.65434%      9.74932%        36          196,265,862         8.43089%      9.37608%
      7               975,959,048          6.43147%      9.74935%        37          168,110,057         8.72296%      9.33266%
      8               948,618,897          6.43139%      9.74927%        38          168,110,057         8.43633%      9.33098%
      9               919,358,952          7.14726%      9.74917%        39          168,110,057         8.43934%      9.29755%
     10               888,173,696          6.43134%      9.74925%        40          168,110,057         8.73913%      9.26108%
     11               855,646,363          6.65481%      9.74905%        41          168,110,057         8.94061%      9.03408%
     12               823,051,917          6.43865%      9.74885%
     13               791,344,659          6.66142%      9.74882%
     14               760,511,088          6.43829%      9.74877%
     15               730,549,307          6.44303%      9.74705%
     16               701,431,252          6.66593%      9.74698%
     17               673,129,364          6.44379%      9.74638%
     18               645,621,119          6.67326%      9.74551%
     19               618,868,395          6.50849%      9.74307%
     20               592,855,629          6.53994%      9.74300%
     21               566,981,515          7.33122%      9.73609%
     22               541,853,369          6.60844%      9.73723%
     23               517,395,455          7.12553%      9.73508%
     24               493,631,022          6.89773%      9.73305%
     25               470,544,100          7.13446%      9.70763%
     26               448,033,709          6.89720%      9.70153%
     27               426,099,906          6.90418%      9.67971%
     28               404,781,277          7.14578%      9.67596%
     29               384,102,515          7.08967%      9.66294%
     30               363,800,481          7.33876%      9.65352%
----------------------------------------------------------------------------------------------------------------------------------




Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[Object Omitted] COUNTRYWIDE[R]                                               Computational Materials For
---------------------------------------
SECURITIES CORPORATION                              Countrywide Asset-Backed Certificates, Series 2005-04
  A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                Class 3-AV Corridor Contract Agreement Schedule and Strike Rates

---------------------------------------------------------------------------------------------------------------------------------
   Period         Notional Schedule       Cap Strike   Cap Ceiling     Period     Notional Schedule    Cap Strike   Cap Ceiling
                         ($)                 (%)           (%)                           ($)              (%)           (%)
---------------------------------------------------------------------------------------------------------------------------------
      1              615,410,000           5.98039%      8.75000%        31          197,853,354        6.95468%      9.16892%
      2              606,135,398           6.18100%      8.75000%        32          185,903,976        6.94853%      9.16833%
      3              597,478,777           6.18065%      8.75000%        33          171,470,506        7.45986%      9.13905%
      4              587,519,345           6.39471%      8.75000%        34          151,790,159        6.97612%      9.13307%
      5              576,274,753           6.18164%      8.74985%        35          133,224,146        7.68135%      8.98434%
      6              563,769,995           6.40199%      8.74985%        36          115,726,323        8.19605%      8.87211%
      7              550,051,537           6.18730%      8.74985%        37          99,440,033         8.47958%      9.85153%
      8              535,162,006           6.18725%      8.74985%        38          99,440,033         8.20021%      9.86003%
      9              519,137,332           6.87696%      8.74985%        39          99,440,033         8.20360%      9.82817%
     10              502,052,632           6.19363%      8.74680%        40          99,440,033         8.49082%      9.79943%
     11              484,139,482           6.40996%      8.74655%        41          99,440,033         8.53957%      9.62952%
     12              465,864,467           6.20055%      8.74621%        42          99,440,033         9.50707%      9.50707%
     13              448,089,330           6.41953%      8.74552%        43          99,440,033         9.19234%      9.48320%
     14              430,802,117           6.20428%      8.74567%        44          99,440,033         9.19236%      9.48267%
     15              413,988,650           6.20418%      8.74567%        45          99,440,033        10.20407%     10.20407%
     16              397,635,621           6.41980%      8.73992%        46          99,440,033         9.19278%      9.45504%
     17              381,730,602           6.20605%      8.74012%        47          99,440,033         9.54293%      9.54293%
     18              366,203,072           6.43681%      8.73827%        48          99,440,033         9.27455%      9.27455%
     19              351,103,626           6.23321%      8.73614%        49          93,963,043         9.59206%      9.59206%
     20              336,419,786           6.23588%      8.73618%        50          91,169,476         9.27459%      9.35015%
     21              322,140,323           6.97398%      8.73355%        51          88,458,537         9.27461%      9.34442%
     22              308,255,234           6.30009%      8.72819%
     23              294,763,079           6.74120%      8.72576%
     24              281,656,057           6.66550%      8.72006%
     25              268,645,476           6.89561%      9.21311%
     26              256,011,705           6.66417%      9.21358%
     27              243,735,543           6.67911%      9.20556%
     28              231,798,821           6.91226%      9.19194%
     29              220,148,348           6.83745%      9.18422%
     30              208,865,957           7.19581%      9.17238%
---------------------------------------------------------------------------------------------------------------------------------





Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[Object Omitted] COUNTRYWIDE[R]                                               Computational Materials For
---------------------------------------
SECURITIES CORPORATION                              Countrywide Asset-Backed Certificates, Series 2005-04
  A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                        Floating Rate Subordinate Corridor Contract Agreement Schedule and Strike Rates

---------------------------------------------------------------------------------------------------------------------------------
                  Notional Schedule      Cap Strike   Cap Ceiling                 Notional Schedule    Cap Strike   Cap Ceiling
   Period                ($)                 (%)          (%)          Period            ($)               (%)           (%)
---------------------------------------------------------------------------------------------------------------------------------
      1              463,100,000          6.13210%      8.25000%         31          463,100,000        7.04254%      9.14677%
      2              463,100,000          6.33756%      8.25000%         32          463,100,000        7.03530%      9.14044%
      3              463,100,000          6.33719%      8.25004%         33          463,100,000        7.54343%      9.10465%
      4              463,100,000          6.55643%      8.25007%         34          463,100,000        7.08045%      9.10360%
      5              463,100,000          6.33773%      8.24962%         35          463,100,000        7.96394%      8.91824%
      6              463,100,000          6.56390%      8.24963%         36          463,100,000        8.34678%      8.87482%
      7              463,100,000          6.34398%      8.24967%         37          463,100,000        8.63579%      9.83960%
      8              463,100,000          6.34393%      8.24963%         38          449,566,093        8.35204%      9.84153%
      9              463,100,000          7.05044%      8.24960%         39          419,793,952        8.35543%      9.80862%
     10              463,100,000          6.34620%      8.24854%         40          395,370,399        8.65098%      9.77486%
     11              463,100,000          6.56712%      8.24833%         41          375,042,959        8.79858%      9.56814%
     12              463,100,000          6.35337%      8.24807%         42          356,982,396        9.25000%      9.25000%
     13              463,100,000          6.57478%      8.24780%         43          339,496,165        9.25000%      9.40710%
     14              463,100,000          6.35448%      8.24783%         44          322,529,214        9.31806%      9.47400%
     15              463,100,000          6.35748%      8.24672%         45          306,066,185        9.50000%      9.50000%
     16              463,100,000          6.57777%      8.24461%         46          290,092,172        9.31841%      9.44262%
     17              463,100,000          6.35864%      8.24430%
     18              463,100,000          6.58858%      8.24309%
     19              463,100,000          6.40989%      8.24077%
     20              463,100,000          6.43104%      8.24077%
     21              463,100,000          7.20327%      8.23543%
     22              463,100,000          6.49800%      8.23420%
     23              463,100,000          6.98788%      8.23200%
     24              463,100,000          6.81456%      8.22856%
     25              463,100,000          7.04891%      9.20977%
     26              463,100,000          6.81374%      9.20602%
     27              463,100,000          6.82357%      9.18915%
     28              463,100,000          7.06215%      9.18187%
     29              463,100,000          6.99934%      9.17076%
     30              463,100,000          7.28756%      9.16039%
---------------------------------------------------------------------------------------------------------------------------------




Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


[Object Omitted] COUNTRYWIDE[R]                                                                         Computational Materials For
---------------------------------------
SECURITIES CORPORATION                                                        Countrywide Asset-Backed Certificates, Series 2005-04
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


                                 Fixed           $435,497,339

                                        Detailed Report



Summary of Loans in Statistical Calculation Pool                                Range
                                                                                -----
(As of Calculation Date)
Total Number of Loans                                      2,682
Total Outstanding Balance                           $435,497,339
Average Loan Balance                                    $162,378          $13,681 to $999,096
WA Mortgage Rate                                          7.230%           5.100% to 12.500%
Net WAC                                                   6.721%           4.591% to 11.991%
WA Original Term (months)                                    349              180 to 360
WA Remaining Term (months)                                   347               76 to 360
WA LTV                                                    76.46%            8.00% to 100.00%
  Percentage of Pool with CLTV > 100%                      0.00%
WA FICO                                                      609

Secured by (% of pool)       1st Liens                   100.00%
                             2nd Liens                     0.00%
Prepayment Penalty at Loan Orig (% of all loans)          82.69%





----------------------------------------------------------------------------------------------------------------------------
  Top 5 States:      Top 5 Prop:        Doc Types:     Purpose Codes        Occ Codes          Grades        Orig PP Term
  -------------      -----------        ----------     -------------        ---------          ------        ------------
CA         26.79%  SFR      80.40%   FULL      74.09%  RCO      78.03%   OO       98.36%  A         78.69%  0        17.31%
FL         10.66%  PUD      11.54%   STATED    25.84%  PUR      14.26%   INV       1.22%  A-         6.25%  6         0.09%
TX          6.96%  CND       3.33%   ALT        0.05%  RNC       7.71%   2H        0.42%  B          8.11%  12        6.64%
NY          5.46%  2 FAM     2.90%   STREAM     0.02%                                     C          4.64%  24        6.72%
VA          3.32%  4 FAM     0.85%                                                        C-         1.76%  36       20.73%
                                                                                          D          0.56%  48        0.03%
                                                                                                            60       48.48%



----------------------------------------------------------------------------------------------------------------------------





------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


[Object Omitted] COUNTRYWIDE[R]                                                                         Computational Materials For
---------------------------------------
SECURITIES CORPORATION                                                        Countrywide Asset-Backed Certificates, Series 2005-04
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


                                                    Fixed           $435,497,339

                                                          Detailed Report


--------------------------------------------------------------------------------------------------------
                                                 Program
--------------------------------------------------------------------------------------------------------
                                      CURRENT  # OF     % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                           BALANCE  LOAN    TOTAL      BALANCE     WAC    TERM   FICO    LTV
--------------------------------------------------------------------------------------------------------
15Yr Fixed                        $18,636,132    155    4.28     $120,233    7.098   176.97  607   70.1
15Yr Fixed - CC                    $5,097,687     50    1.17     $101,954    8.285   178.58  576   83.0
20Yr Fixed                         $2,458,839     22    0.56     $111,765    7.121   235.75  638   78.8
30Yr Fixed                       $303,859,001  1,800   69.77     $168,811    7.063   357.82  613   75.1
30Yr Fixed - CC                   $69,296,998    508   15.91     $136,411    8.095   358.44  588   82.2
30Yr Fixed - IO                   $36,027,133    146    8.27     $246,761    6.892   358.63  629   79.0
30/15 Fixed Balloon                  $121,550      1    0.03     $121,550    7.594   131.00  740   90.0
--------------------------------------------------------------------------------------------------------
                                 $435,497,339  2,682  100.00     $162,378    7.230   347.39  609   76.5
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
                                              Original Term
--------------------------------------------------------------------------------------------------------
                                      CURRENT  # OF     % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                           BALANCE  LOAN    TOTAL     BALANCE      WAC    TERM   FICO    LTV
--------------------------------------------------------------------------------------------------------
Fixed 180                         $23,855,368    206    5.48     $115,803    7.354   177.08  601   72.9
Fixed 240                          $2,458,839     22    0.56     $111,765    7.121   235.75  638   78.8
Fixed 360                        $409,183,132  2,454   93.96     $166,741    7.223   357.99  610   76.7
--------------------------------------------------------------------------------------------------------
                                 $435,497,339  2,682  100.00     $162,378    7.230   347.39  609   76.5
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
                                        Range of Current Balance
--------------------------------------------------------------------------------------------------------
                                      CURRENT  # OF    % OF      AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                           BALANCE  LOAN    TOTAL      BALANCE     WAC    TERM   FICO    LTV
--------------------------------------------------------------------------------------------------------
$0.01 - $25,000.00                    $13,681      1    0.00      $13,681    9.625   99.00   707   53.3
$25,000.01 - $50,000.00            $1,681,409     37    0.39      $45,443    8.840   301.67  611   73.7
$50,000.01 - $75,000.00           $17,291,614    269    3.97      $64,281    8.385   323.81  601   79.6
$75,000.01 - $100,000.00          $39,469,731    447    9.06      $88,299    7.814   337.14  602   79.4
$100,000.01 - $150,000.00         $97,749,694    796   22.45     $122,801    7.447   342.34  602   78.6
$150,000.01 - $200,000.00         $83,212,201    479   19.11     $173,721    7.171   351.93  606   75.6
$200,000.01 - $250,000.00         $59,735,310    266   13.72     $224,569    7.070   350.38  611   75.8
$250,000.01 - $300,000.00         $38,207,608    139    8.77     $274,875    7.011   355.29  607   74.2
$300,000.01 - $350,000.00         $32,598,950    101    7.49     $322,762    6.831   349.39  617   75.1
$350,000.01 - $400,000.00         $26,278,439     70    6.03     $375,406    6.725   355.90  622   75.7
$400,000.01 - $450,000.00         $13,064,399     31    3.00     $421,432    6.894   358.74  626   77.8
$450,000.01 - $500,000.00          $9,475,800     20    2.18     $473,790    6.835   337.44  613   71.6
$500,000.01 - $550,000.00          $4,245,799      8    0.97     $530,725    6.909   358.75  646   70.1
$550,000.01 - $600,000.00          $3,477,422      6    0.80     $579,570    6.375   357.66  642   67.1
$600,000.01 - $650,000.00          $1,295,353      2    0.30     $647,676    6.374   359.00  641   64.1
$650,000.01 - $700,000.00          $1,349,500      2    0.31     $674,750    6.870   359.00  651   85.0
$700,000.01 - $750,000.00          $2,197,070      3    0.50     $732,357    6.741   359.00  605   71.2
$750,000.01 - $800,000.00          $2,345,086      3    0.54     $781,695    6.556   358.67  678   72.6
$800,000.01 - $850,000.00            $809,178      1    0.19     $809,178    6.500   359.00  676   90.0
> $900,000.00                        $999,096      1    0.23     $999,096    6.500   359.00  657   70.2





------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


[Object Omitted] COUNTRYWIDE[R]                                                                         Computational Materials For
---------------------------------------
SECURITIES CORPORATION                                                        Countrywide Asset-Backed Certificates, Series 2005-04
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


                                                    Fixed           $435,497,339

                                                          Detailed Report


--------------------------------------------------------------------------------------------------------
                                        Range of Current Balance
--------------------------------------------------------------------------------------------------------
                                      CURRENT  # OF     % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                           BALANCE  LOAN    TOTAL      BALANCE     WAC    TERM   FICO    LTV
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
                                 $435,497,339  2,682  100.00     $162,378    7.230   347.39  609   76.5
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
                                                  State
--------------------------------------------------------------------------------------------------------
                                      CURRENT  # OF     % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                           BALANCE  LOAN    TOTAL      BALANCE     WAC    TERM   FICO    LTV
--------------------------------------------------------------------------------------------------------
Alabama                            $5,304,305     44    1.22     $120,552    7.278   340.36  628   88.0
Alaska                             $1,060,333      7    0.24     $151,476    7.381   358.70  624   84.1
Arizona                           $14,122,507     85    3.24     $166,147    7.259   351.80  609   78.8
Arkansas                           $2,002,688     21    0.46      $95,366    8.115   342.93  623   87.9
California                       $116,672,713    473   26.79     $246,665    6.673   353.07  614   70.6
Colorado                           $4,854,336     30    1.11     $161,811    7.397   354.89  624   78.8
Connecticut                        $6,178,428     32    1.42     $193,076    7.140   357.88  616   76.9
Delaware                           $1,978,991     13    0.45     $152,230    7.826   341.53  572   81.5
District of Columbia               $2,285,003      7    0.52     $326,429    6.532   358.77  622   64.9
Florida                           $46,425,949    320   10.66     $145,081    7.291   350.99  599   77.6
Georgia                            $7,122,881     58    1.64     $122,808    7.961   345.22  602   81.9
Hawaii                             $7,321,669     26    1.68     $281,603    6.889   355.74  642   74.2
Idaho                              $1,677,697     15    0.39     $111,846    7.994   352.06  595   82.3
Illinois                           $8,018,057     62    1.84     $129,323    7.980   340.08  607   80.1
Indiana                            $3,652,247     35    0.84     $104,350    8.094   340.03  625   84.4
Iowa                                 $875,391      9    0.20      $97,266    7.871   320.56  653   84.6
Kansas                               $821,072      8    0.19     $102,634    7.892   316.98  603   87.2
Kentucky                           $2,596,577     26    0.60      $99,868    8.047   328.91  607   85.9
Louisiana                          $4,507,414     40    1.04     $112,685    7.984   338.19  589   81.5
Maine                              $1,757,954     11    0.40     $159,814    7.424   347.22  602   78.4
Maryland                           $6,600,393     37    1.52     $178,389    7.199   355.59  603   78.5
Massachusetts                     $13,159,083     63    3.02     $208,874    6.865   349.83  591   63.6
Michigan                           $5,252,403     50    1.21     $105,048    7.506   335.34  624   83.6
Minnesota                          $3,855,123     22    0.89     $175,233    7.173   358.36  615   79.1
Mississippi                        $2,239,360     22    0.51     $101,789    7.728   313.94  592   83.1
Missouri                           $5,807,377     54    1.33     $107,544    7.940   340.78  591   84.7
Montana                              $811,757      6    0.19     $135,293    7.052   358.30  604   77.7
Nebraska                             $537,835      6    0.12      $89,639    8.288   357.55  615   82.3
Nevada                             $9,460,464     47    2.17     $201,286    7.029   344.48  608   75.8
New Hampshire                      $3,718,073     22    0.85     $169,003    7.162   358.58  590   74.3
New Jersey                         $6,781,275     39    1.56     $173,879    7.510   341.84  592   75.6
New Mexico                         $2,133,023     14    0.49     $152,359    7.996   357.59  603   77.8
New York                          $23,767,581     92    5.46     $258,343    7.118   345.67  601   70.0
North Carolina                     $6,380,716     51    1.47     $125,112    7.828   339.74  631   87.7
North Dakota                         $438,594      4    0.10     $109,649    7.921   316.24  588   87.4
Ohio                               $7,286,993     71    1.67     $102,634    7.802   346.41  614   85.3
Oklahoma                           $3,137,002     34    0.72      $92,265    8.072   331.78  606   86.8





------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


[Object Omitted] COUNTRYWIDE[R]                                                                         Computational Materials For
---------------------------------------
SECURITIES CORPORATION                                                        Countrywide Asset-Backed Certificates, Series 2005-04
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


                                                    Fixed           $435,497,339

                                                          Detailed Report


--------------------------------------------------------------------------------------------------------
                                                  State
--------------------------------------------------------------------------------------------------------
                                      CURRENT  # OF     % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                           BALANCE  LOAN    TOTAL      BALANCE     WAC    TERM   FICO    LTV
--------------------------------------------------------------------------------------------------------
Oregon                             $7,533,111     39    1.73     $193,157    7.437   358.43  643   83.3
Pennsylvania                      $10,610,407     83    2.44     $127,836    7.689   342.40  602   81.2
Rhode Island                       $1,616,233      9    0.37     $179,581    7.134   341.25  569   67.9
South Carolina                     $2,076,187     21    0.48      $98,866    8.045   344.68  599   79.6
South Dakota                         $483,536      5    0.11      $96,707    7.105   298.11  640   81.0
Tennessee                          $9,399,176     84    2.16     $111,895    7.508   334.11  608   84.3
Texas                             $30,318,230    287    6.96     $105,638    7.701   332.03  613   81.1
Utah                               $1,930,053     15    0.44     $128,670    7.265   358.37  609   79.7
Vermont                              $525,950      4    0.12     $131,487    7.691   308.10  577   72.6
Virginia                          $14,477,911     78    3.32     $185,614    7.310   344.32  605   77.0
Washington                        $10,980,652     58    2.52     $189,322    7.067   353.42  625   80.6
West Virginia                      $1,109,042     12    0.25      $92,420    7.836   329.85  613   81.8
Wisconsin                          $2,980,642     26    0.68     $114,640    8.201   340.98  601   81.4
Wyoming                              $852,943      5    0.20     $170,589    7.056   358.65  586   84.3
--------------------------------------------------------------------------------------------------------
                                 $435,497,339  2,682  100.00     $162,378    7.230   347.39  609   76.5
--------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------
                                          Loan-to-Value Ratios
--------------------------------------------------------------------------------------------------------
                                      CURRENT  # OF     % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                           BALANCE  LOAN    TOTAL     BALANCE      WAC    TERM   FICO    LTV
--------------------------------------------------------------------------------------------------------
<=50.00                           $23,941,284    142    5.50     $168,601    6.450   336.47  614   42.0
50.01 - 55.00                      $9,491,022     50    2.18     $189,820    6.558   336.02  582   52.6
55.01 - 60.00                     $16,866,746     88    3.87     $191,668    6.575   345.51  586   57.7
60.01 - 65.00                     $28,456,333    142    6.53     $200,397    6.848   352.10  586   63.3
65.01 - 70.00                     $33,773,922    201    7.76     $168,029    6.950   346.48  590   68.1
70.01 - 75.00                     $55,191,258    308   12.67     $179,192    7.130   349.22  600   73.3
75.01 - 80.00                    $125,302,281    802   28.77     $156,237    7.244   347.60  617   79.3
80.01 - 85.00                     $45,198,821    290   10.38     $155,858    7.480   348.37  602   83.9
85.01 - 90.00                     $62,868,390    406   14.44     $154,848    7.589   347.84  619   89.3
90.01 - 95.00                     $18,387,672    126    4.22     $145,934    7.979   346.73  631   94.2
95.01 - 100.00                    $16,019,611    127    3.68     $126,139    8.003   354.36  656   99.6
--------------------------------------------------------------------------------------------------------
                                 $435,497,339  2,682  100.00     $162,378    7.230   347.39  609   76.5
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
                                      Range of Current Gross Coupon
--------------------------------------------------------------------------------------------------------
                                      CURRENT  # OF    % OF      AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                           BALANCE  LOAN    TOTAL      BALANCE     WAC    TERM   FICO    LTV
--------------------------------------------------------------------------------------------------------
5.001 - 5.500                      $1,894,937      6    0.44     $315,823    5.226   319.09  717   53.6
5.501 - 6.000                     $26,978,971    115    6.19     $234,600    5.952   345.34  646   69.1
6.001 - 6.500                     $82,811,981    378   19.02     $219,079    6.353   350.73  621   70.0
6.501 - 7.000                    $114,430,686    642   26.28     $178,241    6.818   347.71  612   73.2
7.001 - 7.500                     $61,277,310    365   14.07     $167,883    7.319   348.33  611   79.0





------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


[Object Omitted] COUNTRYWIDE[R]                                                                         Computational Materials For
---------------------------------------
SECURITIES CORPORATION                                                        Countrywide Asset-Backed Certificates, Series 2005-04
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


                                                    Fixed           $435,497,339

                                                          Detailed Report


--------------------------------------------------------------------------------------------------------
                                      Range of Current Gross Coupon
--------------------------------------------------------------------------------------------------------
                                      CURRENT  # OF     % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                           BALANCE  LOAN    TOTAL      BALANCE     WAC    TERM   FICO    LTV
--------------------------------------------------------------------------------------------------------
7.501 - 8.000                     $85,513,339    604   19.64     $141,578    7.797   347.27  601   82.3
8.001 - 8.500                     $27,898,072    233    6.41     $119,734    8.322   345.11  587   83.2
8.501 - 9.000                     $16,150,662    147    3.71     $109,868    8.797   344.57  580   83.6
9.001 - 9.500                      $8,447,121     81    1.94     $104,285    9.291   343.74  584   87.1
9.501 - 10.000                     $4,180,536     48    0.96      $87,094    9.768   331.07  568   86.0
10.001 - 10.500                    $3,156,146     33    0.72      $95,641   10.264   342.63  574   86.9
10.501 - 11.000                    $1,896,491     20    0.44      $94,825   10.799   334.57  556   88.0
11.001 - 11.500                      $196,185      4    0.05      $49,046   11.306   311.17  545   75.0
11.501 - 12.000                      $601,085      5    0.14     $120,217   11.780   357.33  563   90.1
12.001 - 12.500                       $63,818      1    0.01      $63,818   12.500   314.00  566   80.0
--------------------------------------------------------------------------------------------------------
                                 $435,497,339  2,682  100.00     $162,378    7.230   347.39  609   76.5
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
                                              Property Type
--------------------------------------------------------------------------------------------------------
                                      CURRENT  # OF     % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                           BALANCE  LOAN    TOTAL      BALANCE     WAC    TERM   FICO    LTV
--------------------------------------------------------------------------------------------------------
SFR                              $350,154,254  2,196   80.40     $159,451    7.236   346.90  609   76.7
PUD                               $50,273,781    294   11.54     $170,999    7.221   352.45  612   79.2
CND                               $14,506,994     97    3.33     $149,557    7.299   350.74  608   76.1
2 FAM                             $12,618,407     57    2.90     $221,376    7.071   347.49  619   68.5
4 FAM                              $3,681,444     16    0.85     $230,090    6.989   324.24  633   63.5
3 FAM                              $3,403,471     14    0.78     $243,105    7.004   343.23  604   60.8
MNF                                  $500,425      6    0.11      $83,404    8.495   276.48  603   72.8
CNDP                                 $358,563      2    0.08     $179,281    8.116   358.49  584   85.1
--------------------------------------------------------------------------------------------------------
                                 $435,497,339  2,682  100.00     $162,378    7.230   347.39  609   76.5
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
                                                 Purpose
--------------------------------------------------------------------------------------------------------
                                      CURRENT  # OF     % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                           BALANCE  LOAN    TOTAL     BALANCE      WAC    TERM   FICO    LTV
--------------------------------------------------------------------------------------------------------
RCO                              $339,832,386  2,012   78.03     $168,903    7.179   346.40  604   74.7
PUR                               $62,103,116    427   14.26     $145,441    7.433   356.33  637   84.2
RNC                               $33,561,838    243    7.71     $138,115    7.364   340.98  613   80.4
--------------------------------------------------------------------------------------------------------
                                 $435,497,339  2,682  100.00     $162,378    7.230   347.39  609   76.5
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
                                                Occupancy
--------------------------------------------------------------------------------------------------------
                                      CURRENT  # OF     % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                           BALANCE  LOAN    TOTAL      BALANCE     WAC    TERM   FICO    LTV
--------------------------------------------------------------------------------------------------------
OO                               $428,336,197  2,623   98.36     $163,300    7.226   347.54  609   76.6
INV                                $5,318,550     47    1.22     $113,161    7.540   336.62  637   70.6





------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


[Object Omitted] COUNTRYWIDE[R]                                                                         Computational Materials For
---------------------------------------
SECURITIES CORPORATION                                                        Countrywide Asset-Backed Certificates, Series 2005-04
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


                                                    Fixed           $435,497,339

                                                          Detailed Report


--------------------------------------------------------------------------------------------------------
                                                Occupancy
--------------------------------------------------------------------------------------------------------
                                      CURRENT  # OF     % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                           BALANCE  LOAN    TOTAL      BALANCE     WAC    TERM   FICO    LTV
--------------------------------------------------------------------------------------------------------
2H                                 $1,842,592     12    0.42     $153,549    7.196   343.79  635   60.5
--------------------------------------------------------------------------------------------------------
                                 $435,497,339  2,682  100.00     $162,378    7.230   347.39  609   76.5
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
                             Range of Months Remaining to Scheduled Maturity
--------------------------------------------------------------------------------------------------------
                                      CURRENT  # OF    % OF      AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                           BALANCE  LOAN   TOTAL      BALANCE      WAC    TERM   FICO    LTV
--------------------------------------------------------------------------------------------------------
  1 - 120                            $283,998      3    0.07     $94,666     7.502   93.39   618   56.3
121 - 180                         $23,610,461    204    5.42    $115,738     7.354   177.92  601   73.1
181 - 300                          $3,050,452     31    0.70     $98,402     7.466   243.18  628   78.8
301 - 360                        $408,552,429  2,444   93.81    $167,165     7.221   358.14  610   76.7
--------------------------------------------------------------------------------------------------------
                                 $435,497,339  2,682   100.00    $162,378    7.230   347.39  609   76.5
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
                                   Collateral Grouped by Document Type
--------------------------------------------------------------------------------------------------------
                                      CURRENT  # OF     % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                           BALANCE  LOAN    TOTAL     BALANCE      WAC    TERM   FICO    LTV
--------------------------------------------------------------------------------------------------------
FULL                             $322,648,179  2,093   74.09     $154,156    7.235   347.77  604   77.7
STATED INCOME                    $112,532,316    586   25.84     $192,035    7.214   346.43  625   72.9
ALT                                  $224,531      2    0.05     $112,266    7.259   289.94  559   52.9
STREAMLINE                            $92,313      1    0.02      $92,313    7.750   350.00  606   88.6
--------------------------------------------------------------------------------------------------------
                                 $435,497,339  2,682  100.00     $162,378    7.230   347.39  609   76.5
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
                                       Collateral Grouped by FICO
--------------------------------------------------------------------------------------------------------
                                      CURRENT  # OF    % OF      AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                           BALANCE  LOAN    TOTAL      BALANCE     WAC    TERM   FICO    LTV
801 - 820                            $613,234      2    0.14     $306,617    5.899   326.66  801   65.5
781 - 800                            $640,209      4    0.15     $160,052    6.432   338.87  789   91.8
761 - 780                          $1,960,879     12    0.45     $163,407    6.559   354.08  765   75.2
741 - 760                          $2,224,389     11    0.51     $202,217    6.780   350.25  747   76.6
721 - 740                          $6,420,232     31    1.47     $207,104    6.635   352.07  729   80.6
701 - 720                          $9,824,563     53    2.26     $185,369    6.843   347.88  709   81.3
681 - 700                         $19,835,519    106    4.55     $187,128    6.780   340.71  689   79.2
661 - 680                         $28,402,696    163    6.52     $174,250    6.931   350.41  671   80.4
641 - 660                         $49,483,605    274   11.36     $180,597    7.032   352.49  650   77.9
621 - 640                         $50,062,766    313   11.50     $159,945    7.157   349.08  630   78.0
601 - 620                         $67,846,758    412   15.58     $164,677    7.131   343.36  610   77.9
581 - 600                         $67,373,406    439   15.47     $153,470    7.294   350.73  591   76.4
561 - 580                         $51,359,884    344   11.79     $149,302    7.440   344.36  570   75.6
541 - 560                         $37,266,639    244    8.56     $152,732    7.552   346.72  551   71.8





------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


[Object Omitted] COUNTRYWIDE[R]                                                                         Computational Materials For
---------------------------------------
SECURITIES CORPORATION                                                        Countrywide Asset-Backed Certificates, Series 2005-04
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


                                                    Fixed           $435,497,339

                                                          Detailed Report


--------------------------------------------------------------------------------------------------------
                                       Collateral Grouped by FICO
--------------------------------------------------------------------------------------------------------
                                      CURRENT  # OF     % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                           BALANCE  LOAN    TOTAL      BALANCE     WAC    TERM   FICO    LTV
--------------------------------------------------------------------------------------------------------
521 - 540                         $28,360,540    176    6.51     $161,139    7.564   347.88  532   70.0
501 - 520                         $13,489,132     95    3.10     $141,991    8.113   338.99  511   70.5
<= 500                               $332,889      3    0.08     $110,963    7.903   357.78  500   65.8
--------------------------------------------------------------------------------------------------------
                                 $435,497,339  2,682  100.00     $162,378    7.230   347.39  609   76.5
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
                                                  Grade
--------------------------------------------------------------------------------------------------------
                                      CURRENT  # OF     % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                           BALANCE  LOAN    TOTAL     BALANCE      WAC    TERM   FICO    LTV
--------------------------------------------------------------------------------------------------------
A                                $342,682,192  2,081   78.69     $164,672    7.184   348.23  616   77.4
A-                                $27,224,651    181    6.25     $150,412    7.425   342.45  581   74.5
B                                 $35,304,426    233    8.11     $151,521    7.459   345.88  581   72.5
C                                 $20,185,545    124    4.64     $162,787    7.343   342.52  590   71.3
C-                                 $7,666,662     49    1.76     $156,462    7.256   352.78  597   75.3
D                                  $2,433,863     14    0.56     $173,847    7.077   330.91  590   67.3
--------------------------------------------------------------------------------------------------------
                                 $435,497,339  2,682  100.00     $162,378    7.230   347.39  609   76.5
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
                             Collateral Grouped by Prepayment Penalty Months
--------------------------------------------------------------------------------------------------------
                                      CURRENT  # OF    % OF      AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                           BALANCE  LOAN   TOTAL      BALANCE      WAC    TERM   FICO    LTV
--------------------------------------------------------------------------------------------------------
0                                 $75,383,775    572   17.31    $131,790     7.668   339.94  609   78.7
6                                    $382,018      4    0.09     $95,504     6.090   270.85  625   81.5
12                                $28,905,068    116    6.64    $249,182     7.124   346.40  608   71.2
24                                $29,287,030    182    6.72    $160,918     7.374   348.27  605   79.7
36                                $90,291,849    558   20.73    $161,813     7.081   348.10  618   73.9
48                                   $126,877      1    0.03    $126,877     7.990   354.00  520   70.0
60                               $211,120,722  1,249   48.48    $169,032     7.133   349.90  607   77.0
--------------------------------------------------------------------------------------------------------
                                 $435,497,339  2,682  100.00    $162,378     7.230   347.39  609   76.5
--------------------------------------------------------------------------------------------------------






------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


[Object Omitted] COUNTRYWIDE[R]                                                                         Computational Materials For
---------------------------------------
SECURITIES CORPORATION                                                        Countrywide Asset-Backed Certificates, Series 2005-04
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


                                                 Group2

                                        ARM         $949,024,286

                                             Detailed Report


Summary of Loans in Statistical Calculation Pool                                  Range
                                                                                  -----
(As of Calculation Date)
Total Number of Loans                                      6,345
Total Outstanding Balance                           $949,024,286
Average Loan Balance                                    $149,570               $161 to $490,000
WA Mortgage Rate                                          7.407%             3.750% to 15.000%
Net WAC                                                   6.898%             3.241% to 14.491%
ARM Characteristics
         WA Gross Margin                                  6.977%             2.250% to 11.530%
         WA Months to First Roll                              31                  1 to 57
         WA First Periodic Cap                            1.865%             0.750% to 6.000%
         WA Subsequent Periodic Cap                       1.377%             0.750% to 3.000%
         WA Lifetime Cap                                 14.183%             8.250% to 22.000%
         WA Lifetime Floor                                7.394%             2.250% to 15.000%
WA Original Term (months)                                    360                360 to 360
WA Remaining Term (months)                                   358                277 to 360
WA LTV                                                    80.67%             13.61% to 100.00%
  Percentage of Pool with CLTV > 100%                      0.00%
WA FICO                                                      591

Secured by (% of pool)       1st Liens                   100.00%
                             2nd Liens                     0.00%
Prepayment Penalty at Loan Orig (% of all loans)          70.75%



----------------------------------------------------------------------------------------------------------------------------
  Top 5 States:      Top 5 Prop:        Doc Types:     Purpose Codes        Occ Codes          Grades        Orig PP Term
  -------------      -----------        ----------     -------------        ---------          ------        ------------
CA         17.85%  SFR      77.32%   FULL      72.25%  RCO      70.50%   OO       98.27%  A         77.18%  0        29.25%
FL          8.67%  PUD      13.73%   STATED    27.70%  PUR      24.18%   INV       1.07%  A-         6.60%  6         0.12%
TX          5.09%  CND       5.44%   SIMPLE     0.04%  RNC       5.32%   2H        0.66%  B          9.21%  12        5.55%
IL          4.55%  2 FAM     2.55%                                                        C          5.16%  13        0.03%
GA          4.24%  3 FAM     0.55%                                                        C-         1.44%  24       23.01%
                                                                                          D          0.41%  30        0.02%
                                                                                                            36       42.04%





----------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                      2-1


[Object Omitted] COUNTRYWIDE[R]                                                                         Computational Materials For
---------------------------------------
SECURITIES CORPORATION                                                        Countrywide Asset-Backed Certificates, Series 2005-04
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------

                                                 Group2

                                        ARM         $949,024,286

                                             Detailed Report


--------------------------------------------------------------------------------------------------------
                                                 Program
--------------------------------------------------------------------------------------------------------
                                      CURRENT  # OF     % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                           BALANCE  LOAN    TOTAL     BALANCE      WAC    TERM   FICO    LTV
--------------------------------------------------------------------------------------------------------
30Y LIB6M                          $7,456,756     39    0.79     $191,199    6.606   358.67  553   79.8
2/28 LIB6M                       $171,646,272  1,195   18.09     $143,637    7.492   354.05  586   80.1
2/28 LIB6M - IO                   $49,054,964    254    5.17     $193,130    6.855   358.33  607   81.6
3/27 LIB6M                       $571,846,232  3,992   60.26     $143,248    7.527   358.40  588   80.5
3/27 LIB6M - IO                  $148,681,156    863   15.67     $172,284    7.072   358.49  604   81.9
5/25 LIB6M                           $338,906      2    0.04     $169,453    6.980   356.11  553   71.0
--------------------------------------------------------------------------------------------------------
                                 $949,024,286  6,345  100.00     $149,570    7.407   357.62  591   80.7
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
                                              Original Term
--------------------------------------------------------------------------------------------------------
                                      CURRENT  # OF     % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                           BALANCE  LOAN    TOTAL     BALANCE      WAC    TERM   FICO    LTV
--------------------------------------------------------------------------------------------------------
ARM 360                          $949,024,286  6,345  100.00     $149,570    7.407   357.62  591   80.7
--------------------------------------------------------------------------------------------------------
                                 $949,024,286  6,345  100.00     $149,570    7.407   357.62  591   80.7
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
                                        Range of Current Balance
--------------------------------------------------------------------------------------------------------
                                      CURRENT  # OF     % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                           BALANCE  LOAN    TOTAL     BALANCE      WAC    TERM   FICO    LTV
--------------------------------------------------------------------------------------------------------
$0.01 - $25,000.00                   $336,470     19    0.04      $17,709   10.248   294.57  581   73.9
$25,000.01 - $50,000.00            $3,248,021     81    0.34      $40,099   10.204   312.97  577   76.5
$50,000.01 - $75,000.00           $32,720,120    507    3.45      $64,537    8.484   351.66  591   82.1
$75,000.01 - $100,000.00          $95,094,290  1,081   10.02      $87,969    7.836   356.94  594   82.6
$100,000.01 - $150,000.00        $287,082,585  2,307   30.25     $124,440    7.575   357.90  598   82.4
$150,000.01 - $200,000.00        $169,653,527    982   17.88     $172,763    7.328   358.24  585   79.6
$200,000.01 - $250,000.00        $138,894,652    619   14.64     $224,386    7.113   358.20  585   78.9
$250,000.01 - $300,000.00        $125,953,510    459   13.27     $274,409    7.081   358.30  587   79.1
$300,000.01 - $350,000.00         $82,438,408    255    8.69     $323,288    7.043   358.41  589   80.1
$350,000.01 - $400,000.00          $9,531,131     26    1.00     $366,582    6.809   358.38  598   80.8
$400,000.01 - $450,000.00          $1,739,624      4    0.18     $434,906    6.773   358.75  581   71.4
$450,000.01 - $500,000.00          $2,331,949      5    0.25     $466,390    6.555   358.59  608   67.3
--------------------------------------------------------------------------------------------------------
                                 $949,024,286  6,345  100.00     $149,570    7.407   357.62  591   80.7
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
                                                  State
--------------------------------------------------------------------------------------------------------
                                      CURRENT  # OF     % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                           BALANCE  LOAN    TOTAL     BALANCE      WAC    TERM   FICO    LTV
--------------------------------------------------------------------------------------------------------
Alabama                           $11,217,384    105    1.18     $106,832    7.777   357.85  590   85.6
Alaska                             $1,389,567      8    0.15     $173,696    7.441   359.00  571   88.5
Arizona                           $38,443,741    253    4.05     $151,952    7.290   358.42  593   81.3
Arkansas                           $3,031,783     30    0.32     $101,059    8.448   354.12  576   90.1





------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                      2-2


[Object Omitted] COUNTRYWIDE[R]                                                                         Computational Materials For
---------------------------------------
SECURITIES CORPORATION                                                        Countrywide Asset-Backed Certificates, Series 2005-04
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------

                                                 Group2

                                        ARM         $949,024,286

                                             Detailed Report



--------------------------------------------------------------------------------------------------------
                                                  State
--------------------------------------------------------------------------------------------------------
                                      CURRENT  # OF     % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                           BALANCE  LOAN    TOTAL     BALANCE      WAC    TERM   FICO    LTV
--------------------------------------------------------------------------------------------------------
California                       $169,402,182    734   17.85     $230,793    6.798   358.38  587   75.5
Colorado                          $17,705,993    108    1.87     $163,944    7.081   358.17  606   81.1
Connecticut                       $19,655,312    115    2.07     $170,916    7.409   358.09  583   78.0
Delaware                           $2,985,912     20    0.31     $149,296    7.428   357.55  581   84.3
District of Columbia               $1,972,735     12    0.21     $164,395    7.192   358.72  591   78.3
Florida                           $82,264,841    571    8.67     $144,072    7.406   358.20  591   81.1
Georgia                           $40,280,104    311    4.24     $129,518    7.867   358.12  594   84.0
Hawaii                             $6,915,348     26    0.73     $265,975    6.979   358.51  596   78.0
Idaho                              $5,948,408     52    0.63     $114,392    7.247   355.53  607   83.1
Illinois                          $43,204,367    297    4.55     $145,469    7.669   357.35  592   81.9
Indiana                           $13,376,864    131    1.41     $102,113    7.964   354.56  598   85.2
Iowa                               $4,381,201     42    0.46     $104,314    8.237   356.93  595   86.2
Kansas                             $3,975,352     36    0.42     $110,426    7.792   357.29  591   88.0
Kentucky                           $5,426,645     51    0.57     $106,405    7.642   356.87  595   83.8
Louisiana                          $6,147,110     57    0.65     $107,844    8.010   355.50  594   86.9
Maine                              $3,704,011     22    0.39     $168,364    7.836   358.09  578   82.1
Maryland                          $31,384,947    177    3.31     $177,316    7.572   358.06  576   79.3
Massachusetts                     $18,429,504     86    1.94     $214,297    7.056   358.10  580   76.6
Michigan                          $34,770,778    284    3.66     $122,432    7.774   355.70  595   84.2
Minnesota                         $17,644,822    110    1.86     $160,407    7.776   358.44  594   83.1
Mississippi                        $5,912,435     55    0.62     $107,499    7.854   357.57  595   90.0
Missouri                          $18,602,831    158    1.96     $117,739    7.895   357.60  599   84.4
Montana                            $3,199,103     21    0.34     $152,338    7.318   358.68  601   82.3
Nebraska                           $1,639,628     16    0.17     $102,477    7.706   358.60  602   83.4
Nevada                            $29,469,430    156    3.11     $188,907    7.031   358.15  591   80.3
New Hampshire                      $5,977,894     33    0.63     $181,148    7.262   358.35  574   76.1
New Jersey                        $27,882,936    159    2.94     $175,364    7.712   358.47  581   79.0
New Mexico                         $4,202,374     36    0.44     $116,733    7.784   357.04  589   83.7
New York                          $33,987,826    152    3.58     $223,604    7.195   358.13  583   74.7
North Carolina                    $23,922,710    214    2.52     $111,788    7.846   354.40  585   83.5
North Dakota                         $858,615      7    0.09     $122,659    7.903   358.44  647   81.5
Ohio                              $19,212,612    178    2.02     $107,936    7.890   357.82  593   85.2
Oklahoma                           $5,429,480     63    0.57      $86,182    7.983   355.06  595   84.9
Oregon                            $13,417,115     97    1.41     $138,321    7.237   356.56  603   82.0
Pennsylvania                      $19,550,579    160    2.06     $122,191    7.722   357.23  586   82.9
Rhode Island                       $6,928,152     32    0.73     $216,505    6.904   357.43  586   77.7
South Carolina                     $8,118,589     74    0.86     $109,711    7.829   357.15  586   84.3
South Dakota                       $1,245,700      9    0.13     $138,411    7.287   358.46  605   79.8
Tennessee                         $13,051,743    127    1.38     $102,770    7.913   355.15  599   87.8
Texas                             $48,326,060    465    5.09     $103,927    7.669   357.28  604   83.2
Utah                               $7,679,085     62    0.81     $123,856    7.146   355.68  612   83.2
Vermont                            $1,163,526      9    0.12     $129,281    7.567   358.78  589   77.1
Virginia                          $30,606,357    182    3.23     $168,167    7.253   357.88  583   79.7
Washington                        $24,693,627    147    2.60     $167,984    7.214   358.35  600   82.0
West Virginia                      $3,110,452     26    0.33     $119,633    7.903   354.96  584   81.8




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                      2-3


[Object Omitted] COUNTRYWIDE[R]                                                                         Computational Materials For
---------------------------------------
SECURITIES CORPORATION                                                        Countrywide Asset-Backed Certificates, Series 2005-04
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------

                                                 Group2

                                        ARM         $949,024,286

                                             Detailed Report




--------------------------------------------------------------------------------------------------------
                                                  State
--------------------------------------------------------------------------------------------------------
                                      CURRENT  # OF     % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                           BALANCE  LOAN    TOTAL     BALANCE      WAC    TERM   FICO    LTV
--------------------------------------------------------------------------------------------------------
Wisconsin                          $6,348,848     62    0.67     $102,401    8.096   352.17  595   83.0
Wyoming                              $827,670      7    0.09     $118,239    7.120   354.45  616   85.0
--------------------------------------------------------------------------------------------------------
                                 $949,024,286  6,345  100.00     $149,570    7.407   357.62  591   80.7
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
                                          Loan-to-Value Ratios
--------------------------------------------------------------------------------------------------------
                                      CURRENT  # OF     % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                           BALANCE  LOAN    TOTAL     BALANCE      WAC    TERM   FICO    LTV
--------------------------------------------------------------------------------------------------------
<=50.00                            $8,104,074     54    0.85     $150,075    6.455   358.39  565   40.7
50.01 - 55.00                      $7,335,815     53    0.77     $138,412    6.781   357.75  586   53.2
55.01 - 60.00                     $19,079,253    104    2.01     $183,454    6.964   358.29  559   58.0
60.01 - 65.00                     $34,663,898    196    3.65     $176,857    6.964   357.99  573   63.3
65.01 - 70.00                     $59,353,541    349    6.25     $170,067    7.162   357.59  569   68.5
70.01 - 75.00                     $83,139,174    497    8.76     $167,282    7.273   357.10  573   73.9
75.01 - 80.00                    $371,281,864  2,674   39.12     $138,849    7.227   357.66  604   79.6
80.01 - 85.00                    $124,297,343    754   13.10     $164,851    7.605   357.31  578   84.2
85.01 - 90.00                    $154,224,727    963   16.25     $160,150    7.600   357.41  591   89.4
90.01 - 95.00                     $42,269,597    303    4.45     $139,504    8.208   358.34  596   94.6
95.01 - 100.00                    $45,275,003    398    4.77     $113,756    8.308   358.54  604   99.7
--------------------------------------------------------------------------------------------------------
                                 $949,024,286  6,345  100.00     $149,570    7.407   357.62  591   80.7
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
                                      Range of Current Gross Coupon
--------------------------------------------------------------------------------------------------------
                                      CURRENT  # OF    % OF      AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                           BALANCE  LOAN    TOTAL     BALANCE      WAC    TERM   FICO    LTV
--------------------------------------------------------------------------------------------------------
<= 4.000                              $84,242      1    0.01      $84,242    3.750   358.00  635   72.7
4.001 - 4.500                        $379,652      2    0.04     $189,826    4.260   358.66  750   47.2
4.501 - 5.000                      $1,964,458      9    0.21     $218,273    4.955   357.96  599   75.2
5.001 - 5.500                      $6,416,718     33    0.68     $194,446    5.350   358.11  624   74.6
5.501 - 6.000                     $65,103,228    330    6.86     $197,283    5.874   358.27  606   74.9
6.001 - 6.500                    $131,780,710    725   13.89     $181,766    6.355   358.27  607   77.7
6.501 - 7.000                    $210,134,988  1,287   22.14     $163,275    6.825   358.30  599   78.8
7.001 - 7.500                    $161,366,443  1,061   17.00     $152,089    7.317   358.24  593   80.5
7.501 - 8.000                    $153,623,601  1,098   16.19     $139,912    7.810   358.29  586   82.7
8.001 - 8.500                     $79,157,496    583    8.34     $135,776    8.312   358.34  577   84.3
8.501 - 9.000                     $68,643,487    532    7.23     $129,029    8.800   357.75  567   85.3
9.001 - 9.500                     $30,906,655    267    3.26     $115,755    9.291   354.49  564   85.5
9.501 - 10.000                    $24,308,967    234    2.56     $103,884    9.772   352.81  560   85.6
10.001 - 10.500                    $8,589,020     82    0.91     $104,744   10.291   343.50  559   86.6
10.501 - 11.000                    $3,281,948     45    0.35      $72,932   10.764   328.93  571   85.5
11.001 - 11.500                    $1,954,033     26    0.21      $75,155   11.261   330.77  570   87.2
11.501 - 12.000                      $497,644     12    0.05      $41,470   11.759   314.79  563   83.3




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                      2-4


[Object Omitted] COUNTRYWIDE[R]                                                                         Computational Materials For
---------------------------------------
SECURITIES CORPORATION                                                        Countrywide Asset-Backed Certificates, Series 2005-04
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------

                                                 Group2

                                        ARM         $949,024,286

                                             Detailed Report




--------------------------------------------------------------------------------------------------------
                                      Range of Current Gross Coupon
--------------------------------------------------------------------------------------------------------
                                      CURRENT  # OF     % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                           BALANCE  LOAN    TOTAL     BALANCE      WAC    TERM   FICO    LTV
--------------------------------------------------------------------------------------------------------
12.001 - 12.500                      $217,509      5    0.02     $43,502    12.243   296.85  544   76.7
12.501 - 13.000                       $83,963      2    0.01     $41,981    12.660   341.38  537   73.1
13.001 - 13.500                      $246,655      6    0.03     $41,109    13.158   309.66  528   70.1
13.501 - 14.000                      $204,289      3    0.02     $68,096    13.837   309.47  537   77.1
> 14.000                              $78,578      2    0.01     $39,289    14.647   314.00  498   66.7
--------------------------------------------------------------------------------------------------------
                                 $949,024,286  6,345  100.00     $149,570    7.407   357.62  591   80.7
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
                                              Property Type
--------------------------------------------------------------------------------------------------------
                                      CURRENT  # OF     % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                           BALANCE  LOAN    TOTAL     BALANCE      WAC    TERM   FICO    LTV
--------------------------------------------------------------------------------------------------------
SFR                              $733,787,852  5,030   77.32     $145,882    7.429   357.48  590   81.0
PUD                              $130,274,439    799   13.73     $163,047    7.301   358.21  591   81.1
CND                               $51,594,332    351    5.44     $146,992    7.301   358.16  598   79.0
2 FAM                             $24,182,235    123    2.55     $196,604    7.487   357.70  589   74.4
3 FAM                              $5,217,108     22    0.55     $237,141    7.618   358.22  581   74.8
4 FAM                              $2,027,824      7    0.21     $289,689    7.242   358.46  609   70.7
CNDP                               $1,940,496     13    0.20     $149,269    7.727   355.65  598   79.7
--------------------------------------------------------------------------------------------------------
                                 $949,024,286  6,345  100.00     $149,570    7.407   357.62  591   80.7
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
                                                 Purpose
--------------------------------------------------------------------------------------------------------
                                      CURRENT  # OF     % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                           BALANCE  LOAN    TOTAL     BALANCE      WAC    TERM   FICO    LTV
--------------------------------------------------------------------------------------------------------
RCO                              $669,074,919  3,857   70.50     $173,470    7.310   357.75  584   79.2
PUR                              $229,483,365  2,143   24.18     $107,085    7.711   357.48  610   84.5
RNC                               $50,466,002    345    5.32     $146,278    7.311   356.54  597   82.8
--------------------------------------------------------------------------------------------------------
                                 $949,024,286  6,345  100.00     $149,570    7.407   357.62  591   80.7
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
                                                Occupancy
--------------------------------------------------------------------------------------------------------
                                      CURRENT  # OF     % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                           BALANCE  LOAN    TOTAL     BALANCE      WAC    TERM   FICO    LTV
--------------------------------------------------------------------------------------------------------
OO                               $932,598,453  6,240   98.27     $149,455    7.400   357.61  591   80.7
INV                               $10,140,179     69    1.07     $146,959    7.709   358.11  600   75.4
2H                                 $6,285,654     36    0.66     $174,602    8.006   358.38  598   79.9
--------------------------------------------------------------------------------------------------------
                                 $949,024,286  6,345  100.00     $149,570    7.407   357.62  591   80.7
--------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                      2-5


[Object Omitted] COUNTRYWIDE[R]                                                                         Computational Materials For
---------------------------------------
SECURITIES CORPORATION                                                        Countrywide Asset-Backed Certificates, Series 2005-04
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------

                                                 Group2

                                        ARM         $949,024,286

                                             Detailed Report




--------------------------------------------------------------------------------------------------------
                             Range of Months Remaining to Scheduled Maturity
--------------------------------------------------------------------------------------------------------
                                      CURRENT  # OF     % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                           BALANCE  LOAN    TOTAL     BALANCE      WAC    TERM   FICO    LTV
--------------------------------------------------------------------------------------------------------
181 - 300                          $9,964,744    171    1.05      $58,273   10.175   295.68  586   81.3
301 - 360                        $939,059,542  6,174   98.95     $152,099    7.378   358.28  591   80.7
--------------------------------------------------------------------------------------------------------
                                 $949,024,286  6,345  100.00     $149,570    7.407   357.62  591   80.7
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
                                   Collateral Grouped by Document Type
--------------------------------------------------------------------------------------------------------
                                      CURRENT  # OF    % OF      AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                           BALANCE  LOAN    TOTAL     BALANCE      WAC    TERM   FICO    LTV
--------------------------------------------------------------------------------------------------------
FULL                             $685,676,922  4,759   72.25     $144,080    7.390   357.54  585   81.8
STATED INCOME                    $262,921,084  1,580   27.70     $166,406    7.448   357.95  605   77.7
SIMPLE                               $426,281      6    0.04      $71,047    9.796   296.39  606   77.6
--------------------------------------------------------------------------------------------------------
                                 $949,024,286  6,345  100.00     $149,570    7.407   357.62  591   80.7
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
                                       Collateral Grouped by FICO
--------------------------------------------------------------------------------------------------------
                                      CURRENT  # OF     % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                           BALANCE  LOAN    TOTAL     BALANCE      WAC    TERM   FICO    LTV
--------------------------------------------------------------------------------------------------------
801 - 820                            $401,542      2    0.04     $200,771    5.496   359.00  811   45.6
781 - 800                            $758,997      8    0.08      $94,875    6.559   358.38  788   80.0
761 - 780                            $421,605      2    0.04     $210,803    5.529   358.00  768   68.9
741 - 760                            $482,096      4    0.05     $120,524    7.251   358.93  750   80.0
721 - 740                          $4,544,385     35    0.48     $129,840    6.884   358.24  730   79.4
701 - 720                          $6,315,375     51    0.67     $123,831    6.984   358.25  709   79.6
681 - 700                         $15,578,121    114    1.64     $136,650    6.835   357.74  690   79.2
661 - 680                         $25,096,974    190    2.64     $132,089    6.998   358.03  669   77.9
641 - 660                         $42,751,544    302    4.50     $141,561    6.931   357.24  650   77.9
621 - 640                        $135,543,431    891   14.28     $152,125    7.120   357.69  630   84.1
601 - 620                        $167,039,999  1,071   17.60     $155,966    7.116   357.58  611   82.6
581 - 600                        $169,439,129  1,183   17.85     $143,228    7.357   357.71  590   82.4
561 - 580                        $138,200,472    940   14.56     $147,022    7.557   357.86  571   80.9
541 - 560                        $103,244,229    661   10.88     $156,194    7.781   357.48  551   79.9
521 - 540                         $84,304,738    539    8.88     $156,410    8.026   357.68  530   76.3
501 - 520                         $52,998,713    336    5.58     $157,734    7.951   357.28  512   72.9
<= 500                             $1,902,936     16    0.20     $118,934    8.930   344.17  496   79.5
--------------------------------------------------------------------------------------------------------
                                 $949,024,286  6,345  100.00     $149,570    7.407   357.62  591   80.7
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
                                                  Grade
--------------------------------------------------------------------------------------------------------
                                      CURRENT  # OF     % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                           BALANCE  LOAN    TOTAL     BALANCE      WAC    TERM   FICO    LTV
--------------------------------------------------------------------------------------------------------
A                                $732,479,218  4,953   77.18     $147,886    7.327   358.03  596   81.7




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                      2-6


[Object Omitted] COUNTRYWIDE[R]                                                                         Computational Materials For
---------------------------------------
SECURITIES CORPORATION                                                        Countrywide Asset-Backed Certificates, Series 2005-04
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------

                                                 Group2

                                        ARM         $949,024,286

                                             Detailed Report




-----------------------------------------------------------------------------------------------------------------------------------
                                                               Grade
-----------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT  # OF     % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                           BALANCE  LOAN    TOTAL     BALANCE      WAC    TERM   FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
A-                                $62,623,982    409    6.60     $153,115    7.692    355.28 580   80.7
B                                 $87,419,512    553    9.21     $158,082    7.655    356.94 566   76.9
C                                 $48,974,491    309    5.16     $158,493    7.690    356.48 568   73.8
C-                                $13,628,279     93    1.44     $146,541    7.742    354.97 579   74.4
D                                  $3,898,804     28    0.41     $139,243    7.672    357.63 576   77.1
-----------------------------------------------------------------------------------------------------------------------------------
                                 $949,024,286  6,345  100.00     $149,570    7.407    357.62 591   80.7
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                          Collateral Grouped by Prepayment Penalty Months
-----------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT  # OF      % OF      AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                           BALANCE  LOAN     TOTAL      BALANCE      WAC    TERM   FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
0                                $277,584,835  1,906     29.25     $145,637    7.745   357.50  587   80.7
6                                  $1,146,090     12      0.12      $95,507    7.081   354.81  582   84.7
12                                $52,628,802    328      5.55     $160,454    7.454   358.23  591   80.9
13                                   $250,887      1      0.03     $250,887    6.500   357.00  606   79.9
24                               $218,327,980  1,370     23.01     $159,363    7.178   357.10  590   80.2
30                                   $152,793      1      0.02     $152,793    7.990   359.00  603   80.5
36                               $398,932,899  2,727     42.04     $146,290    7.293   357.92  593   80.9
-----------------------------------------------------------------------------------------------------------------------------------
                                 $949,024,286  6,345    100.00     $149,570    7.407   357.62  591   80.7
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                      Range of Months to Roll                    (Excludes  0 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                            WA        CURRENT  # OF     % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                 MTR       BALANCE  LOAN    TOTAL     BALANCE      WAC    TERM   FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
0 - 6                        4    $17,902,385    220    1.89      $81,374    8.780    322.36 571   80.4
13 - 18                     17    $12,378,349     82    1.30     $150,955    7.115    352.76 583   79.9
19 - 24                     22   $198,161,045  1,188   20.88     $166,802    7.211    358.17 592   80.4
25 - 31                     30    $13,506,729     95    1.42     $142,176    6.882    354.19 589   79.7
32 - 37                     35   $706,736,872  4,758   74.47     $148,537    7.443    358.51 591   80.8
>= 38                       56       $338,906      2    0.04     $169,453    6.980    356.11 553   71.0
-----------------------------------------------------------------------------------------------------------------------------------
                                 $949,024,286  6,345  100.00     $149,570    7.407    357.62 591   80.7
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                          Range of Margin                        (Excludes  0 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT  # OF     % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                           BALANCE  LOAN    TOTAL     BALANCE      WAC    TERM   FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
2.001 - 3.000                        $466,417      2    0.05     $233,209    7.113   358.00  571   80.0
3.001 - 4.000                      $7,745,532     39    0.82     $198,603    6.524   358.43  578   75.4
4.001 - 5.000                     $23,045,081    125    2.43     $184,361    6.438   358.04  590   71.8
5.001 - 6.000                    $175,414,851  1,080   18.48     $162,421    6.838   357.31  593   76.4
6.001 - 7.000                    $319,830,089  2,032   33.70     $157,397    7.032   357.18  597   79.9




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                      2-7


[Object Omitted] COUNTRYWIDE[R]                                                                         Computational Materials For
---------------------------------------
SECURITIES CORPORATION                                                        Countrywide Asset-Backed Certificates, Series 2005-04
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------

                                                 Group2

                                        ARM         $949,024,286

                                             Detailed Report




-----------------------------------------------------------------------------------------------------------------------------------
                                                          Range of Margin                         (Excludes 0 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT    # OF     % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                         BALANCE    LOAN    TOTAL     BALANCE      WAC    TERM   FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
7.001 - 8.000                    $279,275,938  1,975   29.43     $141,406    7.681   357.96  591   82.8
8.001 - 9.000                    $106,561,607    781   11.23     $136,443    8.345   358.22  578   84.6
9.001 - 10.000                    $33,540,139    280    3.53     $119,786    9.314   358.28  563   86.5
10.001 - 11.000                    $2,707,478     25    0.29     $108,299    9.964   358.22  562   90.2
11.001 - 12.000                      $437,155      6    0.05      $72,859   11.594   354.92  588   95.6
-----------------------------------------------------------------------------------------------------------------------------------
6.977                            $949,024,286  6,345  100.00     $149,570    7.407   357.62  591   80.7
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                      Range of Maximum Rates                     (Excludes  0 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT    # OF     % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                         BALANCE    LOAN    TOTAL     BALANCE      WAC    TERM   FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
8.001 - 9.000                        $220,548      1    0.02     $220,548    8.800   358.00  517   80.0
9.001 - 10.000                       $160,205      2    0.02      $80,102    8.524   326.16  628   85.2
10.001 - 10.500                      $249,652      1    0.03     $249,652    4.200   359.00  816   26.9
10.501 - 11.000                      $819,735      5    0.09     $163,947    5.234   356.67  627   71.8
11.001 - 11.500                    $2,256,111     11    0.24     $205,101    5.472   357.27  626   79.8
11.501 - 12.000                   $14,109,604     74    1.49     $190,670    5.848   357.08  611   77.9
12.001 - 12.500                   $31,643,479    181    3.33     $174,826    6.218   357.21  618   78.7
12.501 - 13.000                   $99,833,347    556   10.52     $179,556    6.319   357.81  603   76.8
13.001 - 13.500                  $138,523,195    800   14.60     $173,154    6.600   358.19  600   78.0
13.501 - 14.000                  $198,950,084  1,227   20.96     $162,144    7.003   358.35  594   79.2
14.001 - 14.500                  $143,680,584    940   15.14     $152,852    7.436   358.38  591   81.0
14.501 - 15.000                  $133,428,786    982   14.06     $135,875    7.916   358.41  587   83.1
15.001 - 15.500                   $69,814,816    536    7.36     $130,252    8.412   358.16  577   84.4
15.501 - 16.000                   $58,587,014    467    6.17     $125,454    8.904   357.71  566   85.3
16.001 - 16.500                   $25,176,131    218    2.65     $115,487    9.367   353.55  568   86.0
16.501 - 17.000                   $18,749,533    186    1.98     $100,804    9.773   351.98  564   85.4
17.001 - 17.500                    $6,834,568     66    0.72     $103,554   10.337   344.56  559   86.6
17.501 - 18.000                    $3,007,800     40    0.32      $75,195   10.769   331.72  572   85.9
18.001 - 18.500                    $1,739,371     24    0.18      $72,474   11.295   335.00  570   87.2
18.501 - 19.000                      $473,464     12    0.05      $39,455   11.781   317.16  561   82.8
19.001 - 19.500                      $256,606      6    0.03      $42,768   12.624   301.36  549   78.5
> 19.500                             $509,654     10    0.05      $50,965   13.539   315.07  523   71.5
-----------------------------------------------------------------------------------------------------------------------------------
14.183                           $949,024,286  6,345  100.00     $149,570    7.407   357.62  591   80.7
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                      Initial Periodic Rate Cap                   (Excludes 0 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT   # OF    % OF     AVERAGE      GROSS   REMG.        ORIG
DESCRIPTION                           BALANCE   LOAN   TOTAL     BALANCE       WAC    TERM   FICO  LTV
-----------------------------------------------------------------------------------------------------------------------------------
0.750                                $392,437      3    0.04     $130,812     7.399   358.00 599   83.3
1.000                             $13,144,196     72    1.39     $182,558     7.194   358.48 562   80.5




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                      2-8


[Object Omitted] COUNTRYWIDE[R]                                                                         Computational Materials For
---------------------------------------
SECURITIES CORPORATION                                                        Countrywide Asset-Backed Certificates, Series 2005-04
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------

                                                 Group2

                                        ARM         $949,024,286

                                             Detailed Report




-----------------------------------------------------------------------------------------------------------------------------------
                                                     Initial Periodic Rate Cap                    (Excludes 0 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT  # OF     % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                           BALANCE  LOAN    TOTAL     BALANCE      WAC    TERM   FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
1.500                            $695,558,624  4,687   73.29    $148,402     7.421   357.95  591   80.5
1.550                                $311,393      1    0.03    $311,393     8.200   357.00  519   75.0
2.000                              $7,101,626     41    0.75    $173,210     7.434   356.79  592   79.7
3.000                            $232,006,835  1,538   24.45    $150,850     7.376   356.62  592   81.1
3.050                                $126,768      1    0.01    $126,768     8.500   357.00  635   97.7
6.000                                $382,408      2    0.04    $191,204     8.060   358.00  555   79.0
-----------------------------------------------------------------------------------------------------------------------------------
                                 $949,024,286  6,345  100.00    $149,570     7.407   357.62  591   80.7
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                    Subsequent Periodic Rate Cap                  (Excludes 0 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT  # OF     % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                           BALANCE  LOAN    TOTAL     BALANCE      WAC    TERM   FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
0.750                                $392,437      3    0.04     $130,812    7.399   358.00  599   83.3
1.000                            $234,447,597  1,530   24.70     $153,234    7.389   356.76  589   81.2
1.500                            $713,412,383  4,808   75.17     $148,380    7.413   357.91  591   80.5
2.000                                $496,874      2    0.05     $248,437    7.423   358.36  583   81.0
3.000                                $274,996      2    0.03     $137,498    7.618   357.00  579   76.2
-----------------------------------------------------------------------------------------------------------------------------------
                                 $949,024,286  6,345  100.00     $149,570    7.407   357.62  591   80.7
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                    Range of Lifetime Rate Floor                  (Excludes 0 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT  # OF     % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                           BALANCE  LOAN    TOTAL     BALANCE      WAC    TERM   FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
2.001 - 3.000                        $220,548      1    0.02     $220,548    8.800   358.00  517   80.0
3.001 - 4.000                        $160,837      2    0.02      $80,419    5.322   358.00  650   76.2
4.001 - 5.000                      $2,679,592     13    0.28     $206,122    5.035   358.07  625   72.2
5.001 - 6.000                     $73,562,419    375    7.75     $196,166    5.856   358.15  607   75.0
6.001 - 7.000                    $343,322,520  2,030   36.18     $169,124    6.658   358.22  602   78.4
7.001 - 8.000                    $313,866,158  2,152   33.07     $145,849    7.562   358.25  589   81.6
8.001 - 9.000                    $145,468,428  1,098   15.33     $132,485    8.542   358.07  573   84.8
9.001 - 10.000                    $55,298,813    502    5.83     $110,157    9.505   353.77  562   85.4
> 10.000                          $14,444,972    172    1.52      $83,982   10.735   337.20  562   85.7
-----------------------------------------------------------------------------------------------------------------------------------
                                 $949,024,286  6,345  100.00     $149,570    7.407   357.62  591   80.7
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                   Next Interest Adjustment Date                  (Excludes 0 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT  # OF     % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                           BALANCE  LOAN    TOTAL     BALANCE      WAC    TERM   FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
07/05                              $1,725,385     30    0.18      $57,513   10.126   294.19  584   81.1
08/05                              $1,418,648     26    0.15      $54,563   10.591   293.44  585   81.7
09/05                              $1,463,045     24    0.15      $60,960   10.115   296.65  585   81.5




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                      2-9


[Object Omitted] COUNTRYWIDE[R]                                                                         Computational Materials For
---------------------------------------
SECURITIES CORPORATION                                                        Countrywide Asset-Backed Certificates, Series 2005-04
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------

                                                 Group2

                                        ARM         $949,024,286

                                             Detailed Report




-----------------------------------------------------------------------------------------------------------------------------------
                                                   Next Interest Adjustment Date                  (Excludes 0 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT  # OF     % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                           BALANCE  LOAN    TOTAL     BALANCE      WAC    TERM   FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
10/05                              $4,358,570     47    0.46      $92,736    8.223   331.87  580   82.2
11/05                              $6,585,583     52    0.69     $126,646    7.550   344.25  552   78.6
12/05                              $2,351,154     41    0.25      $57,345   10.348   297.56  579   80.4
09/06                              $1,168,348      8    0.12     $146,043    7.830   349.46  571   77.5
10/06                              $3,321,943     21    0.35     $158,188    7.046   352.00  577   81.0
11/06                              $3,427,526     24    0.36     $142,814    7.099   353.00  590   80.8
12/06                              $4,460,533     29    0.47     $153,811    6.992   354.00  586   79.1
01/07                              $8,396,920     48    0.88     $174,936    6.950   355.00  582   79.7
02/07                              $5,668,442     37    0.60     $153,201    7.463   356.00  576   82.8
03/07                             $22,824,467    159    2.41     $143,550    7.370   357.05  596   81.1
04/07                             $70,734,846    425    7.45     $166,435    7.283   358.01  590   80.2
05/07                             $88,890,350    509    9.37     $174,637    7.127   359.00  594   80.4
06/07                              $1,646,020     10    0.17     $164,602    6.827   360.00  619   73.8
10/07                              $1,088,772      8    0.11     $136,096    6.812   352.00  599   81.2
11/07                              $2,477,405     18    0.26     $137,634    6.947   353.00  576   77.1
12/07                              $2,664,919     20    0.28     $133,246    6.804   354.00  590   81.7
01/08                              $7,403,149     50    0.78     $148,063    6.902   355.02  591   79.7
02/08                              $6,776,622     45    0.71     $150,592    7.397   356.03  594   77.6
03/08                             $27,847,292    194    2.93     $143,543    7.479   357.04  596   82.8
04/08                            $277,206,056  1,814   29.21     $152,815    7.450   358.01  590   80.5
05/08                            $390,445,797  2,668   41.14     $146,344    7.434   359.00  591   80.9
06/08                              $4,333,590     36    0.46     $120,378    7.623   360.00  612   83.8
01/10                                $151,383      1    0.02     $151,383    7.110   355.00  514   80.0
03/10                                $187,523      1    0.02     $187,523    6.875   357.00  585   63.7
-----------------------------------------------------------------------------------------------------------------------------------
                                 $949,024,286  6,345  100.00     $149,570    7.407   357.62  591   80.7
-----------------------------------------------------------------------------------------------------------------------------------







------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                      2-10

[Object Omitted] COUNTRYWIDE[R]                                                                         Computational Materials For
---------------------------------------
SECURITIES CORPORATION                                                        Countrywide Asset-Backed Certificates, Series 2005-04
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


                                                              Group3

                                                         ARM $524,993,420

                                                          Detailed Report
Summary of Loans in Statistical Calculation Pool                                                           Range
(As of Calculation Date)                                                                                   -----

Total Number of Loans                                                                1,907
Total Outstanding Balance                                                     $524,993,420
Average Loan Balance                                                              $275,298             $7,354 to $998,720
WA Mortgage Rate                                                                    7.155%             4.600% to 13.125%
Net WAC                                                                             6.646%             4.091% to 12.616%
ARM Characteristics
              WA Gross Margin                                                       6.841%             2.250% to 10.850%
              WA Months to First Roll                                                   31                  1 to 36
              WA First Periodic Cap                                                 1.739%             0.750% to 3.000%
              WA Subsequent Periodic Cap                                            1.424%             0.750% to 3.000%
              WA Lifetime Cap                                                      14.009%            10.600% to 20.125%
              WA Lifetime Floor                                                     7.152%             4.600% to 13.125%
WA Original Term (months)                                                              360                360 to 360
WA Remaining Term (months)                                                             358                277 to 360
WA LTV                                                                              82.28%             36.47% to 100.00%
  Percentage of Pool with CLTV > 100%                                                0.00%
WA FICO                                                                                614

Secured by (% of pool)       1st Liens                                             100.00%
                             2nd Liens                                               0.00%
Prepayment Penalty at Loan Orig (% of all loans)                                    72.94%



------------------ ----------------- ------------------ ---------------- ----------------- ---------------- ----------------
 Top 5 States:       Top 5 Prop:        Doc Types:       Purpose Codes      Occ Codes          Grades         Orig PP Term
 --------------      ------------       -----------      --------------     ----------         -------        ------------
CA         39.28%  SFR       68.90%   FULL      58.68%  PUR      70.90%   OO       99.29%   A        86.28%  0        27.06%
FL          7.90%  PUD       20.47%   STATED    41.28%  RCO      27.59%   INV       0.39%   A-        5.10%  6         0.06%
NV          4.42%  CND        6.04%   SIMPLE     0.04%  RNC       1.51%   2H        0.32%   B         5.44%  12        8.08%
NY          4.24%  2 FAM      3.38%                                                         C         1.83%  13        0.09%
NJ          4.06%  MNF        0.71%                                                         C-        0.88%  24       25.96%
                                                                                            D         0.47%  30        0.07%
                                                                                                             36       36.89%
                                                                                                             42        0.05%
                                                                                                             48        0.05%
                                                                                                             60        1.69%

------------------ ----------------- ------------------ ---------------- ----------------- ---------------- ----------------



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                     3-1

[Object Omitted] COUNTRYWIDE[R]                                                                         Computational Materials For
---------------------------------------
SECURITIES CORPORATION                                                        Countrywide Asset-Backed Certificates, Series 2005-04
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------



                                                              Group3
                                                         ARM $524,993,420
                                                          Detailed Report

-----------------------------------------------------------------------------------------------------------------------------------
                                                              Program
-----------------------------------------------------------------------------------------------------------------------------------
                             CURRENT   # OF    % OF      AVERAGE    GROSS   REMG.          ORIG
DESCRIPTION                  BALANCE   LOAN    TOTAL     BALANCE     WAC     TERM   FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
30Y LIB6M                  $4,028,445     11     0.77    $366,222    6.302  358.69   581    85.5
2/28 LIB6M                $85,306,423    381    16.25    $223,901    7.108  354.07   623    81.5
2/28 LIB6M - IO           $51,864,440    176     9.88    $294,684    6.710  358.44   609    83.2
3/27 LIB6M               $239,889,172    887    45.69    $270,450    7.359  358.50   617    82.3
3/27 LIB6M - IO          $143,904,940    452    27.41    $318,374    7.027  358.48   606    82.3
-----------------------------------------------------------------------------------------------------------------------------------
                         $524,993,420  1,907   100.00    $275,298    7.155  357.77   614    82.3
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                           Original Term
-----------------------------------------------------------------------------------------------------------------------------------
                             CURRENT   # OF    % OF      AVERAGE    GROSS   REMG.          ORIG
DESCRIPTION                  BALANCE   LOAN    TOTAL     BALANCE     WAC     TERM   FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
ARM 360                  $524,993,420  1,907   100.00    $275,298    7.155  357.77   614    82.3
-----------------------------------------------------------------------------------------------------------------------------------
                         $524,993,420  1,907   100.00    $275,298    7.155  357.77   614    82.3
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                     Range of Current Balance
-----------------------------------------------------------------------------------------------------------------------------------
                             CURRENT   # OF    % OF      AVERAGE    GROSS   REMG.          ORIG
DESCRIPTION                  BALANCE   LOAN    TOTAL     BALANCE     WAC     TERM   FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
$0.01 - $25,000.00             $7,354      1     0.00      $7,354    9.500  298.00   524    56.0
$25,000.01  -  $50,000.00    $741,653     19     0.14     $39,034   10.039  303.15   586    74.0
$50,000.01  -  $75,000.00  $2,530,492     41     0.48     $61,719    9.599  305.44   591    80.0
$75,000.01  - $100,000.00  $1,812,985     21     0.35     $86,333    8.780  319.41   590    79.0
$100,000.01 - $150,000.00  $2,815,001     23     0.54    $122,391    7.617  339.27   597    81.4
$150,000.01 - $200,000.00 $95,078,299    538    18.11    $176,725    7.387  357.94   615    84.3
$200,000.01 - $250,000.00 $76,184,615    341    14.51    $223,415    7.303  358.40   618    84.2
$250,000.01 - $300,000.00 $66,826,250    244    12.73    $273,878    7.203  358.48   624    83.5
$300,000.01 - $350,000.00 $44,556,923    138     8.49    $322,876    6.954  358.41   623    82.1
$350,000.01 - $400,000.00 $88,528,622    235    16.86    $376,718    6.900  358.32   611    80.7
$400,000.01 - $450,000.00 $62,685,169    147    11.94    $426,430    7.031  358.44   605    81.7
$450,000.01 - $500,000.00 $47,229,924     99     9.00    $477,070    7.090  358.47   605    80.1
$500,000.01 - $550,000.00 $14,033,940     27     2.67    $519,776    7.080  358.59   603    80.5
$550,000.01 - $600,000.00  $7,533,413     13     1.43    $579,493    6.680  358.47   618    79.2
$600,000.01 - $650,000.00  $4,394,893      7     0.84    $627,842    6.996  358.71   632    85.7
$650,000.01 - $700,000.00  $2,033,000      3     0.39    $677,667    7.125  359.00   613    80.6
$700,000.01 - $750,000.00  $2,882,766      4     0.55    $720,692    6.741  358.25   601    76.0
$750,000.01 - $800,000.00  $2,311,099      3     0.44    $770,366    6.226  358.67   636    73.8
$850,000.01 - $900,000.00    $865,000      1     0.16    $865,000    7.375  359.00   617    69.2
> $900,000.00              $1,942,020      2     0.37    $971,010    8.068  358.49   627    65.7
-----------------------------------------------------------------------------------------------------------------------------------
                         $524,993,420  1,907   100.00    $275,298    7.155  357.77   614    82.3
-----------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                     3-2

[Object Omitted] COUNTRYWIDE[R]                                                                         Computational Materials For
---------------------------------------
SECURITIES CORPORATION                                                        Countrywide Asset-Backed Certificates, Series 2005-04
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


                                                              Group3
                                                         ARM $524,993,420
                                                          Detailed Report

-----------------------------------------------------------------------------------------------------------------------------------
                                                               State
-----------------------------------------------------------------------------------------------------------------------------------
                             CURRENT   # OF    % OF      AVERAGE    GROSS   REMG.          ORIG
DESCRIPTION                  BALANCE   LOAN    TOTAL     BALANCE     WAC     TERM   FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
Alabama                    $2,253,832     11     0.43    $204,894    8.092  358.47   597    92.2
Alaska                       $355,000      2     0.07    $177,500    8.210  359.00   590   100.0
Arizona                   $11,239,475     54     2.14    $208,138    7.270  358.07   608    83.9
Arkansas                     $591,870      4     0.11    $147,967    7.930  358.73   586    94.3
California               $206,207,489    595    39.28    $346,567    6.722  358.47   618    80.6
Colorado                   $9,704,833     46     1.85    $210,975    7.249  356.99   605    80.4
Connecticut                $4,650,979     20     0.89    $232,549    6.832  358.40   634    80.2
Delaware                   $1,141,272      4     0.22    $285,318    6.792  355.95   624    81.4
District of
  Columbia                 $1,946,571      5     0.37    $389,314    7.826  357.69   583    76.8
Florida                   $41,487,672    185     7.90    $224,258    7.531  358.10   609    85.5
Georgia                   $16,271,322     61     3.10    $266,743    8.092  358.01   605    88.1
Hawaii                     $5,410,872     14     1.03    $386,491    6.877  358.47   629    83.1
Idaho                      $2,036,842     11     0.39    $185,167    7.322  355.59   604    83.3
Illinois                  $17,155,965     64     3.27    $268,062    7.600  358.43   611    80.0
Indiana                    $1,535,682      5     0.29    $307,136    7.436  358.88   609    77.8
Kansas                     $1,433,559      8     0.27    $179,195    8.651  358.87   582    98.7
Kentucky                   $1,930,044     10     0.37    $193,004    7.945  347.79   584    86.9
Louisiana                    $707,910      6     0.13    $117,985    7.768  346.46   603    81.5
Maine                        $155,920      1     0.03    $155,920    6.850  359.00   627    80.0
Maryland                  $13,556,300     43     2.58    $315,263    7.249  357.96   598    79.5
Massachusetts              $8,007,662     26     1.53    $307,987    7.200  358.40   627    77.6
Michigan                   $5,481,101     21     1.04    $261,005    7.811  358.26   595    87.3
Minnesota                 $11,504,545     50     2.19    $230,091    7.404  358.45   624    84.2
Mississippi                  $742,527      5     0.14    $148,505    7.152  353.87   626    83.8
Missouri                   $3,540,968     21     0.67    $168,618    8.581  350.96   614    87.7
Montana                    $1,100,276      5     0.21    $220,055    7.488  358.64   608    80.9
Nebraska                     $405,298      3     0.08    $135,099    8.627  345.67   601    91.4
Nevada                    $23,220,367     89     4.42    $260,903    7.005  358.03   627    81.8
New Hampshire              $4,116,507     17     0.78    $242,147    7.279  358.58   605    84.5
New Jersey                $21,300,679     75     4.06    $284,009    7.723  358.66   601    83.6
New Mexico                   $663,962      3     0.13    $221,321    8.786  358.73   582    89.0
New York                  $22,239,284     65     4.24    $342,143    7.346  358.58   632    81.4
North Carolina             $6,480,256     36     1.23    $180,007    7.668  350.44   611    84.2
Ohio                       $5,826,073     40     1.11    $145,652    7.762  339.87   605    84.4
Oklahoma                     $858,120      5     0.16    $171,624    8.343  351.72   583    81.1
Oregon                     $7,161,358     33     1.36    $217,011    7.061  358.65   616    84.0
Pennsylvania               $3,660,161     14     0.70    $261,440    7.507  358.27   600    86.7
Rhode Island               $1,191,113      6     0.23    $198,519    7.552  356.58   683    80.0
South Carolina             $2,861,568     15     0.55    $190,771    7.483  352.16   612    84.0
Tennessee                  $5,882,494     31     1.12    $189,758    7.884  351.50   604    88.0
Texas                     $11,975,128     53     2.28    $225,946    7.314  358.48   615    84.0
Utah                       $5,150,855     21     0.98    $245,279    7.128  357.93   604    84.3
Virginia                  $15,814,447     58     3.01    $272,663    6.990  358.08   607    80.0
Washington                $13,602,995     56     2.59    $242,911    7.089  358.01   600    83.5
West Virginia                $821,488      3     0.16    $273,829    7.321  358.71   595    83.4



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                     3-3

[Object Omitted] COUNTRYWIDE[R]                                                                         Computational Materials For
---------------------------------------
SECURITIES CORPORATION                                                        Countrywide Asset-Backed Certificates, Series 2005-04
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


                                                              Group3
                                                         ARM $524,993,420
                                                          Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                               State
-----------------------------------------------------------------------------------------------------------------------------------
                             CURRENT   # OF    % OF      AVERAGE    GROSS   REMG.          ORIG
DESCRIPTION                  BALANCE   LOAN    TOTAL     BALANCE     WAC     TERM   FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
Wisconsin                  $1,610,780      7     0.31    $230,111    8.118  358.76   588    86.5
-----------------------------------------------------------------------------------------------------------------------------------
                         $524,993,420  1,907   100.00    $275,298    7.155  357.77   614    82.3
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                       Loan-to-Value Ratios
-----------------------------------------------------------------------------------------------------------------------------------
                             CURRENT   # OF    % OF      AVERAGE    GROSS   REMG.          ORIG
DESCRIPTION                  BALANCE   LOAN    TOTAL     BALANCE     WAC     TERM   FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
<= 50.00                     $948,461      3     0.18    $316,154    6.013  355.62   571    40.0
55.01 - 60.00              $4,058,007     12     0.77    $338,167    6.903  356.07   601    57.6
60.01 - 65.00              $6,797,100     22     1.29    $308,959    6.913  356.46   605    63.6
65.01 - 70.00             $20,603,078     61     3.92    $337,755    6.883  357.41   590    68.7
70.01 - 75.00             $32,641,632    108     6.22    $302,237    7.046  356.52   590    74.0
75.01 - 80.00            $283,664,695  1,060    54.03    $267,608    6.889  357.99   629    79.8
80.01 - 85.00             $36,768,656    121     7.00    $303,873    7.243  356.99   588    84.4
85.01 - 90.00             $87,829,698    298    16.73    $294,731    7.537  357.77   599    89.6
90.01 - 95.00             $23,398,433     93     4.46    $251,596    8.312  358.03   592    94.8
95.01 - 100.00            $28,283,660    129     5.39    $219,253    8.020  358.64   606   100.0
-----------------------------------------------------------------------------------------------------------------------------------
                         $524,993,420  1,907   100.00    $275,298    7.155  357.77   614    82.3
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                   Range of Current Gross Coupon
-----------------------------------------------------------------------------------------------------------------------------------
                             CURRENT   # OF    % OF      AVERAGE    GROSS   REMG.          ORIG
DESCRIPTION                  BALANCE   LOAN    TOTAL     BALANCE     WAC     TERM   FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000              $2,187,355      7     0.42    $312,479    4.884  357.23   646    78.3
5.001 - 5.500              $9,973,719     33     1.90    $302,234    5.336  358.27   640    76.9
5.501 - 6.000             $48,050,753    147     9.15    $326,876    5.877  358.26   630    78.6
6.001 - 6.500             $92,592,441    314    17.64    $294,880    6.341  358.41   621    80.3
6.501 - 7.000            $128,055,212    443    24.39    $289,064    6.815  358.38   620    80.4
7.001 - 7.500             $82,825,313    291    15.78    $284,623    7.298  358.37   614    82.7
7.501 - 8.000             $78,179,666    280    14.89    $279,213    7.807  358.42   604    85.1
8.001 - 8.500             $37,260,757    152     7.10    $245,137    8.311  357.77   601    85.8
8.501 - 9.000             $23,115,612    104     4.40    $222,266    8.788  356.23   590    88.4
9.001 - 9.500              $9,290,754     49     1.77    $189,607    9.311  353.18   590    88.0
9.501 - 10.000             $7,634,681     43     1.45    $177,551    9.758  349.59   572    88.7
10.001 - 10.500            $3,534,404     29     0.67    $121,876   10.282  331.28   584    88.8
10.501 - 11.000            $1,830,729      9     0.35    $203,414   10.700  352.63   566    91.6
11.001 - 11.500              $224,635      4     0.04     $56,159   11.156  296.00   596    77.5
12.501 - 13.000              $192,358      1     0.04    $192,358   13.000  315.00   517    75.0
13.001 - 13.500               $45,033      1     0.01     $45,033   13.125  313.00   512    57.1
-----------------------------------------------------------------------------------------------------------------------------------
                         $524,993,420  1,907   100.00    $275,298    7.155  357.77   614    82.3
-----------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                     3-4

[Object Omitted] COUNTRYWIDE[R]                                                                         Computational Materials For
---------------------------------------
SECURITIES CORPORATION                                                        Countrywide Asset-Backed Certificates, Series 2005-04
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


                                                              Group3
                                                         ARM $524,993,420
                                                          Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                           Property Type
-----------------------------------------------------------------------------------------------------------------------------------
                             CURRENT   # OF    % OF      AVERAGE    GROSS   REMG.          ORIG
DESCRIPTION                  BALANCE   LOAN    TOTAL     BALANCE     WAC     TERM   FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
SFR                      $361,722,604  1,273    68.90    $284,150    7.099  357.95   613    82.2
PUD                      $107,443,315    384    20.47    $279,800    7.177  358.14   609    82.6
CND                       $31,718,969    126     6.04    $251,738    7.184  358.19   623    83.6
2 FAM                     $17,734,080     67     3.38    $264,688    7.664  358.45   643    81.2
MNF                        $3,708,040     48     0.71     $77,251    9.020  322.10   599    74.0
CNDP                       $2,468,542      8     0.47    $308,568    7.482  357.39   593    85.2
3 FAM                        $197,870      1     0.04    $197,870    8.125  359.00   590    90.0
-----------------------------------------------------------------------------------------------------------------------------------
                         $524,993,420  1,907   100.00    $275,298    7.155  357.77   614    82.3
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                              Purpose
-----------------------------------------------------------------------------------------------------------------------------------
                             CURRENT   # OF    % OF      AVERAGE    GROSS   REMG.          ORIG
DESCRIPTION                  BALANCE   LOAN    TOTAL     BALANCE     WAC     TERM   FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
PUR                      $372,233,957  1,472    70.90    $252,876    7.235  358.19   620    83.6
RCO                      $144,824,662    404    27.59    $358,477    6.954  356.99   598    79.1
RNC                        $7,934,801     31     1.51    $255,961    7.054  352.08   600    79.0
-----------------------------------------------------------------------------------------------------------------------------------
                         $524,993,420  1,907   100.00    $275,298    7.155  357.77   614    82.3
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                             Occupancy
-----------------------------------------------------------------------------------------------------------------------------------
                             CURRENT   # OF    % OF      AVERAGE    GROSS   REMG.          ORIG
DESCRIPTION                  BALANCE   LOAN    TOTAL     BALANCE     WAC     TERM   FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
OO                       $521,269,435  1,898    99.29    $274,641    7.154  357.77   614    82.3
INV                        $2,046,433      5     0.39    $409,287    7.626  357.62   632    75.0
2H                         $1,677,551      4     0.32    $419,388    6.875  357.76   599    69.2
-----------------------------------------------------------------------------------------------------------------------------------
                         $524,993,420  1,907   100.00    $275,298    7.155  357.77   614    82.3
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                          Range of Months Remaining to Scheduled Maturity
-----------------------------------------------------------------------------------------------------------------------------------
                             CURRENT   # OF    % OF      AVERAGE    GROSS   REMG.          ORIG
DESCRIPTION                  BALANCE   LOAN    TOTAL     BALANCE     WAC     TERM   FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
181 - 300                  $5,158,912     74     0.98     $69,715    9.674  295.59   595    79.3
301 - 360                $519,834,508  1,833    99.02    $283,598    7.130  358.38   614    82.3
-----------------------------------------------------------------------------------------------------------------------------------
                         $524,993,420  1,907   100.00    $275,298    7.155  357.77   614    82.3
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                Collateral Grouped by Document Type
-----------------------------------------------------------------------------------------------------------------------------------
                             CURRENT   # OF    % OF      AVERAGE    GROSS   REMG.          ORIG
DESCRIPTION                  BALANCE   LOAN    TOTAL     BALANCE     WAC     TERM   FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
FULL                     $308,064,887  1,136    58.68    $271,184    7.052  357.55   598    83.1




-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                     3-5

[Object Omitted] COUNTRYWIDE[R]                                                                         Computational Materials For
---------------------------------------
SECURITIES CORPORATION                                                        Countrywide Asset-Backed Certificates, Series 2005-04
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


                                                              Group3
                                                         ARM $524,993,420
                                                          Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                Collateral Grouped by Document Type
-----------------------------------------------------------------------------------------------------------------------------------
                             CURRENT   # OF    % OF      AVERAGE    GROSS   REMG.          ORIG
DESCRIPTION                  BALANCE   LOAN    TOTAL     BALANCE     WAC     TERM   FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
STATED INCOME            $216,735,476    770    41.28    $281,475    7.298  358.13   636    81.1
SIMPLE                       $193,057      1     0.04    $193,057   10.375  300.00   625    85.0
-----------------------------------------------------------------------------------------------------------------------------------
                         $524,993,420  1,907   100.00    $275,298    7.155  357.77   614    82.3
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                     Collateral Grouped by FICO
-----------------------------------------------------------------------------------------------------------------------------------
                             CURRENT   # OF    % OF      AVERAGE    GROSS   REMG.          ORIG
DESCRIPTION                  BALANCE   LOAN    TOTAL     BALANCE     WAC     TERM   FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
781 - 800                    $265,333      1     0.05    $265,333    5.950  359.00   787    80.0
761 - 780                  $2,879,928     10     0.55    $287,993    6.685  358.38   769    80.0
741 - 760                  $4,339,726     16     0.83    $271,233    6.483  358.49   748    80.0
721 - 740                  $8,075,311     30     1.54    $269,177    6.837  357.87   729    78.6
701 - 720                 $10,579,585     37     2.02    $285,935    6.633  357.71   709    79.7
681 - 700                 $21,374,496     79     4.07    $270,563    6.744  358.51   689    79.9
661 - 680                 $25,076,734     97     4.78    $258,523    6.798  358.04   671    80.0
641 - 660                 $43,780,265    165     8.34    $265,335    7.035  357.72   651    79.5
621 - 640                 $92,375,743    319    17.60    $289,579    6.905  357.98   631    83.1
601 - 620                $110,145,254    391    20.98    $281,701    7.143  358.00   611    83.8
581 - 600                 $88,583,421    326    16.87    $271,728    7.229  357.61   591    83.8
561 - 580                 $58,021,182    219    11.05    $264,937    7.561  357.52   571    83.5
541 - 560                 $34,282,113    129     6.53    $265,753    7.702  357.19   551    81.5
521 - 540                 $19,388,301     64     3.69    $302,942    7.572  357.44   532    78.6
501 - 520                  $5,358,452     22     1.02    $243,566    7.694  355.28   514    73.5
<= 500                       $467,575      2     0.09    $233,788    7.458  351.93   499    84.0
-----------------------------------------------------------------------------------------------------------------------------------
                         $524,993,420  1,907   100.00    $275,298    7.155  357.77   614    82.3
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                               Grade
-----------------------------------------------------------------------------------------------------------------------------------
                             CURRENT   # OF    % OF      AVERAGE    GROSS   REMG.          ORIG
DESCRIPTION                  BALANCE   LOAN    TOTAL     BALANCE     WAC     TERM   FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
A                        $452,990,072  1,644    86.28    $275,541    7.141  358.10   617    82.5
A-                        $26,782,345     96     5.10    $278,983    7.305  354.49   596    82.5
B                         $28,557,153     98     5.44    $291,400    7.172  356.52   593    80.0
C                          $9,596,060     42     1.83    $228,478    7.268  355.34   595    79.5
C-                         $4,622,483     19     0.88    $243,289    7.418  356.32   603    79.4
D                          $2,445,307      8     0.47    $305,663    6.887  357.84   601    83.7
-----------------------------------------------------------------------------------------------------------------------------------
                         $524,993,420  1,907   100.00    $275,298    7.155  357.77   614    82.3
-----------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                     3-6

[Object Omitted] COUNTRYWIDE[R]                                                                         Computational Materials For
---------------------------------------
SECURITIES CORPORATION                                                        Countrywide Asset-Backed Certificates, Series 2005-04
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


                                                              Group3
                                                         ARM $524,993,420
                                                          Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                          Collateral Grouped by Prepayment Penalty Months
-----------------------------------------------------------------------------------------------------------------------------------
                             CURRENT   # OF    % OF      AVERAGE    GROSS   REMG.          ORIG
DESCRIPTION                  BALANCE   LOAN    TOTAL     BALANCE     WAC     TERM   FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
0                        $142,076,703    510    27.06    $278,582    7.703  358.01   616    82.5
6                            $324,000      1     0.06    $324,000    6.375  357.00   639    80.0
12                        $42,439,909    130     8.08    $326,461    7.139  358.44   612    80.9
13                           $446,250      1     0.09    $446,250    6.875  358.00   616    85.0
24                       $136,272,411    485    25.96    $280,974    6.869  357.84   614    82.3
30                           $389,154      2     0.07    $194,577    8.337  357.50   612   100.0
36                       $193,663,775    693    36.89    $279,457    6.940  358.37   614    82.4
42                           $257,080      2     0.05    $128,540    8.436  357.33   535    82.2
48                           $240,000      1     0.05    $240,000    5.990  355.00   616    80.0
60                         $8,884,136     82     1.69    $108,343    7.517  336.34   589    82.0
-----------------------------------------------------------------------------------------------------------------------------------
                         $524,993,420  1,907   100.00    $275,298    7.155  357.77   614    82.3
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                      Range of Months to Roll                    (Excludes  0 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                   WA        CURRENT   # OF    % OF      AVERAGE     GROSS   REMG.          ORIG
DESCRIPTION       MTR        BALANCE   LOAN    TOTAL     BALANCE      WAC     TERM  FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
0 - 6               4      $9,424,747     87     1.80    $108,330    8.317  323.04   587    81.8
13 - 18            17      $5,685,304     26     1.08    $218,666    6.526  353.06   632    80.8
19 - 24            22    $126,089,257    455    24.02    $277,119    6.854  358.38   618    82.3
25 - 31            30      $2,951,355     10     0.56    $295,135    6.186  353.77   601    81.7
32 - 37            35    $380,842,757  1,329    72.54    $286,563    7.242  358.52   613    82.3
-----------------------------------------------------------------------------------------------------------------------------------
                         $524,993,420  1,907   100.00    $275,298    7.155  357.77   614    82.3
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                            Range of Margin                      (Excludes  0 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                             CURRENT   # OF    % OF      AVERAGE     GROSS   REMG.          ORIG
DESCRIPTION                  BALANCE   LOAN    TOTAL     BALANCE      WAC     TERM  FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
2.001 - 3.000                $204,893      1     0.04    $204,893    6.800  356.00   683    80.0
3.001 - 4.000              $2,173,375      4     0.41    $543,344    6.752  358.66   616    68.3
4.001 - 5.000              $5,571,271     19     1.06    $293,225    6.113  356.73   591    71.4
5.001 - 6.000            $117,294,322    395    22.34    $296,948    6.503  357.39   615    78.6
6.001 - 7.000            $206,302,595    758    39.30    $272,167    6.844  357.38   621    81.6
7.001 - 8.000            $134,297,548    494    25.58    $271,857    7.638  358.41   611    85.3
8.001 - 9.000             $47,556,308    191     9.06    $248,986    8.325  358.49   599    86.4
9.001 - 10.000             $9,952,117     37     1.90    $268,976    9.278  358.44   580    88.2
10.001 - 11.000            $1,640,990      8     0.31    $205,124   10.530  358.63   561    91.2
-----------------------------------------------------------------------------------------------------------------------------------
6.841                    $524,993,420  1,907   100.00    $275,298    7.155  357.77   614    82.3
-----------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                     3-7

[Object Omitted] COUNTRYWIDE[R]                                                                         Computational Materials For
---------------------------------------
SECURITIES CORPORATION                                                        Countrywide Asset-Backed Certificates, Series 2005-04
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


                                                              Group3
                                                         ARM $524,993,420
                                                          Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                    Range of Maximum Rates                       (Excludes  0 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                             CURRENT   # OF    % OF      AVERAGE     GROSS   REMG.          ORIG
DESCRIPTION                  BALANCE   LOAN    TOTAL     BALANCE      WAC     TERM  FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
10.501 - 11.000            $1,045,467      3     0.20    $348,489    4.863  355.30   682    80.0
11.001 - 11.500            $2,359,130      9     0.45    $262,126    5.685  357.12   635    77.8
11.501 - 12.000            $7,014,308     27     1.34    $259,789    5.681  357.07   649    80.0
12.001 - 12.500           $22,014,258     80     4.19    $275,178    5.989  357.67   628    79.3
12.501 - 13.000           $59,677,973    194    11.37    $307,618    6.164  358.06   624    79.5
13.001 - 13.500           $93,341,237    312    17.78    $299,171    6.487  358.41   620    80.5
13.501 - 14.000          $120,950,912    412    23.04    $293,570    6.907  358.49   617    80.7
14.001 - 14.500           $74,099,208    265    14.11    $279,620    7.370  358.33   613    83.0
14.501 - 15.000           $69,691,667    252    13.27    $276,554    7.840  358.39   606    84.9
15.001 - 15.500           $32,135,985    129     6.12    $249,116    8.325  358.33   601    86.3
15.501 - 16.000           $20,999,205     95     4.00    $221,044    8.810  355.67   589    87.9
16.001 - 16.500            $8,781,999     47     1.67    $186,851    9.307  354.20   591    87.8
16.501 - 17.000            $7,157,966     40     1.36    $178,949    9.775  349.58   570    88.2
17.001 - 17.500            $3,490,475     28     0.66    $124,660   10.279  330.97   584    89.1
17.501 - 18.000            $1,771,605      8     0.34    $221,451   10.700  354.55   568    91.7
18.001 - 18.500              $224,635      4     0.04     $56,159   11.156  296.00   596    77.5
> 19.500                     $237,390      2     0.05    $118,695   13.024  314.62   516    71.6
-----------------------------------------------------------------------------------------------------------------------------------
14.009                   $524,993,420  1,907   100.00    $275,298    7.155  357.77   614    82.3
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                 Initial Periodic Rate Cap                       (Excludes  0 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                             CURRENT   # OF    % OF      AVERAGE     GROSS   REMG.          ORIG
DESCRIPTION                  BALANCE   LOAN    TOTAL     BALANCE      WAC     TERM  FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
0.750                        $200,464      1     0.04    $200,464    7.125  358.00   646    80.0
1.000                      $5,002,779     15     0.95    $333,519    6.425  358.53   597    84.4
1.500                    $433,279,356  1,557    82.53    $278,278    7.183  357.89   614    82.1
1.950                        $314,119      1     0.06    $314,119    6.550  359.00   642    80.0
2.000                      $1,419,467      5     0.27    $283,893    7.127  357.65   598    86.4
3.000                     $84,777,235    328    16.15    $258,467    7.056  357.08   616    82.9
-----------------------------------------------------------------------------------------------------------------------------------
                         $524,993,420  1,907   100.00    $275,298    7.155  357.77   614    82.3
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                 Subsequent Periodic Rate Cap                    (Excludes  0 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                             CURRENT   # OF    % OF      AVERAGE     GROSS   REMG.          ORIG
DESCRIPTION                  BALANCE   LOAN    TOTAL     BALANCE      WAC     TERM  FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
0.750                        $200,464      1     0.04    $200,464    7.125  358.00   646    80.0
1.000                     $83,205,327    322    15.85    $258,402    7.046  357.16   614    83.0
1.500                    $439,872,031  1,578    83.79    $278,753    7.174  357.89   614    82.1
1.580                        $275,850      1     0.05    $275,850    6.500  357.00   613    90.0
2.000                        $182,957      1     0.03    $182,957    9.200  358.00   555    90.0
3.000                      $1,256,790      4     0.24    $314,197    7.467  356.44   619    86.7
-----------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                     3-8

[Object Omitted] COUNTRYWIDE[R]                                                                         Computational Materials For
---------------------------------------
SECURITIES CORPORATION                                                        Countrywide Asset-Backed Certificates, Series 2005-04
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


                                                              Group3
                                                         ARM $524,993,420
                                                          Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                 Subsequent Periodic Rate Cap                    (Excludes  0 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                             CURRENT   # OF    % OF      AVERAGE     GROSS   REMG.          ORIG
DESCRIPTION                  BALANCE   LOAN    TOTAL     BALANCE      WAC     TERM  FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
                         $524,993,420  1,907   100.00    $275,298    7.155  357.77   614    82.3
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                 Range of Lifetime Rate Floor                    (Excludes  0 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                             CURRENT   # OF    % OF      AVERAGE     GROSS   REMG.          ORIG
DESCRIPTION                  BALANCE   LOAN    TOTAL     BALANCE      WAC     TERM  FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
4.001 - 5.000              $1,848,261      6     0.35    $308,043    4.871  357.09   633    78.0
5.001 - 6.000             $58,300,288    181    11.10    $322,101    5.790  358.26   632    78.4
6.001 - 7.000            $220,980,703    759    42.09    $291,147    6.616  358.39   620    80.3
7.001 - 8.000            $161,481,843    576    30.76    $280,350    7.547  358.22   609    83.8
8.001 - 9.000             $59,811,916    251    11.39    $238,294    8.495  357.46   597    86.8
9.001 - 10.000            $16,743,251     90     3.19    $186,036    9.514  352.18   582    88.4
> 10.000                   $5,827,158     44     1.11    $132,435   10.559  335.95   576    88.6
-----------------------------------------------------------------------------------------------------------------------------------
                         $524,993,420  1,907   100.00    $275,298    7.155  357.77   614    82.3
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                 Next Interest Adjustment Date                   (Excludes  0 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                             CURRENT   # OF    % OF      AVERAGE     GROSS   REMG.          ORIG
DESCRIPTION                  BALANCE   LOAN    TOTAL     BALANCE      WAC     TERM  FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
06/05                        $144,913      1     0.03    $144,913    8.875  289.00   573    90.5
07/05                      $1,060,851     16     0.20     $66,303    9.742  293.62   563    78.7
08/05                      $1,122,533     18     0.21     $62,363    9.872  295.17   591    80.6
09/05                        $927,433      8     0.18    $115,929    9.658  312.10   596    79.4
10/05                      $1,281,634     10     0.24    $128,163    7.584  339.55   568    83.3
11/05                      $3,640,408     20     0.69    $182,020    6.880  347.48   587    83.8
12/05                      $1,246,975     14     0.24     $89,070    9.591  296.94   618    78.7
09/06                        $550,162      2     0.10    $275,081    6.056  351.00   703    80.0
10/06                        $168,386      1     0.03    $168,386    6.900  352.00   649    80.0
11/06                      $3,362,218     15     0.64    $224,148    6.611  353.00   635    80.3
12/06                      $1,604,538      8     0.31    $200,567    6.469  354.00   598    82.1
01/07                      $2,410,540     13     0.46    $185,426    7.001  355.00   581    81.2
02/07                      $2,021,019     10     0.38    $202,102    6.758  356.00   620    80.0
03/07                     $10,400,351     38     1.98    $273,693    6.801  357.00   615    84.6
04/07                     $43,146,657    160     8.22    $269,667    6.857  358.01   622    82.9
05/07                     $67,465,792    232    12.85    $290,801    6.860  359.00   618    81.6
06/07                        $644,900      2     0.12    $322,450    6.776  360.00   576    89.5
10/07                        $295,088      1     0.06    $295,088    7.200  352.00   534    80.0
11/07                        $809,145      3     0.15    $269,715    6.950  353.00   569    83.8
12/07                      $1,134,961      3     0.22    $378,320    5.263  354.00   635    80.0
01/08                        $712,162      3     0.14    $237,387    6.370  355.00   612    82.7
02/08                      $4,427,114     15     0.84    $295,141    7.590  356.00   612    84.4
03/08                     $13,088,385     46     2.49    $284,530    7.074  357.02   617    82.3



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                     3-9

[Object Omitted] COUNTRYWIDE[R]                                                                         Computational Materials For
---------------------------------------
SECURITIES CORPORATION                                                        Countrywide Asset-Backed Certificates, Series 2005-04
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


                                                              Group3
                                                         ARM $524,993,420
                                                          Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                 Next Interest Adjustment Date                   (Excludes  0 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                             CURRENT   # OF    % OF      AVERAGE     GROSS   REMG.          ORIG
DESCRIPTION                  BALANCE   LOAN    TOTAL     BALANCE      WAC     TERM  FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
04/08                    $144,610,978    499    27.55    $289,802    7.230  358.00   612    81.8
05/08                    $215,803,205    758    41.11    $284,701    7.248  359.00   613    82.6
06/08                      $2,913,075     11     0.55    $264,825    7.687  360.00   612    82.6
-----------------------------------------------------------------------------------------------------------------------------------
                         $524,993,420  1,907   100.00    $275,298    7.155  357.77   614    82.3
-----------------------------------------------------------------------------------------------------------------------------------









-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                     3-10


[Object Omitted] COUNTRYWIDE[R]                                                                         Computational Materials For
---------------------------------------
SECURITIES CORPORATION                                                        Countrywide Asset-Backed Certificates, Series 2005-04
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


                                                             Aggregate

                                                        ARM $1,474,017,706

                                                          Detailed Report



Summary of Loans in Statistical Calculation Pool                                                           Range
                                                                                                           -----
(As of Calculation Date)

Total Number of Loans                                                                 8,252
Total Outstanding Balance                                                    $1,474,017,706
Average Loan Balance                                                               $178,626             $161 to $998,720
WA Mortgage Rate                                                                     7.317%           3.750% to 15.000%
Net WAC                                                                              6.808%           3.241% to 14.491%
ARM Characteristics
         WA Gross Margin                                                             6.928%           2.250% to 11.530%
         WA Months to First Roll                                                         31                1 to 57
         WA First Periodic Cap                                                       1.820%           0.750% to 6.000%
         WA Subsequent Periodic Cap                                                  1.394%           0.750% to 3.000%
         WA Lifetime Cap                                                             4.121%           8.250% to 22.000%
         WA Lifetime Floor                                                           7.308%           2.250% to 15.000%
WA Original Term (months)                                                               360              360 to 360
WA Remaining Term (months)                                                              358              277 to 360
WA LTV                                                                               81.24%           13.61% to 100.00%
  Percentage of Pool with CLTV > 100%                                                 0.00%
WA FICO                                                                                 599

Secured by (% of pool)       1st Liens                                              100.00%
                             2nd Liens                                                0.00%
Prepayment Penalty at Loan Orig (% of all loans)                                     71.53%



----------------------------------------------------------------------------------------------------------------------------
  Top 5 States:      Top 5 Prop:        Doc Types:     Purpose Codes        Occ Codes          Grades        Orig PP Term
  -------------      -----------        ----------     -------------        ---------          ------        ------------
CA         25.48%  SFR      74.32%   FULL     67.42%   RCO      55.22%   OO       98.63%  A         80.42%  0        28.47%
FL          8.40%  PUD      16.13%   STATED   32.54%   PUR      40.82%   INV       0.83%  A-         6.07%  6         0.10%
IL          4.09%  CND       5.65%   SIMPLE    0.04%   RNC       3.96%   2H        0.54%  B          7.87%  12        6.45%
TX          4.09%  2 FAM     2.84%                                                        C          3.97%  13        0.05%
GA          3.84%  3 FAM     0.37%                                                        C-         1.24%  24       24.06%
                                                                                          D          0.43%  30        0.04%
                                                                                                            36       40.20%
                                                                                                            42        0.02%
                                                                                                            48        0.02%
                                                                                                            60        0.60%


----------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


[Object Omitted] COUNTRYWIDE[R]                                                                         Computational Materials For
---------------------------------------
SECURITIES CORPORATION                                                        Countrywide Asset-Backed Certificates, Series 2005-04
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


                                                             Aggregate

                                                        ARM $1,474,017,706

                                                          Detailed Report


-----------------------------------------------------------------------------------------------------------------------------------
                                                              Program
-----------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT            # OF         % OF       AVERAGE         GROSS   REMG.                    ORIG
DESCRIPTION                        BALANCE            LOAN        TOTAL       BALANCE          WAC     TERM           FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
30Y LIB6M                      $11,485,200               50        0.78      $229,704         6.499   358.67           563     81.8
2/28 LIB6M                    $256,952,695            1,576       17.43      $163,041         7.364   354.05           599     80.6
2/28 LIB6M - IO               $100,919,405              430        6.85      $234,696         6.781   358.39           608     82.4
3/27 LIB6M                    $811,735,404            4,879       55.07      $166,373         7.477   358.43           596     81.0
3/27 LIB6M - IO               $292,586,096            1,315       19.85      $222,499         7.050   358.48           605     82.1
5/25 LIB6M                        $338,906                2        0.02      $169,453         6.980   356.11           553     71.0
-----------------------------------------------------------------------------------------------------------------------------------
                            $1,474,017,706            8,252      100.00      $178,626         7.317   357.67           599     81.2
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                           Original Term
-----------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT            # OF         % OF       AVERAGE         GROSS   REMG.                    ORIG
DESCRIPTION                        BALANCE            LOAN        TOTAL       BALANCE          WAC     TERM           FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
ARM 360                     $1,474,017,706            8,252      100.00      $178,626         7.317   357.67           599     81.2
-----------------------------------------------------------------------------------------------------------------------------------
                            $1,474,017,706            8,252      100.00      $178,626         7.317   357.67           599     81.2
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                          Range of Current Balance
-----------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT              # OF       % OF        AVERAGE        GROSS    REMG.                   ORIG
DESCRIPTION                       BALANCE              LOAN       TOTAL       BALANCE         WAC     TERM            FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
$0.01 - $25,000.00                $343,824               20        0.02       $17,191        10.232   294.64           580     73.5
$25,000.01 - $50,000.00         $3,989,674              100        0.27       $39,897        10.173   311.15           579     76.0
$50,000.01 - $75,000.00        $35,250,611              548        2.39       $64,326         8.564   348.34           591     82.0
$75,000.01 - $100,000.00       $96,907,275            1,102        6.57       $87,938         7.854   356.23           594     82.6
$100,000.01 - $150,000.00     $289,897,586            2,330       19.67      $124,420         7.576   357.72           598     82.4
$150,000.01 - $200,000.00     $264,731,826            1,520       17.96      $174,166         7.349   358.13           596     81.3
$200,000.01 - $250,000.00     $215,079,267              960       14.59      $224,041         7.180   358.27           596     80.8
$250,000.01 - $300,000.00     $192,779,759              703       13.08      $274,224         7.123   358.36           600     80.6
$300,000.01 - $350,000.00     $126,995,331              393        8.62      $323,143         7.012   358.41           601     80.8
$350,000.01 - $400,000.00      $98,059,753              261        6.65      $375,708         6.891   358.33           610     80.7
$400,000.01 - $450,000.00      $64,424,793              151        4.37      $426,654         7.024   358.44           604     81.5
$450,000.01 - $500,000.00      $49,561,874              104        3.36      $476,556         7.065   358.47           605     79.5
$500,000.01 - $550,000.00      $14,033,940               27        0.95      $519,776         7.080   358.59           603     80.5
$550,000.01 - $600,000.00       $7,533,413               13        0.51      $579,493         6.680   358.47           618     79.2
$600,000.01 - $650,000.00       $4,394,893                7        0.30      $627,842         6.996   358.71           632     85.7
$650,000.01 - $700,000.00       $2,033,000                3        0.14      $677,667         7.125   359.00           613     80.6
$700,000.01 - $750,000.00       $2,882,766                4        0.20      $720,692         6.741   358.25           601     76.0
$750,000.01 - $800,000.00       $2,311,099                3        0.16      $770,366         6.226   358.67           636     73.8
$850,000.01 - $900,000.00         $865,000                1        0.06      $865,000         7.375   359.00           617     69.2
> $900,000.00                   $1,942,020                2        0.13      $971,010         8.068   358.49           627     65.7
-----------------------------------------------------------------------------------------------------------------------------------
                            $1,474,017,706            8,252      100.00      $178,626         7.317   357.67           599     81.2
-----------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


[Object Omitted] COUNTRYWIDE[R]                                                                         Computational Materials For
---------------------------------------
SECURITIES CORPORATION                                                        Countrywide Asset-Backed Certificates, Series 2005-04
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


                                                             Aggregate

                                                        ARM $1,474,017,706

                                                          Detailed Report


-----------------------------------------------------------------------------------------------------------------------------------
                                                               State
-----------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT            # OF         % OF       AVERAGE         GROSS   REMG.                    ORIG
DESCRIPTION                        BALANCE            LOAN        TOTAL       BALANCE          WAC     TERM           FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
Alabama                        $13,471,217              116       0.91       $116,131         7.830    357.95           591     86.7
Alaska                          $1,744,567               10       0.12       $174,457         7.597    359.00           575     90.8
Arizona                        $49,683,216              307       3.37       $161,835         7.285    358.34           596     81.9
Arkansas                        $3,623,653               34       0.25       $106,578         8.363    354.87           577     90.8
California                    $375,609,671            1,329      25.48       $282,626         6.757    358.43           604     78.3
Colorado                       $27,410,826              154       1.86       $177,992         7.141    357.75           606     80.9
Connecticut                    $24,306,291              135       1.65       $180,047         7.298    358.15           593     78.5
Delaware                        $4,127,185               24       0.28       $171,966         7.252    357.11           593     83.5
District of Columbia            $3,919,306               17       0.27       $230,547         7.507    358.21           587     77.6
Florida                       $123,752,513              756       8.40       $163,694         7.448    358.17           597     82.5
Georgia                        $56,551,426              372       3.84       $152,020         7.931    358.09           597     85.2
Hawaii                         $12,326,220               40       0.84       $308,155         6.934    358.49           611     80.2
Idaho                           $7,985,250               63       0.54       $126,750         7.266    355.55           606     83.2
Illinois                       $60,360,332              361       4.09       $167,203         7.650    357.65           597     81.3
Indiana                        $14,912,547              136       1.01       $109,651         7.910    355.01           599     84.4
Iowa                            $4,381,201               42       0.30       $104,314         8.237    356.93           595     86.2
Kansas                          $5,408,911               44       0.37       $122,930         8.020    357.71           588     90.8
Kentucky                        $7,356,689               61       0.50       $120,601         7.721    354.49           592     84.6
Louisiana                       $6,855,021               63       0.47       $108,810         7.985    354.57           595     86.3
Maine                           $3,859,931               23       0.26       $167,823         7.796    358.12           580     82.0
Maryland                       $44,941,246              220       3.05       $204,278         7.475    358.03           583     79.4
Massachusetts                  $26,437,166              112       1.79       $236,046         7.100    358.19           594     76.9
Michigan                       $40,251,878              305       2.73       $131,973         7.779    356.05           595     84.6
Minnesota                      $29,149,367              160       1.98       $182,184         7.629    358.45           606     83.6
Mississippi                     $6,654,962               60       0.45       $110,916         7.776    357.16           599     89.3
Missouri                       $22,143,799              179       1.50       $123,708         8.005    356.54           601     84.9
Montana                         $4,299,380               26       0.29       $165,361         7.361    358.67           603     81.9
Nebraska                        $2,044,926               19       0.14       $107,628         7.888    356.04           602     84.9
Nevada                         $52,689,796              245       3.57       $215,060         7.019    358.09           607     80.9
New Hampshire                  $10,094,401               50       0.68       $201,888         7.269    358.44           586     79.5
New Jersey                     $49,183,615              234       3.34       $210,186         7.717    358.55           590     81.0
New Mexico                      $4,866,335               39       0.33       $124,778         7.921    357.27           588     84.4
New York                       $56,227,109              217       3.81       $259,111         7.255    358.31           602     77.4
North Carolina                 $30,402,966              250       2.06       $121,612         7.808    353.55           590     83.6
North Dakota                      $858,615                7       0.06       $122,659         7.903    358.44           647     81.5
Ohio                           $25,038,686              218       1.70       $114,856         7.860    353.65           596     85.0
Oklahoma                        $6,287,600               68       0.43        $92,465         8.032    354.61           593     84.4
Oregon                         $20,578,473              130       1.40       $158,296         7.175    357.29           607     82.7
Pennsylvania                   $23,210,741              174       1.57       $133,395         7.688    357.39           588     83.5
Rhode Island                    $8,119,265               38       0.55       $213,665         6.999    357.31           600     78.0
South Carolina                 $10,980,157               89       0.74       $123,373         7.739    355.85           593     84.2
South Dakota                    $1,245,700                9       0.08       $138,411         7.287    358.46           605     79.8
Tennessee                      $18,934,237              158       1.28       $119,837         7.904    354.01           601     87.8
Texas                          $60,301,189              518       4.09       $116,412         7.599    357.52           606     83.4
Utah                           $12,829,940               83       0.87       $154,578         7.139    356.59           609     83.6




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


[Object Omitted] COUNTRYWIDE[R]                                                                         Computational Materials For
---------------------------------------
SECURITIES CORPORATION                                                        Countrywide Asset-Backed Certificates, Series 2005-04
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


                                                             Aggregate

                                                        ARM $1,474,017,706

                                                          Detailed Report


-----------------------------------------------------------------------------------------------------------------------------------
                                                               State
-----------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT            # OF         % OF       AVERAGE         GROSS   REMG.                    ORIG
DESCRIPTION                        BALANCE            LOAN        TOTAL       BALANCE          WAC     TERM           FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
Vermont                         $1,163,526                9        0.08      $129,281         7.567   358.78           589     77.1
Virginia                       $46,420,804              240        3.15      $193,420         7.164   357.95           591     79.8
Washington                     $38,296,622              203        2.60      $188,653         7.170   358.23           600     82.5
West Virginia                   $3,931,940               29        0.27      $135,584         7.782   355.75           586     82.2
Wisconsin                       $7,959,628               69        0.54      $115,357         8.100   353.50           594     83.7
Wyoming                           $827,670                7        0.06      $118,239         7.120   354.45           616     85.0
-----------------------------------------------------------------------------------------------------------------------------------
                            $1,474,017,706            8,252      100.00      $178,626         7.317   357.67           599     81.2
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                        Loan-to-Value Ratios
-----------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT            # OF         % OF       AVERAGE         GROSS   REMG.                    ORIG
DESCRIPTION                        BALANCE            LOAN        TOTAL       BALANCE          WAC     TERM           FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
<= 50.00                        $9,052,535               57        0.61      $158,816         6.409   358.10           566     40.6
50.01 - 55.00                   $7,335,815               53        0.50      $138,412         6.781   357.75           586     53.2
55.01 - 60.00                  $23,137,260              116        1.57      $199,459         6.953   357.90           566     58.0
60.01 - 65.00                  $41,460,998              218        2.81      $190,188         6.955   357.74           579     63.4
65.01 - 70.00                  $79,956,619              410        5.42      $195,016         7.090   357.55           575     68.6
70.01 - 75.00                 $115,780,806              605        7.85      $191,373         7.209   356.94           578     73.9
75.01 - 80.00                 $654,946,558            3,734       44.43      $175,401         7.080   357.80           615     79.7
80.01 - 85.00                 $161,065,999              875       10.93      $184,075         7.522   357.24           580     84.3
85.01 - 90.00                 $242,054,424            1,261       16.42      $191,954         7.577   357.54           594     89.5
90.01 - 95.00                  $65,668,030              396        4.46      $165,828         8.245   358.23           594     94.6
95.01 - 100.00                 $73,558,663              527        4.99      $139,580         8.197   358.58           605     99.8
-----------------------------------------------------------------------------------------------------------------------------------
                            $1,474,017,706            8,252      100.00      $178,626         7.317   357.67           599     81.2
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                   Range of Current Gross Coupon
-----------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT            # OF         % OF       AVERAGE         GROSS   REMG.                    ORIG
DESCRIPTION                        BALANCE            LOAN        TOTAL       BALANCE          WAC     TERM           FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
<= 4.000                           $84,242                1        0.01       $84,242         3.750   358.00           635     72.7
4.001 - 4.500                     $379,652                2        0.03      $189,826         4.260   358.66           750     47.2
4.501 - 5.000                   $4,151,813               16        0.28      $259,488         4.917   357.58           624     76.8
5.001 - 5.500                  $16,390,437               66        1.11      $248,340         5.342   358.21           634     76.0
5.501 - 6.000                 $113,153,981              477        7.68      $237,220         5.875   358.27           616     76.5
6.001 - 6.500                 $224,373,150            1,039       15.22      $215,951         6.349   358.33           613     78.8
6.501 - 7.000                 $338,190,199            1,730       22.94      $195,486         6.821   358.33           607     79.4
7.001 - 7.500                 $244,191,757            1,352       16.57      $180,615         7.311   358.29           600     81.2
7.501 - 8.000                 $231,803,267            1,378       15.73      $168,217         7.809   358.33           592     83.5
8.001 - 8.500                 $116,418,253              735        7.90      $158,392         8.312   358.16           585     84.8
8.501 - 9.000                  $91,759,099              636        6.23      $144,275         8.797   357.37           573     86.1
9.001 - 9.500                  $40,197,409              316        2.73      $127,207         9.296   354.19           570     86.1
9.501 - 10.000                 $31,943,649              277        2.17      $115,320         9.769   352.04           563     86.3




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


[Object Omitted] COUNTRYWIDE[R]                                                                         Computational Materials For
---------------------------------------
SECURITIES CORPORATION                                                        Countrywide Asset-Backed Certificates, Series 2005-04
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


                                                             Aggregate

                                                        ARM $1,474,017,706

                                                          Detailed Report


-----------------------------------------------------------------------------------------------------------------------------------
                                                   Range of Current Gross Coupon
-----------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT            # OF         % OF       AVERAGE         GROSS   REMG.                    ORIG
DESCRIPTION                        BALANCE            LOAN        TOTAL       BALANCE          WAC     TERM           FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
10.001 - 10.500                $12,123,424              111        0.82      $109,220        10.288   339.94           566     87.3
10.501 - 11.000                 $5,112,677               54        0.35       $94,679        10.741   337.42           569     87.7
11.001 - 11.500                 $2,178,668               30        0.15       $72,622        11.250   327.19           572     86.2
11.501 - 12.000                   $497,644               12        0.03       $41,470        11.759   314.79           563     83.3
12.001 - 12.500                   $217,509                5        0.01       $43,502        12.243   296.85           544     76.7
12.501 - 13.000                   $276,320                3        0.02       $92,107        12.897   323.02           523     74.4
13.001 - 13.500                   $291,688                7        0.02       $41,670        13.153   310.17           526     68.1
13.501 - 14.000                   $204,289                3        0.01       $68,096        13.837   309.47           537     77.1
> 14.000                           $78,578                2        0.01       $39,289        14.647   314.00           498     66.7
-----------------------------------------------------------------------------------------------------------------------------------
                            $1,474,017,706            8,252      100.00      $178,626         7.317   357.67           599     81.2
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                           Property Type
-----------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT            # OF         % OF       AVERAGE         GROSS   REMG.                    ORIG
DESCRIPTION                        BALANCE            LOAN        TOTAL       BALANCE          WAC     TERM           FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
SFR                         $1,095,510,455            6,303       74.32      $173,808         7.320   357.63           598     81.4
PUD                           $237,717,754            1,183       16.13      $200,945         7.245   358.18           600     81.8
CND                            $83,313,301              477        5.65      $174,661         7.256   358.17           608     80.8
2 FAM                          $41,916,315              190        2.84      $220,612         7.562   358.02           612     77.3
3 FAM                           $5,414,979               23        0.37      $235,434         7.637   358.25           581     75.3
CNDP                            $4,409,038               21        0.30      $209,954         7.590   356.63           595     82.8
MNF                             $3,708,040               48        0.25       $77,251         9.020   322.10           599     74.0
4 FAM                           $2,027,824                7        0.14      $289,689         7.242   358.46           609     70.7
-----------------------------------------------------------------------------------------------------------------------------------
                            $1,474,017,706            8,252      100.00      $178,626         7.317   357.67           599     81.2
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                              Purpose
-----------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT            # OF         % OF       AVERAGE         GROSS   REMG.                    ORIG
DESCRIPTION                        BALANCE            LOAN        TOTAL       BALANCE          WAC     TERM           FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
RCO                           $813,899,581            4,261       55.22      $191,011         7.247   357.62           586     79.2
PUR                           $601,717,322            3,615       40.82      $166,450         7.417   357.92           617     83.9
RNC                            $58,400,803              376        3.96      $155,321         7.276   355.93           597     82.3
-----------------------------------------------------------------------------------------------------------------------------------
                            $1,474,017,706            8,252      100.00      $178,626         7.317   357.67           599     81.2
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                             Occupancy
-----------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT            # OF         % OF       AVERAGE         GROSS   REMG.                    ORIG
DESCRIPTION                        BALANCE            LOAN        TOTAL       BALANCE          WAC     TERM           FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
OO                          $1,453,867,889            8,138       98.63      $178,652         7.312   357.67           599     81.3
INV                            $12,186,612               74        0.83      $164,684         7.695   358.03           605     75.3
2H                              $7,963,206               40        0.54      $199,080         7.768   358.25           598     77.6




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


[Object Omitted] COUNTRYWIDE[R]                                                                         Computational Materials For
---------------------------------------
SECURITIES CORPORATION                                                        Countrywide Asset-Backed Certificates, Series 2005-04
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


                                                             Aggregate

                                                        ARM $1,474,017,706

                                                          Detailed Report


-----------------------------------------------------------------------------------------------------------------------------------
                                                             Occupancy
-----------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT            # OF         % OF       AVERAGE         GROSS   REMG.                    ORIG
DESCRIPTION                        BALANCE            LOAN        TOTAL       BALANCE          WAC     TERM           FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                            $1,474,017,706            8,252      100.00      $178,626         7.317   357.67           599     81.2
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                          Range of Months Remaining to Scheduled Maturity
-----------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT            # OF         % OF       AVERAGE         GROSS   REMG.                    ORIG
DESCRIPTION                        BALANCE            LOAN        TOTAL       BALANCE          WAC     TERM           FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
181 - 300                      $15,123,656              245        1.03       $61,729        10.004   295.65           589     80.6
301 - 360                   $1,458,894,050            8,007       98.97      $182,202         7.289   358.32           599     81.2
-----------------------------------------------------------------------------------------------------------------------------------
                            $1,474,017,706            8,252      100.00      $178,626         7.317   357.67           599     81.2
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                Collateral Grouped by Document Type
-----------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT            # OF         % OF       AVERAGE         GROSS   REMG.                    ORIG
DESCRIPTION                        BALANCE            LOAN        TOTAL       BALANCE          WAC     TERM           FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
FULL                          $993,741,809            5,895       67.42      $168,574         7.285   357.54           589     82.2
STATED INCOME                 $479,656,559            2,350       32.54      $204,109         7.380   358.03           619     79.3
SIMPLE                            $619,338                7        0.04       $88,477         9.977   297.51           612     79.9
-----------------------------------------------------------------------------------------------------------------------------------
                            $1,474,017,706            8,252      100.00      $178,626         7.317   357.67           599     81.2
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                     Collateral Grouped by FICO
-----------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT            # OF         % OF       AVERAGE         GROSS   REMG.                    ORIG
DESCRIPTION                        BALANCE            LOAN        TOTAL       BALANCE          WAC     TERM           FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
801 - 820                         $401,542                2       0.03       $200,771         5.496   359.00           811     45.6
781 - 800                       $1,024,330                9       0.07       $113,814         6.401   358.54           788     80.0
761 - 780                       $3,301,533               12       0.22       $275,128         6.537   358.33           769     78.6
741 - 760                       $4,821,822               20       0.33       $241,091         6.560   358.54           748     80.0
721 - 740                      $12,619,696               65       0.86       $194,149         6.854   358.00           729     78.9
701 - 720                      $16,894,960               88       1.15       $191,988         6.764   357.91           709     79.7
681 - 700                      $36,952,617              193       2.51       $191,464         6.782   358.18           689     79.6
661 - 680                      $50,173,708              287       3.40       $174,821         6.898   358.03           670     78.9
641 - 660                      $86,531,810              467       5.87       $185,293         6.984   357.48           650     78.7
621 - 640                     $227,919,173            1,210      15.46       $188,363         7.033   357.80           630     83.7
601 - 620                     $277,185,253            1,462      18.80       $189,593         7.126   357.75           611     83.1
581 - 600                     $258,022,549            1,509      17.50       $170,989         7.313   357.67           591     82.8
561 - 580                     $196,221,654            1,159      13.31       $169,303         7.558   357.76           571     81.7
541 - 560                     $137,526,342              790       9.33       $174,084         7.761   357.41           551     80.3
521 - 540                     $103,693,039              603       7.03       $171,962         7.941   357.63           531     76.8
501 - 520                      $58,357,165              358       3.96       $163,009         7.927   357.10           512     73.0
<= 500                          $2,370,511               18       0.16       $131,695         8.640   345.70           497     80.4





------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


[Object Omitted] COUNTRYWIDE[R]                                                                         Computational Materials For
---------------------------------------
SECURITIES CORPORATION                                                        Countrywide Asset-Backed Certificates, Series 2005-04
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


                                                             Aggregate

                                                        ARM $1,474,017,706

                                                          Detailed Report


-----------------------------------------------------------------------------------------------------------------------------------
                                                     Collateral Grouped by FICO
-----------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT            # OF         % OF       AVERAGE         GROSS   REMG.                    ORIG
DESCRIPTION                        BALANCE            LOAN        TOTAL       BALANCE          WAC     TERM           FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                            $1,474,017,706            8,252      100.00      $178,626         7.317   357.67           599     81.2
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                               Grade
-----------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT            # OF         % OF       AVERAGE         GROSS   REMG.                    ORIG
DESCRIPTION                        BALANCE            LOAN        TOTAL       BALANCE          WAC     TERM           FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
A                           $1,185,469,290            6,597       80.42      $179,698         7.256   358.06           604     82.0
A-                             $89,406,327              505        6.07      $177,042         7.576   355.05           585     81.2
B                             $115,976,665              651        7.87      $178,152         7.536   356.84           573     77.6
C                              $58,570,552              351        3.97      $166,868         7.621   356.29           573     74.7
C-                             $18,250,762              112        1.24      $162,953         7.660   355.32           585     75.6
D                               $6,344,111               36        0.43      $176,225         7.369   357.71           586     79.6
-----------------------------------------------------------------------------------------------------------------------------------
                            $1,474,017,706            8,252      100.00      $178,626         7.317   357.67           599     81.2
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                          Collateral Grouped by Prepayment Penalty Months
-----------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT            # OF         % OF       AVERAGE         GROSS   REMG.                    ORIG
DESCRIPTION                        BALANCE            LOAN        TOTAL       BALANCE          WAC     TERM           FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
0                             $419,661,538            2,416       28.47      $173,701         7.730   357.67           597     81.3
6                               $1,470,090               13        0.10      $113,084         6.925   355.29           595     83.7
12                             $95,068,711              458        6.45      $207,574         7.314   358.32           600     80.9
13                                $697,137                2        0.05      $348,569         6.740   357.64           612     83.2
24                            $354,600,391            1,855       24.06      $191,159         7.059   357.38           599     81.0
30                                $541,948                3        0.04      $180,649         8.239   357.92           609     94.5
36                            $592,596,674            3,420       40.20      $173,274         7.178   358.07           600     81.4
42                                $257,080                2        0.02      $128,540         8.436   357.33           535     82.2
48                                $240,000                1        0.02      $240,000         5.990   355.00           616     80.0
60                              $8,884,136               82        0.60      $108,343         7.517   336.34           589     82.0
-----------------------------------------------------------------------------------------------------------------------------------
                            $1,474,017,706            8,252      100.00      $178,626         7.317   357.67           599     81.2
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                      Range of Months to Roll                     (Excludes 0 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                    WA             CURRENT            # OF         % OF       AVERAGE         GROSS   REMG.                    ORIG
DESCRIPTION        MTR             BALANCE            LOAN        TOTAL       BALANCE          WAC     TERM           FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
0 - 6                 4        $27,327,132              307        1.85       $89,013         8.621   322.60           576     80.9
13 - 18              17        $18,063,653              108        1.23      $167,256         6.930   352.85           599     80.2
19 - 24              22       $324,250,302            1,643       22.00      $197,353         7.072   358.25           602     81.2
25 - 31              30        $16,458,084              105        1.12      $156,744         6.757   354.12           591     80.0
32 - 37              35     $1,087,579,629            6,087       73.78      $178,673         7.373   358.52           599     81.3
>= 38                56           $338,906                2        0.02      $169,453         6.980   356.11           553     71.0





------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


[Object Omitted] COUNTRYWIDE[R]                                                                         Computational Materials For
---------------------------------------
SECURITIES CORPORATION                                                        Countrywide Asset-Backed Certificates, Series 2005-04
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


                                                             Aggregate

                                                        ARM $1,474,017,706

                                                          Detailed Report


-----------------------------------------------------------------------------------------------------------------------------------
                                                      Range of Months to Roll                     (Excludes 0 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT            # OF         % OF       AVERAGE         GROSS   REMG.                    ORIG
DESCRIPTION                        BALANCE            LOAN        TOTAL       BALANCE          WAC     TERM           FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
                            $1,474,017,706            8,252      100.00      $178,626         7.317   357.67           599     81.2
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                          Range of Margin                         (Excludes 0 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT            # OF         % OF       AVERAGE         GROSS   REMG.                    ORIG
DESCRIPTION                        BALANCE            LOAN        TOTAL       BALANCE          WAC     TERM           FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
2.001 - 3.000                     $671,310                3        0.05      $223,770         7.018   357.39           605     80.0
3.001 - 4.000                   $9,918,907               43        0.67      $230,672         6.574   358.48           586     73.8
4.001 - 5.000                  $28,616,352              144        1.94      $198,725         6.375   357.79           590     71.7
5.001 - 6.000                 $292,709,173            1,475       19.86      $198,447         6.704   357.34           602     77.3
6.001 - 7.000                 $526,132,683            2,790       35.69      $188,578         6.959   357.26           607     80.5
7.001 - 8.000                 $413,573,486            2,469       28.06      $167,506         7.667   358.10           598     83.6
8.001 - 9.000                 $154,117,915              972       10.46      $158,558         8.339   358.30           585     85.1
9.001 - 10.000                 $43,492,257              317        2.95      $137,200         9.306   358.32           567     86.9
10.001 - 11.000                 $4,348,468               33        0.30      $131,772        10.178   358.38           562     90.6
11.001 - 12.000                   $437,155                6        0.03       $72,859        11.594   354.92           588     95.6
-----------------------------------------------------------------------------------------------------------------------------------
6,928                       $1,474,017,706            8,252      100.00      $178,626         7.317   357.67           599     81.2
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                       Range of Maximum Rates                     (Excludes 0 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT            # OF         % OF       AVERAGE         GROSS   REMG.                    ORIG
DESCRIPTION                        BALANCE            LOAN        TOTAL       BALANCE          WAC     TERM           FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
8.001 - 9.000                     $220,548                1        0.01      $220,548         8.800   358.00           517     80.0
9.001 - 10.000                    $160,205                2        0.01       $80,102         8.524   326.16           628     85.2
10.001 - 10.500                   $249,652                1        0.02      $249,652         4.200   359.00           816     26.9
10.501 - 11.000                 $1,865,202                8        0.13      $233,150         5.026   355.90           658     76.4
11.001 - 11.500                 $4,615,240               20        0.31      $230,762         5.581   357.19           631     78.8
11.501 - 12.000                $21,123,912              101        1.43      $209,148         5.792   357.07           623     78.6
12.001 - 12.500                $53,657,736              261        3.64      $205,585         6.124   357.40           622     79.0
12.501 - 13.000               $159,511,321              750       10.82      $212,682         6.261   357.90           611     77.8
13.001 - 13.500               $231,864,432            1,112       15.73      $208,511         6.554   358.28           608     79.0
13.501 - 14.000               $319,900,996            1,639       21.70      $195,181         6.967   358.40           603     79.8
14.001 - 14.500               $217,779,791            1,205       14.77      $180,730         7.414   358.36           598     81.7
14.501 - 15.000               $203,120,452            1,234       13.78      $164,603         7.890   358.41           593     83.7
15.001 - 15.500               $101,950,801              665        6.92      $153,309         8.384   358.22           584     85.0
15.501 - 16.000                $79,586,218              562        5.40      $141,612         8.879   357.17           572     86.0
16.001 - 16.500                $33,958,130              265        2.30      $128,144         9.351   353.72           574     86.4
16.501 - 17.000                $25,907,499              226        1.76      $114,635         9.773   351.32           566     86.2
17.001 - 17.500                $10,325,044               94        0.70      $109,841        10.318   339.97           567     87.4
17.501 - 18.000                 $4,779,406               48        0.32       $99,571        10.743   340.18           570     88.0
18.001 - 18.500                 $1,964,006               28        0.13       $70,143        11.280   330.54           573     86.1




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


[Object Omitted] COUNTRYWIDE[R]                                                                         Computational Materials For
---------------------------------------
SECURITIES CORPORATION                                                        Countrywide Asset-Backed Certificates, Series 2005-04
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


                                                             Aggregate

                                                        ARM $1,474,017,706

                                                          Detailed Report


-----------------------------------------------------------------------------------------------------------------------------------
                                                       Range of Maximum Rates                     (Excludes 0 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT            # OF         % OF       AVERAGE         GROSS   REMG.                    ORIG
DESCRIPTION                        BALANCE            LOAN        TOTAL       BALANCE          WAC     TERM           FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
18.501 - 19.000                   $473,464               12        0.03       $39,455        11.781   317.16           561     82.8
19.001 - 19.500                   $256,606                6        0.02       $42,768        12.624   301.36           549     78.5
> 19.500                          $747,045               12        0.05       $62,254        13.375   314.92           521     71.5
-----------------------------------------------------------------------------------------------------------------------------------
14.121                      $1,474,017,706            8,252      100.00      $178,626         7.317   357.67           599     81.2
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                     Initial Periodic Rate Cap                    (Excludes 0 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT            # OF         % OF       AVERAGE         GROSS   REMG.                    ORIG
DESCRIPTION                        BALANCE            LOAN        TOTAL       BALANCE          WAC     TERM           FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
0.750                             $592,901                4        0.04      $148,225         7.306   358.00           615     82.2
1.000                          $18,146,975               87        1.23      $208,586         6.982   358.49           572     81.6
1.500                       $1,128,837,980            6,244       76.58      $180,788         7.329   357.93           600     81.1
1.550                             $311,393                1        0.02      $311,393         8.200   357.00           519     75.0
1.950                             $314,119                1        0.02      $314,119         6.550   359.00           642     80.0
2.000                           $8,521,093               46        0.58      $185,241         7.382   356.93           593     80.8
3.000                         $316,784,070            1,866       21.49      $169,766         7.290   356.74           598     81.6
3.050                             $126,768                1        0.01      $126,768         8.500   357.00           635     97.7
6.000                             $382,408                2        0.03      $191,204         8.060   358.00           555     79.0
-----------------------------------------------------------------------------------------------------------------------------------
                            $1,474,017,706            8,252      100.00      $178,626         7.317   357.67           599     81.2
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                    Subsequent Periodic Rate Cap                  (Excludes 0 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT            # OF         % OF       AVERAGE         GROSS   REMG.                    ORIG
DESCRIPTION                        BALANCE            LOAN        TOTAL       BALANCE          WAC     TERM           FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
0.750                             $592,901                4        0.04      $148,225         7.306   358.00           615     82.2
1.000                         $317,652,924            1,852       21.55      $171,519         7.299   356.86           596     81.7
1.500                       $1,153,284,414            6,386       78.24      $180,596         7.322   357.90           600     81.1
1.580                             $275,850                1        0.02      $275,850         6.500   357.00           613     90.0
2.000                             $679,831                3        0.05      $226,610         7.901   358.26           576     83.4
3.000                           $1,531,786                6        0.10      $255,298         7.494   356.54           612     84.8
-----------------------------------------------------------------------------------------------------------------------------------
                            $1,474,017,706            8,252      100.00      $178,626         7.317   357.67           599     81.2
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                    Range of Lifetime Rate Floor                  (Excludes 0 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT            # OF         % OF       AVERAGE         GROSS   REMG.                    ORIG
DESCRIPTION                        BALANCE            LOAN        TOTAL       BALANCE          WAC     TERM           FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
2.001 - 3.000                     $220,548                1        0.01      $220,548         8.800   358.00           517     80.0
3.001 - 4.000                     $160,837                2        0.01       $80,419         5.322   358.00           650     76.2
4.001 - 5.000                   $4,527,853               19        0.31      $238,308         4.968   357.67           628     74.6
5.001 - 6.000                 $131,862,707              556        8.95      $237,163         5.827   358.20           618     76.5
6.001 - 7.000                 $564,303,223            2,789       38.28      $202,332         6.641   358.29           609     79.1




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


[Object Omitted] COUNTRYWIDE[R]                                                                         Computational Materials For
---------------------------------------
SECURITIES CORPORATION                                                        Countrywide Asset-Backed Certificates, Series 2005-04
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


                                                             Aggregate

                                                        ARM $1,474,017,706

                                                          Detailed Report


-----------------------------------------------------------------------------------------------------------------------------------
                                                    Range of Lifetime Rate Floor                  (Excludes 0 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT            # OF         % OF       AVERAGE         GROSS   REMG.                    ORIG
DESCRIPTION                        BALANCE            LOAN        TOTAL       BALANCE          WAC     TERM           FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
7.001 - 8.000                 $475,348,001            2,728       32.25      $174,248         7.557   358.24           596     82.4
8.001 - 9.000                 $205,280,343            1,349       13.93      $152,172         8.528   357.89           580     85.4
9.001 - 10.000                 $72,042,064              592        4.89      $121,693         9.507   353.40           567     86.1
> 10.000                       $20,272,130              216        1.38       $93,852        10.685   336.84           566     86.5
-----------------------------------------------------------------------------------------------------------------------------------
                            $1,474,017,706            8,252      100.00      $178,626         7.317   357.67           599     81.2
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                   Next Interest Adjustment Date                  (Excludes 0 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT            # OF         % OF       AVERAGE         GROSS   REMG.                    ORIG
DESCRIPTION                        BALANCE            LOAN        TOTAL       BALANCE          WAC     TERM           FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
06/05                             $144,913                1        0.01      $144,913         8.875   289.00           573     90.5
07/05                           $2,786,236               46        0.19       $60,570         9.980   293.97           576     80.2
08/05                           $2,541,181               44        0.17       $57,754        10.273   294.21           588     81.2
09/05                           $2,390,478               32        0.16       $74,702         9.938   302.65           589     80.7
10/05                           $5,640,204               57        0.38       $98,951         8.078   333.61           577     82.4
11/05                          $10,225,991               72        0.69      $142,028         7.312   345.40           564     80.4
12/05                           $3,598,130               55        0.24       $65,421        10.086   297.34           592     79.8
09/06                           $1,718,510               10        0.12      $171,851         7.262   349.95           613     78.3
10/06                           $3,490,329               22        0.24      $158,651         7.039   352.00           581     80.9
11/06                           $6,789,743               39        0.46      $174,096         6.857   353.00           612     80.5
12/06                           $6,065,071               37        0.41      $163,921         6.853   354.00           589     79.9
01/07                          $10,807,460               61        0.73      $177,171         6.962   355.00           582     80.0
02/07                           $7,689,461               47        0.52      $163,606         7.278   356.00           588     82.1
03/07                          $33,224,818              197        2.25      $168,654         7.192   357.03           602     82.2
04/07                         $113,881,503              585        7.73      $194,669         7.122   358.01           602     81.2
05/07                         $156,356,141              741       10.61      $211,007         7.012   359.00           604     81.0
06/07                           $2,290,920               12        0.16      $190,910         6.813   360.00           607     78.2
10/07                           $1,383,860                9        0.09      $153,762         6.895   352.00           585     80.9
11/07                           $3,286,550               21        0.22      $156,502         6.948   353.00           574     78.8
12/07                           $3,799,880               23        0.26      $165,212         6.344   354.00           604     81.2
01/08                           $8,115,310               53        0.55      $153,119         6.856   355.02           593     80.0
02/08                          $11,203,735               60        0.76      $186,729         7.473   356.02           601     80.3
03/08                          $40,935,677              240        2.78      $170,565         7.350   357.03           602     82.6
04/08                         $421,817,034            2,313       28.62      $182,368         7.374   358.01           598     80.9
05/08                         $606,249,002            3,426       41.13      $176,955         7.368   359.00           599     81.5
06/08                           $7,246,665               47        0.49      $154,184         7.649   360.00           612     83.3
01/10                             $151,383                1        0.01      $151,383         7.110   355.00           514     80.0
03/10                             $187,523                1        0.01      $187,523         6.875   357.00           585     63.7
-----------------------------------------------------------------------------------------------------------------------------------
                            $1,474,017,706            8,252      100.00      $178,626         7.317   357.67           599     81.2
-----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.